File No. 333-156430

811-1978

Securities and Exchange Commission

Washington, D.C. 20549

Form N-4

Registration

Under

the Securities Act of 1933	☒
Pre-Effective Amendment Number	☐
Post Effective Amendment Number 21	☒

And/or

Registration Statement

Under

the Investment Company Act of 1940	☒
Amendment No. 23	☒

Ohio National Variable Account A

(Exact Name of Registrant)

The Ohio National Life Insurance Company

(Name of Depositor)

One Financial Way

Montgomery, Ohio 45242

(Address of Depositor’s Principal Executive Offices)

(513) 794-6100

(Depositor’s Telephone Number, including Area Code)

Kimberly A. Plante, Senior Associate Counsel

The Ohio National Life Insurance Company

P.O. Box 237

Cincinnati, Ohio 45201

(Name and Address of Agent for Service)

Copy to:

Richard T. Choi

Carlton Fields Jorden Burt PA

1025 Thomas Jefferson Street, NW, Suite 400 East

Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☒	on May 1, 2014 pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Flexible Purchase Payment

Individual Variable Annuity Contracts

ONcore Lite II

Ohio National Variable Account A

The Ohio National Life Insurance Company

One Financial Way • Montgomery, Ohio 45242 •1-888-925-6446

This prospectus offers a variable annuity contract allowing you to accumulate values and paying you benefits on a variable and/or fixed basis. This prospectus provides information regarding the material provisions of your variable annuity contract. The Ohio National Life Insurance Company ("Ohio National Life") issues the contract. This contract is not available in all states. Certain features may vary by broker-dealer.

Variable annuities provide Contract Value and lifetime annuity payments that vary with the investment results of the mutual funds listed later in this prospectus (“Funds”) that you choose. You cannot be sure that the Contract Value or annuity payments will equal or exceed your purchase payments. Any guarantees under the contract or optional riders that exceed the value of your interest in the separate account Ohio National Variable Account A ("VAA") are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. The contracts are not insured by the FDIC or any other agency. They are not deposits or obligations of any bank and are not bank guaranteed.

The variable annuity contracts are designed for: (1) annuity purchase plans adopted by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code, as amended, (the “Code”), qualifying for tax-deferred treatment pursuant to Section 403(b) of the Code; (2) other employee pension or profit-sharing trusts or plans qualifying for tax-deferred treatment under Section 401(a), 401(k) or 403(a) of the Code; (3) individual retirement annuities qualifying for tax-deferred treatment under Section 408 or 408A of the Code; (4) state and municipal deferred compensation plans and (5) non-tax-qualified retirement plans.

Many of the listed qualified retirement plans already benefit from tax-deferral. Therefore, your decision to fund any of the above-listed qualified retirement plans with a deferred annuity should include an assessment of the other benefits available under this annuity contract. Your exercise of contract rights may be subject to the terms of your qualified employee trust or annuity plan. This prospectus contains no information concerning your trust or plan.

The minimum initial purchase payment is $5,000 ($2,000 for IRAs). You may make additional payments of at least $500 at any time ($300 for payroll deduction plans). For new contracts, we may currently limit your total purchase payments for any one life to $3,000,000. We reserve the right to limit your purchase payments as described later in this prospectus.

You may direct the allocation of your purchase payments to one or more investment options of VAA and the Fixed Accumulation Account. Currently, your allocation of Contract Value may be to no more than 18 of the available investment options and the Fixed Accumulation Account. VAA is a separate account of Ohio National Life. The assets of VAA are invested in shares of the Funds. The Funds are portfolios of Ohio National Fund, Inc., AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Dreyfus Variable Investment Fund, Federated Insurance Series, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, J.P. Morgan Insurance Trust, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, PIMCO Variable Insurance Trust, The Prudential Series Fund, Inc., Royce Capital Fund, and The Universal Institutional Funds Inc. See page 2 for the list of available Funds. See also the accompanying prospectuses of the Funds. The Fund prospectuses might also contain information about funds that are not available for these contracts.

You may revoke the contract, without penalty, within 10 days of receiving it (or a longer period if required by state law).

Keep this prospectus for future reference. It sets forth the information about VAA and the variable annuity contracts that you should know before investing. Additional information about VAA has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2014. We have incorporated the Statement of Additional Information by reference. It is available upon request and without charge by writing or calling us at the above address. The table of contents for the Statement of Additional Information is on the back page of this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus is accompanied by the current Fund prospectuses.

May 1, 2014

Form 8577	1

Available Funds

The investment adviser for Ohio National Fund, Inc. is its affiliate, Ohio National Investments, Inc. Subadvisers for certain portfolios are shown below in parentheses.

Ohio National Fund, Inc.	Investment Adviser (Subadviser)
Money Market Portfolio	Ohio National Investments, Inc.
Equity Portfolio	(Legg Mason Capital Management, Inc.)
Bond Portfolio	Ohio National Investments, Inc.
Omni Portfolio (an asset allocation portfolio)	(Suffolk Capital Management, LLC)
S&P 500® Index Portfolio	Ohio National Investments, Inc.
International Portfolio	(Federated Global Investment Management Corp.)
International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)
Capital Appreciation Portfolio	(Jennison Associates LLC)

Aggressive Growth Portfolio	(Janus Capital Management LLC)
Mid Cap Opportunity Portfolio	(Goldman Sachs Asset Management L.P.)
Capital Growth Portfolio	(Eagle Asset Management, Inc.)
High Income Bond Portfolio	(Federated Investment Management Company)
Strategic Value Portfolio	(Federated Equity Management Company of Pennsylvania)
Small Cap Growth Portfolio	(Janus Capital Management, LLC)
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.
Bristol Portfolio (large cap stocks)	(Suffolk Capital Management, LLC)
Bryton Growth Portfolio (small/mid cap stocks)	(Suffolk Capital Management, LLC)

Balanced Portfolio	(ICON Advisers, Inc.)

Target VIP Portfolio (large cap growth)	(First Trust Advisors, L.P.)

Bristol Growth Portfolio	(Suffolk Capital Management, LLC)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. International Growth Fund Invesco V.I. Balanced-Risk Allocation Fund	Invesco Advisers, Inc. Invesco Advisers, Inc.
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
AllianceBernstein Dynamic Asset Allocation Portfolio	AllianceBernstein L.P.
Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	(Fayez Sarofim & Co.)
Federated Insurance Series

Federated Kaufmann Fund II (multi cap growth) (Service Shares) Federated Managed Volatility Fund II Federated Managed Tail Risk Fund II (Service Shares)	Federated Equity Management Company of Pennsylvania (Federated Investment Management Company) Federated Global Investment Management Corp

Fidelity® Variable Insurance Products Fund (Service Class 2)
Fidelity® VIP Contrafund® Portfolio (a value fund)	Fidelity Management & Research Company
Fidelity® VIP MidCap Portfolio	Fidelity Management & Research Company
Fidelity® VIP Growth Portfolio	Fidelity Management & Research Company
Fidelity® VIP Equity-Income Portfolio	Fidelity Management & Research Company
Fidelity® VIP Real Estate Portfolio	Fidelity Management & Research Company
Fidelity® VIP Target Volatility Portfolio	Strategic Advisers, Inc.
Franklin Templeton Variable Insurance Products Trust (Class 4 Shares)
Franklin Income Securities Fund	Franklin Advisers, Inc.
Franklin Flex Cap Growth Securities Fund	Franklin Advisers, Inc.
Templeton Foreign Securities Fund	Templeton Investment Counsel, LLC
Franklin Templeton VIP Founding Funds Allocation Fund(1)	Franklin Templeton Services, LLC(2)
Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Large Cap Value Fund	Goldman Sachs Asset Management, L.P.
Goldman Sachs Structured(sm) U.S. Equity Fund	Goldman Sachs Asset Management, L.P.
Goldman Sachs Strategic Growth Fund	Goldman Sachs Asset Management, L.P.
Goldman Sachs Global Markets Navigator Fund	Goldman Sachs Asset Management, L.P.
Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Company (WRIMCO)

Form 8577	2

Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Company (WRIMCO)
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Company (WRIMCO)
Janus Aspen Series (Service Shares)
Janus Portfolio (long-term growth of capital consistent with preservation of capital)	Janus Capital Management LLC
Overseas Portfolio	Janus Capital Management LLC
Global Research Portfolio	Janus Capital Management LLC
Balanced Portfolio	Janus Capital Management LLC
INTECH U.S. Low Volatility Portfolio	Janus Capital Management LLC
J.P. Morgan Insurance Trust (Class I)
JPMorgan Insurance Trust Mid Cap Value Portfolio	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio	J.P. Morgan Investment Management Inc.
Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement Multi-Asset Targeted Volatility Portfolio	Lazard Asset Management LLC
Legg Mason Partners Variable Equity Trust (Class I Shares)
ClearBridge Variable All Cap Value Portfolio	(ClearBridge Investments, LLC)
ClearBridge Variable Equity Income Portfolio	(ClearBridge Investments, LLC)
ClearBridge Variable Large Cap Value Portfolio Legg Mason Dynamic Multi-Strategy VIT Portfolio(1)	(ClearBridge Investments, LLC) (Legg Mason Global Asset Allocation, LLC and Western Asset Management Company)
MFS® Variable Insurance Trust(sm) (Service Class)
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company
MFS® New Discovery Series (small cap growth)	Massachusetts Financial Services Company
MFS® Total Return Series	Massachusetts Financial Services Company
Neuberger Berman Advisers Management Trust (S Class Shares)
AMT Mid Cap Intrinsic Value Portfolio	Neuberger Berman Management, LLC
Northern Lights Variable Trust (Class 2 shares)
TOPS® Managed Risk Balanced ETF Portfolio(1)	(Milliman, Inc.)
TOPS® Managed Risk Moderate Growth ETF Portfolio(1)	(Milliman, Inc.)
TOPS® Managed Risk Growth ETF Portfolio(1)	(Milliman, Inc.)
PIMCO Variable Insurance Trust (Administrative Shares)
PIMCO Real Return Portfolio	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio	Pacific Investment Management Company LLC
PIMCO Global Bond Portfolio (Unhedged)	Pacific Investment Management Company LLC
PIMCO CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC

PIMCO Global Diversified Allocation Portfolio(1) PIMCO Short-Term Portfolio	Pacific Investment Management Company LLC Pacific Investment Management Company LLC

The Prudential Series Fund, Inc. (Class II Shares)
Jennison Portfolio (a growth stock fund)	Jennison Associates LLC
Jennison 20/20 Focus Portfolio (a value and growth fund)	Jennison Associates LLC
Royce Capital Fund
Royce Small-Cap Portfolio	Royce & Associates, LLC
Royce Micro-Cap Portfolio	Royce & Associates, LLC
The Universal Institutional Funds, Inc. (Class II)
Morgan Stanley UIF Core Plus Fixed Income Portfolio (an income fund)	Morgan Stanley Investment Management Inc.
Morgan Stanley UIF U.S. Real Estate Portfolio	Morgan Stanley Investment Management Inc.
Morgan Stanley UIF Growth Portfolio	Morgan Stanley Investment Management Inc.

Form 8577	3

____________

(1)  This fund is structured as a “Fund of Funds.” Because a Fund of Funds invests in other mutual funds and bears a proportionate share of expenses charged by the underlying funds, it may have higher expenses than direct investments in the underlying funds.

(2) Franklin Templeton Services, LLC is the administrator for Franklin Templeton VIP Founding Funds Allocation Fund, which invests in shares of other series of Franklin Templeton Variable Insurance Products Trust. The advisers of the underlying funds are Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors, Limited.

Form 8577	4

Form 8577	5

Glossary

Accumulation Units — Until annuity payments begin, your contract’s value in each subaccount is measured by accumulation units. The dollar value of each unit varies with the investment results of the subaccount’s corresponding Fund.

Annual Credit Calculation Base — The amount to which the annual credit rate is applied in the GLWB riders. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period and is increased for additional purchase payments made since the beginning of the annual credit period.

Annuitant — A living person whose length of life determines the number and value of annuity payments to be made.

Annuity Unit — After annuity payments begin, the amount of each variable payment depends upon the value of your annuity units. The dollar value of each unit varies with the investment results of the subaccount’s corresponding Fund.

Applied for — The date the application for the annuity is signed or the electronic order is submitted to us.

ARDBR— The annual reset death benefit rider offered with this contract. The ARDBR (2009), ARDBR (2008) and ARDBR are the ARDBR riders.

Asset Allocation Model — The Asset Allocation Models are a service that Ohio National Life offers. Each Asset Allocation Model is developed by Ohio National Investments, Inc. and is comprised of a combination of available investment options. Please see “Optional Asset Allocation Models” for more information.

Commission — The Securities and Exchange Commission.

Contract Value — Contract Value is determined by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period and adding to that any amount in the Fixed Accumulation Account or a DCA Account.

DCA — Dollar cost averaging.

Death Benefit — The amount used solely to calculate the Death Benefit Adjustment and is not the amount paid to the beneficiary after the death of the annuitant. Death Benefit is the greatest of (i) total Contract Value, or (ii) net purchase payments less pro-rata withdrawals, unless one of the riders added to your contract provides for a higher benefit.

Death Benefit Adjustment — The Death Benefit Adjustment is an amount added to the Contract Value to determine the Proceeds paid to the beneficiary. It represents the difference, if any, between the highest guaranteed death benefit amount and the Contract Value on the applicable calculation date as described under “Basic Death Benefit” if the Contract Value on this date is lower than the highest guaranteed death benefit amount. If the Contract Value on the applicable calculation date is higher than the highest guaranteed death benefit amount, no Death Benefit Adjustment will be made.

Fund — A mutual fund in which subaccount assets may be invested. See the list of “Available Funds” beginning on page 2.

GEB — The gain enhancement benefit riders offered with this contract.

GLWB — The guaranteed lifetime withdrawal benefit riders offered with this contract.

GMDB — The guaranteed minimum death benefit amount provided for by the GMDB riders offered with this contract. The Premium Protection, Premium Protection Plus, GMDBR80 Plus, GMDBR85 Plus, 5% GMDBR80 Plus, 5% GMDBR85 Plus, ARDBR (2009), ARDBR (2008) and ARDBR are the GMDB riders.

GMIB — The guaranteed minimum income benefit amount provided for by the GMIB riders offered with this contract. The GMIB Plus with Annual Reset (2009), GMIB Plus with Annual Reset (2008) and GMIB Plus with Annual Reset are the GMIB riders.

Good order — An instruction or request is in good order when it is received in our home office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.

GPP — The guaranteed principal protection rider offered with this contract.

Guaranteed earnings rate — The guaranteed earnings rate is the effective annual rate at which values in variable portfolios or in one of the Asset Allocation Models accumulate at with the earnings base of the ARDBR (2009) or the guaranteed earnings income base of the GMIB Plus with Annual Reset (2009).

Notice — A written form acceptable to us, signed by you and received at our home office (the address listed on the first page of the prospectus). We have specified forms or may require specific information in writing for certain transactions, such as a surrender request. Contact us or your registered representative for more information.

Form 8577	6

Participating Spouse — One of two people upon whose life and age the benefits under the joint GLWB riders are based.

Pro rata — A pro rata adjustment means the benefit or rider base will be reduced by the same percentage that the Contract Value was reduced by a withdrawal in excess of that provided for by the contract or rider. If your Contract Value is lower than your rider base, a pro rata reduction will reduce your rider base by a greater amount than a dollar for dollar reduction would. If your Contract Value is higher than your rider base, a pro rata reduction will reduce your rider base less than a dollar for dollar reduction would.

Proceeds — The amount that the beneficiary receives if the annuitant dies before annuity payments begin.

Subaccount — A subdivision of VAA. The assets of each subaccount are invested in a corresponding available Fund.

Surrender — To redeem the contract before annuity payments begin and receive its value minus any applicable surrender charge or other charges.

Valuation Period — The period of time from one determination of variable subaccount unit and annuity unit values to their next determination. A valuation period usually ends at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The valuation period may end sooner to correspond to earlier closing of the New York Stock Exchange. Accumulation unit and annuity unit values for each annuity period are determined at the end of that valuation period.

VAA (Variable Account A) — A separate account of The Ohio National Life Insurance Company consisting of assets segregated from Ohio National's general assets for the purpose of funding annuity contracts whose values vary with the investment results of the separate account’s underlying Funds.

Withdraw — To receive part of the contract’s value without entirely redeeming or surrendering the contract.

You — You means the owner of the contract or the owner’s estate if the owner is deceased.

Form 8577	7

Fee Table

The following tables describe the fees and expenses you will pay when buying, owning and surrendering the contract. The first table describes the fees and expenses you will pay when you buy the contract, surrender the contract, or transfer cash value between investment options (Funds). State premium taxes may also be deducted if applicable.

Contract Owner Transaction Expenses	Years	Charge
Surrender Charge (generally a percentage of your total purchase payments minus all previous withdrawals)(1)	1st	7%
	2nd	7%
	3rd	7%
	4th	6%
	5th and later	0%
Transfer Fee (currently no charge for the first 12 transfers each contract year)		$10
Withdrawal Fee (for withdrawals in excess of 14 per contract year; currently no charge)	The lesser of 2% of the amount withdrawn or $15
Premium Tax (charged upon annuitization, surrender or when assessed)	0.0% to 5.0% depending on state law

The next table describes the fees and expenses you will pay periodically while you own the contract, not including Fund fees and expenses.

Annual Contract Fee (no fee if your Contract Value exceeds $50,000)	$30

Separate Account Annual Expenses (as a percentage of average account value unless otherwise indicated)

Mortality and Expense Risk Charge	1.25%
Account Expense Charge	0.25%
Total Separate Account Annual Expenses (without optional added benefits)	1.50%

Optional Rider Expenses (Some of the optional riders are mutually exclusive. See the individual discussion of each rider later in the prospectus for details on the riders and the amounts upon which charges are based. Some of the optional riders, marked with an * below, are not currently offered. Please see the footnotes below.)

Annual Stepped-Up Death Benefit	0.25% of the optional death benefit amounts
Premium Protection or Joint Premium Protection death benefit at issue ages through 70	0.10% of the optional death benefit amount
Premium Protection or Joint Premium Protection death benefit at issue ages 71-75	0.25% of the optional death benefit amount
GEB (issue ages through 70)/(issue ages 71-75)	0.15%/0.30% of your Contract Value on the contract anniversary
GEB “Plus” (issue ages through 70)/(issue ages 71-75)	0.30%/0.60% of your Contract Value on the contract anniversary

GLWB Preferred I.S. (2) (currently 1.00%)	2.00% of the GLWB Base (maximum charge)
Joint GLWB Preferred I.S. (3) (currently 1.30%)	2.50% of the GLWB Base (maximum charge)
GLWB Plus(4) (currently 1.05%)	2.00% of the GLWB Base (maximum charge)
Joint GLWB Plus(5) (currently 1.35%)	2.50% of the GLWB Base (maximum charge)

GPP (2012) (currently 0.45%)	0.90% of your average annual guaranteed principal amount (maximum charge)
Premium Protection Plus or Joint Premium Protection Plus death benefit* (currently 0.45%)	0.90% of the optional death benefit amount (maximum charge)

Form 8577	8

5% GMDBR80 Plus(6)*	0.45% of the optional death benefit amounts
GMDBR80 Plus(6)* (currently 0.25%)	0.30% of the optional death benefit amounts (maximum charge)
GMDBR85 Plus(6)*	0.45% of the optional death benefit amounts
5% GMDBR85 Plus(6)*	0.70% of the optional death benefit amounts
ARDBR (2009)(6)* (currently 1.00%)	1.40% of the optional death benefit amounts (maximum charge)
ARDBR (2008) at issue ages through 74(6)* (currently 0.95%)	1.00% of the optional death benefit amounts (maximum charge)
ARDBR (2008) at issue ages 75 through 78(6)* (currently 1.10%)	1.15% of the optional death benefit amounts (maximum charge)
ARDBR(6) *	0.60% of the optional death benefit amounts
GMIB Plus with Annual Reset (2009)(6)* (currently 1.15%)	1.50% of the guaranteed income base (maximum charge)
GMIB Plus with Annual Reset (2008) without investment restrictions(6)* (currently 1.35%)	1.65% of the guaranteed income base (maximum charge)
GMIB Plus with Annual Reset (2008) with investment restrictions(6)* (currently 1.05%)	1.50% of the guaranteed income base (maximum charge)
GMIB Plus with Annual Reset(6)*	0.70% of your guaranteed income base

GLWB (2012)* (currently 1.05%)	2.10% of the GLWB Base (maximum charge)
Joint GLWB (2012)* (currently 1.35%)	2.70% of the GLWB Base (maximum charge)
GLWB (2011)* (currently 0.95%)	2.00% of the GLWB Base (maximum charge)
Joint GLWB (2011)* (currently 1.20%)	2.40% of the GLWB Base (maximum charge)
GLWB* (currently 0.95%)	2.00% of the GLWB base (maximum charge)
Joint GLWB* (currently 1.05%)	2.00% of the GLWB base (maximum charge)
GPP*	0.55% of your average annual guaranteed principal amount

Summary of Maximum Contract Expenses (expenses you would pay if you elected all non-exclusive optional benefits currently available under the contract and the most expensive of mutually exclusive optional benefits)

Mortality and Expense Risk Charge	1.25%
Account Expense Charge	0.25%
Subtotal	1.50%
Joint Premium Protection death benefit at issue ages 71-75	0.25%
Joint GLWB Plus	2.50%
Maximum Possible Total Separate Account Expenses:	4.25%(7)

____________

(1)  The percentage varies with the number of years from purchase payments to which values relate. The surrender charge may also be called a Contingent Deferred Sales Charge.

(2) Rider charge is 1.00% for riders applied for on or after May 1, 2014. For other riders, rider charge is 0.95%.

(3) Rider charge is 1.30% for riders applied for on or after May 1, 2014. For other riders, rider charge is 1.25%.

(4) Rider charge is 1.05% for riders applied for on or after May 1, 2013. For other riders, rider charge is 0.95%.

(5) Rider charge is 1.35% for riders applied for on or after May 1, 2013. For other riders, rider charge is 1.25%.

(6) No longer available for purchase. See Appendix D for details.

Form 8577	9

(7) Assumes average account value, Contract Value and all bases upon which rider charges are based are equal. If such amounts are not equal, then total charges may be higher or lower. Note that certain riders are mutually exclusive. The following shows which riders you may not have at the same time:

If you have this rider	you cannot have this rider
GPP or GPP (2012)	GPA or any GLWB
One of the GMDB riders	Any other GMDB rider
Annual stepped-up death benefit	Any ARDBR
One of the GMIB riders	Any GMIB, GLWB or GPA
GLWB or Joint GLWB riders	Any other rider except the annual stepped-up death benefit
GLWB (2011) or Joint GLWB (2011)	Any other rider except the annual stepped-up death benefit, Premium Protection, or Premium Protection Plus
GLWB (2012) or Joint GLWB (2012)	Any other rider except the annual stepped-up death benefit, Premium Protection, Premium Protection Plus, or deferral credit with age requirement
GLWB Plus or Joint GLWB Plus	Any other rider except the annual stepped-up death benefit, Premium Protection, Premium Protection Plus, deferral credit without age requirements or 8 year GPP with GLWB
GLWB Preferred I.S. or Joint GLWB Preferred I.S.	Any other rider except the annual stepped-up death benefit or Premium Protection

Furthermore, if you have an ARDBR, you must also have the comparable GMIB Plus with Annual Reset. Please carefully review the rider descriptions later in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time you own the contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum without waivers	Maximum without waivers
Total Annual Fund Operating Expenses as of December 31, 2012 (expenses deducted from Fund assets, including management fees, distribution (12b-1) fees and other Fund operating expenses)(1)	0.36%	4.21%

________

(1)Some of the Funds available are structured as “fund of funds.” A fund of funds is a mutual fund that invests primarily in a portfolio of other mutual funds. The expenses shown above include the total fees and expenses of the fund of funds, including the acquired fund fees and expenses of such fund of funds.

Example

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Fund fees and expenses. The Examples do not reflect the deduction of premium taxes, typically charged upon annuitization, surrender, or when assessed. If the premium taxes were reflected, the charges would be higher.

The following Example assumes you invest $10,000 in the contract for the periods indicated. The Example also assumes your investment has a 5% return each year and assumes the maximum fees and expenses of the most expensive available Fund assuming no waivers. The Example assumes you have selected all the available optional benefits based on their mutual exclusivity and maximum cost and the costs for those benefits are based on Contract Values or the rider base amounts specified above for a contract experiencing the assumed annual investment return of 5%. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,509	$3,379	$4,765	$10,596

(2) If you annuitize at the end of the applicable period, or if you do not surrender your contract:

1 year	3 years	5 years	10 years
$876	$2,741	$4,765	$10,596

Form 8577	10

The following Example assumes you invest $10,000 in the contract for the periods indicated. The Example also assumes your investment has a 5% return each year and assumes the minimum fees and expenses of the available Funds assuming no waivers. The Example assumes you have selected all the available optional benefits based on their mutual exclusivity and maximum cost and the costs for those benefits are based on Contract Values or the rider base amounts specified above for a contract experiencing the assumed annual investment return of 5%. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,121	$2,224	$2,870	$6,923

(2) If you annuitize at the end of the applicable period, or if you do not surrender your contract:

1 year	3 years	5 years	10 years
$491	$1,594	$2,870	$6,923

FINANCIAL STATEMENTS

The complete financial statements of VAA and Ohio National Life, are included in the Statement of Additional Information.

ACCUMULATION UNIT VALUES

Attached as Appendix B is a table showing selected information concerning Accumulation Units for each Sub-Account for each of the last ten calendar years, or since inception if less. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your annuity Contract Value, such as the contract maintenance charge. A portion of the information in the table is also included in the Separate Account’s financial statements. To obtain a more complete picture of each Sub-Account’s financial status and performance, you should review the Separate Account’s financial statements which are contained in the Statement of Additional Information.

This series of variable annuity contracts began on June 17, 2009. Since then, the following changes have been made to available Funds:

April 30, 2010

Goldman Sachs Variable Insurance Trust Growth and Income Fund changed its name to Large Cap Value Fund and Capital Growth Fund changed its name to Strategic Growth Fund. Legg Mason Partners Variable Equity Trust Legg Mason ClearBridge Variable Fundamental Value Portfolio changed its name to Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio and Legg Mason ClearBridge Variable Investors Portfolio changed its name to Legg Mason ClearBridge Variable Large Cap Value Portfolio.

June 3, 2010

The Universal Institutional Funds, Inc. Morgan Stanley UIF International Growth Equity Portfolio was merged with AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco Van Kampen V.I. International Growth Equity Fund.

January 7, 2011	ALPS Variable Insurance Trust AVS Listed Private Equity Portfolio was liquidated.
February 28, 2011	The Dow® Target Variable Fund portfolios were closed to new investors.
April 8, 2011	The Dow® Target Variable Fund LLC portfolios were liquidated.
April 29, 2011

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco Van Kampen V.I. International Growth Equity Fund was merged into Invesco V.I. International Growth Fund. The Universal Institutional Funds, Inc. Morgan Stanley UIF Capital Growth Portfolio was renamed Morgan Stanley UIF Growth Portfolio.

June 21, 2011

AllianceBernstein Variable Products Series Fund, Inc. Dynamic Asset Allocation Portfolio; and Northern Lights Variable Trust TOPS™ Protected Balanced ETF Portfolio, TOPS™ Protected Moderate Growth ETF Portfolio and TOPS™ Protected Growth ETF Portfolio and J.P. Morgan Insurance Trust Mid Cap Value Portfolio and Small Cap Core Portfolio were added.

Form 8577	11

January 1, 2012

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Balanced-Risk Allocation Fund, Federated Insurance Series Federated Managed Volatility Fund II and Legg Mason Partners Variable Equity Trust Legg Mason Dynamic Multi-Strategy VIT Portfolio were added.

May 1, 2012

Goldman Sachs Variable Insurance Trust Goldman Sachs Global Markets Navigator Fund, Lazard Retirement Series, Inc. Lazard Retirement Multi-Asset Targeted Volatility Portfolio and PIMCO Variable Insurance Trust PIMCO Global Diversified Allocation Portfolio were added. Neuberger Berman Advisers Management Trust AMT Regency Portfolio changed its name to AMT Mid Cap Intrinsic Value Portfolio.

October 1, 2012	Janus Aspen Series INTECH U.S. Low Volatility Portfolio was added.
February 20, 2013	Fidelity® Variable Insurance Products Fund Fidelity® VIP Target Volatility Portfolio was added.
May 1, 2013

Janus Aspen Series Worldwide Portfolio changed its name to Global Research Portfolio. Legg Mason Partners Equity Trust Legg Mason ClearBridge Variable Equity Income Builder Portfolio changed its name to ClearBridge Variable Equity Income Portfolio, Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio changed its name to ClearBridge Variable All Cap Value Portfolio and Legg Mason ClearBridge Variable Large Cap Value Portfolio changed its name to ClearBridge Variable Large Cap Value Portfolio.

November 1, 2013	Federated Insurance Series Federated Managed Tail Risk Fund II and PIMCO Variable Insurance Trust PIMCO Short-Term Portfolio were added.
December 20, 2013

Ohio National Fund Millennium Portfolio was reorganized into Ohio National Fund Small Cap Growth Portfolio. Ohio National Fund Target Equity/Income Portfolio was reorganized into Ohio National Fund Target VIP Portfolio. Ohio National Fund U.S. Equity Portfolio and Income Opportunity Portfolio were reorganized into Ohio National Fund Balanced Portfolio.

Ohio National Life

Ohio National Life was organized under the laws of Ohio on September 9, 1909. We write life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently we have assets of approximately $34.7 billion and equity of approximately $2.1 billion. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company ultimately owned by a mutual insurance holding company (Ohio National Mutual Holdings, Inc.). Our policyholders own the holding company.

Ohio National Life and/or its affiliates may pay certain retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners’ purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time Ohio National Life has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners’ purchase payments.

From time to time, Ohio National Life and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

We may credit additional amounts under our contracts for contracts sold to registered representatives (and their immediate families) of broker-dealers that have (i) a selling agreement with us and our principal underwriter to sell the contracts and (ii) approved the payment of the additional amount to their registered representatives. There will be no commissions paid on the sale of these contracts.

Form 8577	12

Ohio National Variable Account A

We established VAA on August 1, 1969 as a separate account for funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. Currently your allocation of Contract Value may be to no more than 18 of the available subaccounts. We reserve the right to limit your allocation of Contract Value to no more than 10 of the available subaccounts. You assume all of the investment risk for Contract Value allocated to the subaccounts. You may be subject to additional restrictions on allocations if you purchase certain optional riders. Please see “Investment Restrictions for Certain Optional Riders” and “Optional Asset Allocation Models” for more information.

Income, gains and losses, whether or not realized, from assets allocated to VAA are credited to or charged against VAA without regard to our other income, gains or losses. The assets maintained in VAA will not be charged with any liabilities arising out of any of our other business. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are our general corporate obligations. Accordingly, all our assets are available to meet our obligations under the contracts. Unlike assets in VAA or other separate accounts we have established, all of our other assets may be charged with any liabilities arising out of any of our other business.

Any guarantees under the contract that exceed your Contract Value, such as those associated with the guaranteed benefit rider options or the death benefit rider options, are paid from our general account (not the separate account). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

We reserve the right, within the law, to make additions, deletions and substitutions for the subaccounts and the portfolios available in the VAA. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of one or more of the portfolios should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the existing portfolio and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the portfolios; however, we reserve our right to do so in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary orders of the SEC in accordance with the 1940 Act, and your prior approval if required by law.

We also reserve the right to establish additional subaccounts, each of which would invest in shares of an investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary order of the SEC, and your prior approval if required by law. Not all subaccounts may be available to all classes of contracts.

If permitted by law, and with your prior approval if required by law, we may create new separate accounts; deregister the VAA under the 1940 Act in the event such registration is no longer required; manage the VAA under the direction of committee; or combine the VAA with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the VAA to another separate account.

VAA is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the subaccounts of VAA are invested at net asset value in Fund shares. Values of other contracts not offered through this prospectus are also allocated to VAA, including some subaccounts that are not available for these contracts.

Investment Options

You may allocate your Contract Values to Funds, the Fixed Accumulation Account or an optional Asset Allocation Model as described below. If you purchase certain optional riders, you may be subject to restrictions on allocations. Please see “Optional Asset Allocation Models” and “Investment Restrictions for Certain Optional Riders” below.

Fixed Accumulation Account

The Fixed Accumulation Account (if available) guarantees a fixed return for a specified period of time and guarantees the principal against loss. We may also refer to the Fixed Accumulation Account as the Fixed Account. We reserve the right to not offer the Fixed Accumulation Account to new contracts in the future. The Fixed Accumulation Account is not registered as an investment company. Interests in it are not subject to the provisions or restrictions of federal securities laws. The staff of the Securities and Exchange Commission has not reviewed disclosures regarding it. We invest our general assets at our discretion as allowed by Ohio law.

Form 8577	13

The Fixed Account is a subset of our general account. The general account consists of all of our general assets other than those allocated to a separate account. If the Fixed Accumulation Account is available on your contract, you may allocate purchase payments and Contract Value between the Fixed Accumulation Account and the Funds, subject to certain restrictions described below. There might be periods when we will not make the Fixed Accumulation Account available on new contracts.

The amount of investment income allocated to the contracts varies from year to year at our sole discretion. However, we guarantee that we will credit interest at a rate of not less than 3% per year (or such lower rate as may be permitted by applicable state law), compounded annually, to Contract Values allocated to the Fixed Accumulation Account. We may credit interest at a rate in excess of 3% or in excess of the guaranteed minimum interest rate allowed by state law, but any such excess interest credit will be in our sole discretion.

We guarantee that, before annuity payments begin, the value of a contract in the Fixed Accumulation Account will never be less than:

• the amount of purchase payments allocated to, and transfers into, the Fixed Accumulation Account, plus

• interest credited at the rate of 3% per year (or such other rate that will be indicated in the contract) compounded annually, plus

• any additional excess interest we may credit to guaranteed values, minus

• any withdrawals and transfers from the guaranteed values, minus

• any surrender charge on withdrawals, state premium taxes, transfer fees, and the portion of the $30 annual contract administration charge allocable to the Fixed Accumulation Account.

No deductions are made from the Fixed Accumulation Account for Account Expense Charges or Mortality and Expense Risk Charges. Insurance risk charges for optional benefit riders are taken pro rata from the Fixed Accumulation Account and variable subaccounts.

Other than pursuant to a DCA (scheduled transfer) or portfolio rebalancing program, we may restrict transfers of your Fixed Accumulation Account value during a contract year to not more than 20% of that value as of the beginning of a contract year (or $1,000, if greater). As provided by state law, we may defer the payment of amounts to be withdrawn from the Fixed Accumulation Account for up to six months from the date we receive your written request for withdrawal.

The Funds

The Funds are mutual funds registered under the Investment Company Act 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund’s investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.

The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as shown in the prospectus for each Fund. In some cases, the investment adviser pays part of its fee to a subadviser.

Affiliates of certain Funds may compensate us based upon a percentage of the Fund’s average daily net assets that are allocated to VAA. These percentages vary by Fund. This is intended to compensate us for administrative and other services we provide to the Funds and their affiliates.

Certain Funds may pay our distributor “12b-1 fees.” These fees are deducted from the assets of the Funds and are paid pursuant to a distribution (and/or shareholder servicing) plan adopted by the Funds under Rule 12b-1 of the 1940 Act. Please see the Funds’ prospectuses for more information about these fees. These payments decrease the Funds’ investment return.

Some of the Funds are structured as a “Fund of Funds.” A Fund of Funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Because a Fund of Funds invests in other mutual funds rather than individual securities, the Fund of Funds bears a proportionate share of expenses charged by the underlying funds in which it invests. Therefore, a Fund of Funds may have higher expenses than direct investments in the underlying Funds. You should read the Fund prospectuses carefully for more information.

For additional information concerning the Funds, including their fees, expenses and investment objectives, see the Fund prospectuses. Read them carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies. For a free copy of the Fund prospectuses, call 1-888-925-6446.

Form 8577	14

Periodically some of the Funds may be closed to future allocation of purchase payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to contract owners prior to any such closure.

The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.

We reserve the right, within the law, to make additions, deletions and substitutions for the subaccounts and the portfolios available in the VAA. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of one or more of the portfolios should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the existing portfolio and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the portfolios; however, we reserve our right to do so in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary orders of the SEC in accordance with the 1940 Act, and your prior approval if required by law.

We also reserve the right to establish additional subaccounts, each of which would invest in shares of an investment company, with a specified investment objective. We may also eliminate one of more subacccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary order of the SEC, and your prior approval if required by law. Not all subaccounts may be available to all classes of contracts.

If permitted by law, and with your prior approval if required by law, we may create new separate accounts; deregister the VAA under the 1940 Act in the event such registration is no longer required; manage the VAA under the direction of committee; or combine the VAA with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the VAA to another separate account.

Optional Asset Allocation Models

You may choose an optional Asset Allocation Model for your contract’s variable account values. If you choose this option, it must be used for all your variable account values. There is no charge for using an optional Asset Allocation Model. You may choose a model, discontinue using a model or change from one model to another at any time by notifying us. You may not use more than one model at a time. The GLWB Preferred I.S., Joint GLWB Preferred I.S., GLWB Plus, Joint GLWB Plus and GPP (2012) riders require all your Contract Value to be in the Managed Volatility Model or be invested in accordance with the alternative investment restrictions from the issuance of the rider until the rider ends according to its terms or annuity payments begin. The GMIB Plus with Annual Reset (2009), GLWB (2012), Joint GLWB (2012), GLWB (2011), Joint GLWB (2011), GLWB and Joint GLWB riders require all your variable account values to be in Asset Allocation Models 2, 3 or 4 or the Managed Volatility Model or be invested in accordance with the alternative investment restrictions from the issuance of the rider until the rider ends according to its terms or annuity payments begin. The GMIB Plus with Annual Reset (2008) with investment restrictions rider requires all your variable account values to be in an Asset Allocation Model or be invested in accordance with the alternative investment restrictions from the issuance of the rider until the rider ends according to its terms or annuity payments begin. The GPP rider requires all variable account values be in the Asset Allocation Models from the issuance of the rider until the rider ends according to its terms or annuity payments begin.

Asset allocation is the distribution of invested assets among several different kinds of investments (such as large cap domestic value stocks, small cap domestic growth stocks, foreign stocks, long term investment-grade bonds, intermediate term bonds, high income bonds, money market instruments, real estate securities and so on). Historically, diversification among several different kinds of asset classes has been shown to help reduce volatility over long periods of time. However, there can be no assurance that asset allocation will reduce volatility or enhance performance.

If you choose the Asset Allocation Models, upon your execution and return of the investment advisory agreement, Ohio National Investments, Inc. (“ONII”) will serve as your investment adviser for the limited purpose of developing and updating the Asset Allocation Models. Until the investment advisory agreement is executed and received by ONII, your investments will not be automatically updated in accordance with any changes that ONII may periodically make to the Models. Upon receipt of the executed investment advisory agreement, your investments will be updated in accordance with any changes that ONII may make to the Models. Currently, you are required to sign an investment advisory agreement with ONII in order to be in an Asset Allocation Model. Periodically, typically annually, ONII will assess the make up of each of the Asset Allocation Models to determine if they continue to maintain the optimal level of investment return balanced against the designated risk tolerance for the model.

If ONII determines that changes to the models are appropriate, we will notify you at least 30 days before making the change. If we do not hear from you otherwise, we will automatically reallocate the assets contained in the existing model to the new model, based on the limited discretionary authority you will have granted to ONII to do so. If you do not want your

Form 8577	15

Contract Values reallocated in your existing model, you may move to a different model. If you do not want to move to a different model and you do not wish to have your Contract Values reallocated in the existing model, we will deem the advisory agreement between ONII and you terminated and no further automatic rebalancing or reallocation will take place in your contract. If you have a rider that requires participation in the Asset Allocation Models, the effect of the termination of the advisory agreement will be to terminate your rider as well except for the GMIB Plus with Annual Reset (2009), GMIB Plus with Annual Reset (2008) with investment restrictions, GPP (2012) and the GLWB riders, which can also remain in force if you adhere to the alternative investment restrictions.

More information about ONII’s role as your limited purpose investment adviser is contained in Part II of ONII’s Form ADV, which you can request at any time. It is possible that ONII may include underlying funds in the Asset Allocation Models for which it also acts as the investment adviser. As a result, inclusion of such portfolios will result in ONII receiving fund management fees from these funds and portfolios. ONII does not receive a fee for managing the Models themselves.

We have retained a third-party consultant to assist in the development of several Asset Allocation Models, each comprising a combination of the contract’s available Funds. Ohio National Life, in consultation with ONII selects the underlying Funds to be offered through this annuity contract. The consultant then performs a quantitative analysis to determine which combination of Funds offers the best opportunity to achieve the expected investment return given the acceptable level of investment risk. ONII approves the final recommendations made by the consultant. A copy of the ONII’s Form ADV may be obtained free of charge by calling 1-800-366-6654. We reserve the right to change the third party consultant we use to develop the Asset Allocation Models or to develop the Asset Allocation Models without the use of a third party consultant. The consultant selects the Funds for each of the models in accordance with risk/return profiles they have developed. Currently the following Models are available:

•  Model 1: Conservative (investment objective — preservation of capital)

• Model 2: Moderately Conservative (investment objective — moderate growth)

• Model 3: Balanced (investment objective — steady growth in asset values)

• Model 4: Moderate Growth (investment objective — moderately high growth in asset values)

• Model 5: Growth (investment objective — high growth in asset values)

• Managed Volatility Model (investment objective – protection from market downturns; more consistent returns over time)

Please see Appendix C or contact us at 1-888-925-6446 or your registered representative for more detailed information on the Models.

At the end of each quarter, variable account values allocated within each model will be rebalanced to maintain the mix of investments in the proportions established for each model. You will then receive a confirmation of the transfers made among the Funds within your contract. The transfer charge does not apply to these quarterly rebalancing transactions.

The transfer charge will apply if, by changing from one model to another, you exceed the 12 free transfers allowed per year. When you change models, it counts as one transfer.

Your registered representative or financial adviser can help you determine the model that best fits your risk tolerance, investment horizon and objectives. The variable account portion of any purchase payments you make after selecting an Asset Allocation Model will be allocated among the Funds as specified by the model you choose.

If your contract includes the optional Guaranteed Principal Protection (“GPP”) rider, your variable account values must be in one of the models. The GPP rider will be cancelled if you are no longer using any Asset Allocation Model. If the GPP is so terminated, a full annual rider charge will be assessed without being prorated to the date of termination.

We may limit the availability of an Asset Allocation Model under one of the riders with investment restrictions or that requires participation in an Asset Allocation Model. If we limit the availability of an Asset Allocation Model, unless you make additional purchase payments, your Contract Value will continue to be allocated in the unavailable Asset Allocation Model.

If we limit the availability of an Asset Allocation Model and you make additional purchase payments, you will not be permitted to allocate them to the unavailable Asset Allocation Model. Because you may only be in one Asset Allocation Model at a time, you will have to transfer your Contract Value to an available Asset Allocation Model.

We will always provide at least one Asset Allocation Model for any rider that requires participation in an Asset Allocation Model.

If an Asset Allocation Model becomes unavailable for the allocation of purchase payments under GPP and you wish to make additional purchase payments, you will have to transfer your Contract Value to an available Asset Allocation Model.

Form 8577	16

Currently, if you own a GMIB Plus with Annual Reset (2009), GLWB (2012), Joint GLBW (2012), GLWB (2011), Joint GLWB (2011), GLWB or Joint GLWB, you can only be in Asset Allocation Model 2, 3, 4 or the Managed Volatility Model or comply with alternative investment restrictions, described below. If you own the GLWB Preferred I.S., Joint GLWB Preferred I.S., GLWB Plus, Joint GLWB Plus or GPP (2012), you can only be in the Managed Volatility Model or comply with alternative investment restrictions, described below. If you own the GMIB Plus with Annual Reset (2008) with investment restrictions, you may be in any Model or comply with alternative investment restrictions. If an Asset Allocation Model becomes unavailable for the allocation of purchase payments under those riders and you wish to make additional purchase payments, you will have to transfer your Contract Value to an available Asset Allocation Model or comply with the alternative investment restrictions under those riders.

In the following scenarios, you do not have to take affirmative action to retain your rider:

• We limit the availability of an Asset Allocation Model under a rider, and you do not make any additional purchase payments.

•  ONII revises the make up of an existing Asset Allocation Model following the procedures described in this section, and you do not opt out.

In the following scenarios, you must take affirmative action or your rider will be cancelled:

• We limit the availability of an Asset Allocation Model under a rider, and you do make additional purchase payments. If you do not transfer your Contract Value to an available Asset Allocation Model or comply with alternative investment restrictions, if applicable, your rider will be cancelled. However, if you make additional purchase payments and transfer your Contract Value to an available Asset Allocation Model at the same time, your rider will not be cancelled.

•  ONII revises the make up of an existing Asset Allocation Model following the procedures described in this section, and you opt out by the deadline but do not move to another Asset Allocation Model. If you do not transfer your Contract Value to another Asset Allocation Model or comply with alternative investment restrictions, if applicable, your rider will be cancelled. If we provide only one Asset Allocation Model for any rider that requires participation in an Asset Allocation Model, if you opt out of the revised Asset Allocation Model and do not comply with alternative investment restrictions, if applicable, your rider will be cancelled.

Investment Restrictions for Certain Optional Riders

For GLWB Preferred I.S. and Joint GLWB Preferred I.S. riders and for GLWB Plus, Joint GLWB Plus and GPP (2012) riders applied for on or after October 1, 2012, your purchase payments and Contract Value must be allocated in accordance with the restrictions specified below. The Fixed Accumulation Account is not an available investment option with the GLWB Preferred I.S. and Joint GLWB Preferred I.S. riders and for GLWB Plus, Joint GLWB Plus and GPP (2012) riders applied for on or after October 1, 2012. Your purchase payments and Contract Value must be allocated in compliance with (a) or (b):

(a) 100% must be allocated to the Managed Volatility Model. The Managed Volatility Model is one of our Asset Allocation Models. It seeks to provide protection from market downturns and more consistent returns over time. See “Optional Asset Allocation Models.” Please see Appendix C for the investment options included in the Model or contact us at 1-888-925-6446 or your registered representative for more detailed information on the Model.

or

(b)  (i) at least 50% must be allocated to investment options included in Category 1; provided, however, that you may not allocate more than 50% of your total purchase payments or Contract Value to any one investment option within Category 1; and

(ii) no more than 50% may be allocated to investment options included in Category 2; provided, however, that you may not allocate more than 25% of your total purchase payments or Contract Value to any one investment option within Category 2.

The investment options available in each Category for GLWB Preferred I.S. and Joint GLWB Preferred I.S. riders and for GLWB Plus, Joint GLWB Plus and GPP (2012) riders applied for on or after October 1, 2012 are:

INVESTMENT OPTIONS

CATEGORY 1	Northern Lights Variable Trust TOPS® Managed Risk Balanced ETF Portfolio TOPS® Managed Risk Moderate Growth ETF Portfolio	Legg Mason Partners Variable Equity Trust Legg Mason Dynamic Multi-Strategy VIT Portfolio PIMCO Variable Insurance Trust PIMCO Global Diversified Allocation Portfolio

Form 8577	17

Federated Insurance Series Federated Managed Tail Risk Fund II

CATEGORY 2

Ohio National Fund, Inc.

Balanced Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Balanced-Risk Allocation Fund

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Dynamic Asset Allocation Portfolio

Federated Insurance Series

Federated Managed Volatility Fund II

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Target Volatility Portfolio

Goldman Sachs Variable Insurance Trust

Goldman Sachs Global Markets Navigator Fund

Janus Aspen Series

INTECH U.S. Low Volatility Portfolio

Lazard Retirement Series

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Northern Lights Variable Trust

TOPS® Managed Risk Growth ETF Portfolio

If you applied for the GLWB Plus, Joint GLWB Plus or GPP (2012) before October 1, 2012, your purchase payments and Contract Value must be allocated in accordance with the restrictions specified below. The Fixed Accumulation Account is not an available investment option with the GLWB Plus, Joint GLWB Plus or GPP (2012) before October 1, 2012. Your purchase payments and Contract Value must be allocated in compliance with (a) or (b):

(a) 100% must be allocated to the Managed Volatility Model. The Managed Volatility Model is one of our Asset Allocation Models. It seeks to provide protection from market downturns and more consistent returns over time. See “Optional Asset Allocation Models.” Please see Appendix C for the investment options included in the Model or contact us at 1-888-925-6446 or your registered representative for more detailed information on the Model.

or

(b)  (i)  at least 50% must be allocated to investment options included in Category 1; and

(ii)  no more than 50% may be allocated to investment options included in Category 2.

The investment options available in each Category if you applied for the GLWB Plus, Joint GLWB Plus or GPP (2012) before October 1, 2012 are:

INVESTMENT OPTIONS

CATEGORY 1	Northern Lights Variable Trust TOPS® Managed Risk Balanced ETF Portfolio TOPS® Managed Risk Moderate Growth ETF Portfolio TOPS® Managed Risk Growth ETF Portfolio

CATEGORY 2

Ohio National Fund, Inc.

Balanced Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Balanced-Risk Allocation Fund

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Dynamic Asset Allocation Portfolio

Federated Insurance Series

Federated Managed Volatility Fund II

Federated Managed Tail Risk Fund II

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Target Volatility Portfolio

Goldman Sachs Variable Insurance Trust

Goldman Sachs Global Markets Navigator Fund

Janus Aspen Series

INTECH U.S. Low Volatility Portfolio

Lazard Retirement Series

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Legg Mason Partners Variable Equity Trust

Legg Mason Dynamic Multi-Strategy VIT Portfolio

PIMCO Variable Insurance Trust

PIMCO Global Diversified Allocation Portfolio

Form 8577	18

If you selected the GLWB (2012), Joint GLWB (2012), GLWB (2011), Joint GLWB (2011), GLWB, Joint GLWB or GMIB Plus with Annual Reset (2009), your purchase payments and Contract Value must be allocated in accordance with the restrictions specified below.

(1) Some or all of your purchase payments or Contract Value may be allocated to the Fixed Accumulation Account, if available. The Fixed Accumulation Account is not an available investment option with any GLWB. See “Fixed Accumulation Account” for more details about the Fixed Accumulation Account.

(2) Any portion of your purchase payments or Contract Value that is not allocated to the Fixed Accumulation Account must be allocated in compliance with either (a) or (b):

(a)  100% must be allocated to one of Asset Allocation Models 2, 3, 4 or the Managed Volatility Model. See “Optional Asset Allocation Models” for more details. Please see Appendix C for the investment options included in the Models or contact us at 1-888-925-6446 or your registered representative for more detailed information on the Models.

or

(b)  (i) at least 30% must, but no more than 60% may, be allocated to investment options included in Category 1;

 (ii)  no more than 70% may be allocated to investment options included in Category 2;

 (iii)  no more than 25% may be allocated to investment options included in Category 3; and

  (iv)  no more than 15% may be allocated to investment options included in Category 4.

The investment options available for the GLWB (2012), Joint GLWB (2012), GLWB (2011), Joint GLWB (2011), GLWB, Joint GLWB or GMIB Plus with Annual Reset (2009) in each Category are:

INVESTMENT OPTIONS

CATEGORY 1	Ohio National Fund, Inc. Money Market Portfolio Bond Portfolio PIMCO Variable Insurance Trust PIMCO Real Return Portfolio PIMCO Total Return Portfolio PIMCO Short-Term Portfolio	The Universal Institutional Funds, Inc. Morgan Stanley UIF Core Plus Fixed Income Portfolio

Form 8577	19

CATEGORY 2

Ohio National Fund, Inc.

Equity Portfolio

Omni Portfolio

S&P 500® Index Portfolio

Strategic Value Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bristol Growth Portfolio

Balanced Portfolio

Target VIP Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Balanced-Risk Allocation Fund

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Dynamic Asset Allocation Portfolio

Dreyfus Variable Investment Fund

Appreciation Portfolio

Federated Insurance Series

Federated Managed Volatility Fund II

Federated Managed Tail Risk Fund II

Fidelity® Variable Insurance Products

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Target Volatility Portfolio

Franklin Templeton Variable
Insurance Products Trust

Franklin Income Securities Fund

Franklin Flex Cap Growth Securities Fund

Franklin Templeton VIP Founding Funds Allocation Fund

Templeton Foreign Securities Fund

Goldman Sachs Variable Insurance Trust

Goldman Sachs Large Cap Value Fund

Goldman Sachs Structured U.S. Equity Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Global Markets Navigator Fund

Ivy Funds Variable Insurance Portfolios

Ivy Funds VIP Asset Strategy

Janus Aspen Series

Janus Portfolio

Balanced Portfolio

INTECH U.S. Low Volatility Portfolio

Lazard Retirement Series

Lazard Retirement U.S. Strategic Equity Portfolio

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Legg Mason Partners Variable Equity Trust

ClearBridge Variable All Cap Value Portfolio

ClearBridge Variable Equity Income Portfolio

ClearBridge Variable Large Cap Value Portfolio

Legg Mason Dynamic Multi-Strategy VIT Portfolio

MFS® Variable Insurance Trust

MFS® Investors Growth Stock Series

MFS® Total Return Series

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio

TOPS® Managed Risk Moderate Growth ETF Portfolio

TOPS® Managed Risk Growth ETF Portfolio

PIMCO Variable Insurance Trust

PIMCO Global Bond Portfolio (Unhedged)

PIMCO Global Diversified Allocation Portfolio

The Prudential Series Fund, Inc.

Jennison Portfolio

Jennison 20/20 Focus Portfolio

The Universal Institutional Funds, Inc.

Morgan Stanley UIF Growth Portfolio

CATEGORY 3

Ohio National Fund, Inc.

International Portfolio

Aggressive Growth Portfolio

High Income Bond Portfolio

Capital Appreciation Portfolio

Mid Cap Opportunity Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. International Growth Fund

Federated Insurance Series

Federated Kaufmann Fund II

Fidelity® Variable Insurance Products

Fidelity® VIP Mid Cap Portfolio

J.P. Morgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio

Janus Aspen Series

Overseas Portfolio

Global Research Portfolio

Lazard Retirement Series

Lazard Retirement International Equity Portfolio

MFS® Variable Insurance Trust

MFS® Mid Cap Growth Series

Neuberger Berman Advisers Management Trust

AMT Mid Cap Intrinsic Value Portfolio

Form 8577	20

CATEGORY 4

Ohio National Fund, Inc.

International Small-Mid Company Portfolio

Capital Growth Portfolio

Small Cap Growth Portfolio

Bryton Growth Portfolio

Fidelity® Variable Insurance Products

Fidelity® VIP Real Estate Portfolio

Ivy Funds Variable Insurance Portfolios

Ivy Funds VIP Global Natural Resources

Ivy Funds VIP Science and Technology

J.P. Morgan Insurance Trust

JPMorgan Insurance Trust Small Cap Core Portfolio

Lazard Retirement Series

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Lazard Retirement Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust

MFS® New Discovery Series

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturnTM Strategy Portfolio

Royce Capital Fund

Royce Micro-Cap Portfolio

Royce Small-Cap Portfolio

The Universal Institutional Funds, Inc.

Morgan Stanley UIF U.S. Real Estate Portfolio

If you selected the GMIB Plus with Annual Reset (2008) rider and elect investment restrictions, your purchase payments and Contract Value must be allocated in accordance with the restrictions specified below:

(1) Some or all of your purchase payments or contract value may be allocated to the Fixed Accumulation Account, if available. See “Fixed Accumulation Account” for more details.

(2)  Any portion of your purchase payments or Contract Value that is not allocated to the Fixed Accumulation Account must be allocated in compliance with either (a) or (b):

(a) 100% must be allocated to one of the Asset Allocation Models. See “Optional Asset Allocation Models” for more details. Please see Appendix C for the investment options included in the Models or contact us at 1-888-925-6446 or your registered representative for more detailed information on the Models.

or

(b)  (i) at least 20% must be allocated to investment options included in Category 1;

 (ii)  no more than 80% may be allocated to investment options included in Category 2;

 (iii) no more than 25% may be allocated to investment options included in Category 3; and

  (iv) no more than 15% may be allocated to investment options included in Category 4.

The investment options available for the GMIB Plus with Annual Reset (2008) in each Category are:

INVESTMENT OPTIONS

CATEGORY 1	Ohio National Fund, Inc. Money Market Portfolio Bond Portfolio PIMCO Variable Insurance Trust PIMCO Real Return Portfolio PIMCO Total Return Portfolio PIMCO Short-Term Portfolio	The Universal Institutional Funds, Inc. Morgan Stanley UIF Core Plus Fixed Income Portfolio

Form 8577	21

CATEGORY 2

Ohio National Fund, Inc.

Equity Portfolio

Omni Portfolio

S&P 500® Index Portfolio

International Portfolio

Aggressive Growth Portfolio

Strategic Value Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bristol Growth Portfolio

Balanced Portfolio

Target VIP Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. International Growth Fund

Invesco V.I. Balanced-Risk Allocation Fund

Dreyfus Variable Investment Fund

Appreciation Portfolio

Federated Insurance Series

Federated Managed Volatility Fund II

Federated Managed Tail Risk Fund II

Goldman Sachs Variable Insurance Trust

Goldman Sachs Large Cap Value Fund

Goldman Sachs Structured U.S. Equity Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Global Markets Navigator Fund

Ivy Funds Variable Insurance Portfolios

Ivy Funds VIP Asset Strategy

Janus Aspen Series

Janus Portfolio

Global Research Portfolio

Overseas Portfolio

Balanced Portfolio

INTECH U.S. Low Volatility Portfolio

Lazard Retirement Series

Lazard Retirement International Equity Portfolio

Lazard Retirement U.S. Strategic Equity Portfolio

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Legg Mason Partners Variable Equity Trust

ClearBridge Variable All Cap Value Portfolio

ClearBridge Variable Equity Income Portfolio

ClearBridge Variable Large Cap Value Portfolio

Legg Mason Dynamic Multi-Strategy VIT Portfolio

Fidelity® Variable Insurance Products

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Target Volatility Portfolio

Franklin Templeton Variable
Insurance Products Trust

Franklin Income Securities Fund

Franklin Flex Cap Growth Securities Fund

Franklin Templeton VIP Founding

Funds Allocation Fund

Templeton Foreign Securities Fund

MFS® Variable Insurance Trust

MFS® Investors Growth Stock Series

MFS® Total Return Series

PIMCO Variable Insurance Trust

PIMCO Global Bond Portfolio (Unhedged)

PIMCO Global Diversified Allocation Portfolio

The Prudential Series Fund, Inc.

Jennison Portfolio

Jennison 20/20 Focus Portfolio

The Universal Institutional Funds, Inc.

Morgan Stanley UIF Growth Portfolio

CATEGORY 3

Ohio National Fund, Inc.

High Income Bond Portfolio

Capital Appreciation Portfolio

Mid Cap Opportunity Portfolio

Federated Insurance Series

Federated Kaufmann Fund II

Fidelity® Variable Insurance Products

Fidelity® VIP Mid Cap Portfolio

J.P. Morgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio

MFS® Variable Insurance Trust

MFS® Mid Cap Growth Series

Neuberger Berman Advisers Management Trust

AMT Mid Cap Intrinsic Value Portfolio

CATEGORY 4

Ohio National Fund, Inc.

International Small-Mid Company Portfolio

Capital Growth Portfolio

Small Cap Growth Portfolio

Bryton Growth Portfolio

Fidelity® Variable Insurance Products

Fidelity® VIP Real Estate Portfolio

Ivy Funds Variable Insurance Portfolios

Ivy Funds VIP Global Natural Resources

Ivy Funds VIP Science and Technology

J.P. Morgan Insurance Trust

JPMorgan Insurance Trust Small Cap Core Portfolio

Lazard Retirement Series

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Lazard Retirement Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust

MFS® New Discovery Series

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturnTM Strategy Portfolio

Royce Capital Fund

Royce Micro-Cap Portfolio

Royce Small-Cap Portfolio

The Universal Institutional Funds, Inc.

Morgan Stanley UIF U.S. Real Estate Portfolio

Form 8577	22

With the GMIB Plus with Annual Reset (2009), you may allocate purchase payments to the Fixed Accumulation Account as part of a dollar-cost averaging (“DCA”) program, including the Enhanced DCA, and transfer amounts out of the dollar cost averaging account (“DCA Account”) in accordance with the restrictions described above. With the GPP (2012) or any GLWB, you may allocate purchase payments to the Enhanced DCA account as part of a DCA program and transfer amounts out of the Enhanced DCA account in accordance with the restrictions. You may not establish a DCA program with scheduled transfers from a Fund and comply with these restrictions. See “Scheduled Transfers (Dollar Cost Averaging)” for more details about dollar cost averaging.

Transfers. Any transfer request or change in allocation or rebalance instructions must comply with the applicable investment restrictions. Any transfer request from one Category to another must result in an allocation that continues to meet the investment restrictions. If you make a transfer within a Category, you will still be deemed to have met the investment restrictions, even if your Contract Value has increased beyond the percentage limit. Please note that a transfer request will not update your purchase payment allocation or rebalance instructions. You must provide us separate instructions to change your purchase payment allocation or rebalance instructions.

Classifications. We have classified investment options into the above Categories based on the fund’s characteristics and our determination of their risk. If a new investment choice is added to your contract, we will determine which of the above Categories, if any, it will be placed in. We may reassess our determination of risk based on characteristics such as investment objective, strategy or holdings and may change the classification of any investment option in the individual Categories with advance written notice to you. We may limit the availability of any Asset Allocation Model or any investment option under the riders. We may apply any changes to future purchase payments and transfer requests. Any such changes to transfer requests will not apply to transfers out of the Enhanced DCA account. If an existing investment option becomes unavailable for the allocation of future purchase payments and you wish to make additional purchase payments, you will need to provide us updated allocation instructions that comply with the restrictions described above in this section. If a change in classification applies to future transfer requests, any transfer request you make must comply with the new investment restrictions. If you do not make any additional purchase payments or transfer requests after a change in classification, the new investment restrictions will not apply to you. If you fail to provide us with new instructions as described and your allocation of purchase payments or Contract Value violates the investment restrictions, your rider will be terminated.

Please note that you may only be in one Asset Allocation Model at a time. Therefore, if an Asset Allocation Model to which your Contract Value is allocated becomes unavailable for the allocation of future purchase payments under your rider and you wish to make additional purchase payments, you will have to transfer your Contract Value to an Asset Allocation Model that is available under your rider.

Rebalancing. If it is permitted as described above in this section and you choose to allocate your purchase payments to an available Asset Allocation Model, at the end of each calendar quarter we will rebalance variable account values allocated within each Asset Allocation Model to maintain the mix of investments in the proportions established for each Asset Allocation Model. If you are required to or choose to allocate your purchase payments to individual investment options described above in this section, you must provide us with rebalance allocation instructions that comply with the Fund Category and percentage limitations described above for your rider. On each three-month anniversary of the date the applicable rider was added, we will rebalance your Contract Value in accordance with your rebalance instructions.

Termination. You will not violate the investment restrictions simply because your Contract Value in the Categories increases or decreases above or below the specified limits. You will violate the investment restrictions if you allocate purchase payments or Contract Value in a manner not specified above.

• If you have purchased the GMIB Plus with Annual Reset (2009), your rider will be cancelled if you violate the restrictions. Furthermore, if you have also purchased the ARDBR (2009), it will be cancelled.

• If you have purchased the GMIB Plus with Annual Reset (2008) and chosen investment restrictions, your rider will be cancelled if you violate the restrictions. Furthermore, if you have also purchased the ARDBR (2008), it will be cancelled.

• If you have purchased the GLWB or Joint GLWB, your rider will be cancelled if you violate the restrictions.

• If you have purchased the GLWB (2012), GLWB Plus or GLWB (2011), your rider will be cancelled if you violate the restrictions. Furthermore if you have purchased the Premium Protection death benefit rider, Premium Protection Plus death benefit rider, either deferral credit rider or the 8-year guaranteed principal protection rider, it will also be cancelled.

• If you have purchased the GLWB Preferred I.S., your rider will be cancelled if you violate the restrictions. Furthermore if you have purchased the Premium Protection death benefit rider, it will also be cancelled.

Form 8577	23

• If you have purchased the Joint GLWB (2012), Joint GLWB Plus or Joint GLWB (2011), your rider will be cancelled if you violate the restrictions. Furthermore if you have purchased the Joint Premium Protection death benefit rider, Joint Premium Protection Plus death benefit rider, either deferral credit rider or the 8-year guaranteed principal protection rider, it will also be cancelled.

• If you have purchased the Joint GLWB Preferred I.S., your rider will be cancelled if you violate the restrictions. Furthermore if you have purchased the Joint Premium Protection death benefit rider, it will also be cancelled.

• If you have purchased the GPP (2012), your rider will be cancelled if you violate the restrictions.

If one of these riders is terminated, a prorated annual rider charge will apply. Please see "Optional Death Benefit Riders," "Optional Guaranteed Minimum Income Benefit (GMIB) Riders," "Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders" and "Optional Guaranteed Principal Protection ('GPP')" for details.

Mixed and Shared Funding

In addition to being offered to VAA, certain Fund shares are offered to our other separate accounts for variable annuity contracts and a separate account of Ohio National Life Assurance Corporation for variable life insurance contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAA’s participation in a Fund. Material conflicts could result from such things as:

• changes in state insurance law;

• changes in federal income tax law;

• changes in the investment management of any Fund; or

• differences in voting instructions given by different types of owners.

Voting Rights

We will vote Fund shares held in VAA at Fund shareholders meetings in accordance with voting instructions received from contract owners. We will determine the number of Fund shares for which you are entitled to give instructions as described below. This determination will be within 90 days before the shareholders meeting. Proxy material and forms for giving voting instructions will be distributed to each owner. We will vote Fund shares held in VAA, for which no timely instructions are received, in proportion to the instructions that we do receive. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund by VAA.

Until annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing your Contract Value in each Fund by the net asset value of a share of that Fund as of the same date. After annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing the actuarial liability for your variable annuity by the net asset value of a Fund share as of the same date. Generally, the number of shares tends to decrease as annuity payments progress.

Changes in Your Contract

Changes in Applicable Law

We reserve the right to change your contract without your consent in order to comply with any laws and regulations that apply, including but not limited to, changes in the Internal Revenue Code, Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by the President, a Vice President or the Secretary of Ohio National Life. We will provide you notice of any contract change and amend this prospectus as applicable.

Form 8577	24

Risk of Increase in Current Fees and Expenses

Some riders’ fees may be currently charged at less than their maximum amounts. We may increase these expenses up to the maximum amounts. We will provide prior notice of when we will increase fees and amend the prospectus as applicable.

Risk of Contract Termination

Your contract will terminate if your Contract Value is reduced to zero. Your Contract Value can become zero due to the assessment of the Annual Contract Fee after you have taken partial withdrawals and/or due to poor market performance. If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Please see the “Lifetime Annuity Period” provision in the “Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders” section later in this prospectus for more information.

Distribution of Variable Annuity Contracts

The variable annuity contracts are sold by our insurance agents who are also registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”), a wholly-owned subsidiary of ours. ONEQ is the principal underwriter of the contracts. ONEQ and the broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. We pay ONEQ up to 7.50% of each purchase payment and ONEQ then pays part of that to the broker-dealers. The amounts may vary by broker-dealer. The broker-dealers pay their registered representatives from their own funds. Purchase payments on which nothing is paid to registered representatives may not be included in amounts on which we pay the sales compensation to ONEQ. If our surrender charge is not sufficient to recover the fee paid to ONEQ, any deficiency will be made up from our general assets. These include, among other things, any profit from the mortality and expense risk charges. ONEQ’s address is One Financial Way, Montgomery, Ohio 45242.

Deductions and Expenses

Surrender Charge

Surrenders and Partial Withdrawals.

There is no deduction from purchase payments to pay sales expense. We may assess a surrender charge if you surrender the contract or withdraw part of its value. The purpose of this charge is to defray expenses relating to the sale of the contract, including compensation to broker-dealers or other benefits provided under the contract, cost of sales literature and prospectuses, and other expenses related to sales activity. The surrender charge is a percentage of your total purchase payments minus all previous withdrawals. This percentage varies with the number of years from the date the purchase payments were made (starting with the first purchase payment) as follows:

Years	Payment
1st	7%
2nd	7%
3rd	7%
4th	6%
5th and later	0%

During each contract year, you may withdraw not more than 10% of the Contract Value (as of the day of the first withdrawal made during that contract year) without a surrender charge. You may take this 10% annual free withdrawal in up to 12 installments. We do not assess the surrender charge when the proceeds are entirely withdrawn after the death of the annuitant. If the annuitant dies before the end of the surrender charge period and the beneficiary chooses any settlement option other than a lump sum distribution or immediate annuitization, we will assess the applicable surrender charge on any withdrawals the beneficiary takes while the contract is in the surrender charge period.

Annuitization.

We do not assess a surrender charge if you annuitize your contract. See “Annuity Period — Annuity Options” later in this prospectus.

Form 8577	25

Death Benefit.

We do not assess a surrender charge upon any Proceeds paid to a beneficiary upon the death of the annuitant. See “Death Benefit — How will the Proceeds be paid to the beneficiary?” later in this prospectus.

Withdrawal Fee

We may also charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. This charge is to reimburse us for administrative processing expenses associated with a withdrawal. We are not currently charging the fee. We will provide 30 days notice prior to assessing a withdrawal fee.

Annual Contract Fee

Each year on the contract anniversary (or when you surrender the contract), we will deduct an annual contract fee of $30 from the Contract Value. This helps to repay us for maintaining the contract for contracts under $50,000. This helps to cover expenses for accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc. The account expense charge is not sufficient to cover these expenses for contracts under $50,000. There is no contract fee for contracts having a value of at least $50,000 at the contract anniversary. There is no charge after annuity payments begin. We guarantee not to increase the annual contract fee.

Deduction for Account Expense Fee

At the end of each valuation period before annuity payments begin we deduct an amount equal to 0.25% on an annual basis of the contract value. This deduction reimburses us for amounts not covered by the annual contract fee. Examples of these are accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc.

Deduction for Mortality and Expense Risk Fee

We guarantee that, until annuity payments begin, the contract’s value will not be affected by any excess of sales and administrative expenses over the deductions for them. We also guarantee to pay a death benefit if the annuitant dies before annuity payments begin. After annuity payments begin, and except in the instance of the annuitant’s death, we guarantee that variable annuity payments will not be affected by adverse mortality experience or expenses.

For assuming these risks, when we determine the accumulation unit values and the annuity unit values for each subaccount, we make a deduction from the applicable investment results equal to 1.25% of the contract value on an annual basis. We may decrease that deduction at any time and we may increase it not more often than annually to not more than 1.25% on an annual basis. We may discontinue this limitation on our right to increase the deduction up to 1.25%. The mortality and expense risk charge is an indivisible whole of the amount currently being deducted. However, we believe that a reasonable allocation would be 0.70% for mortality risk, and 0.55% for expense risk. We hope to realize a profit from this charge. However there will be a loss if the deduction fails to cover the actual risks involved.

Charges for Optional Benefits

There is an additional annual charge if you choose an optional benefit. See the individual discussion of each rider later in this prospectus for details on the riders and the amounts upon which the charges are based. The additional charge is made on each contract anniversary. Not all optional benefits are currently available or are available in all states. We reserve the right to terminate or modify these benefits for new contracts at any time.

If you choose one of the optional death benefit riders described under “Death Benefit,” those annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-Up Death Benefit	0.25%
Premium Protection or Joint Premium Protection death benefit at issue ages through 70	0.10%
Premium Protection or Joint Premium Protection death benefit at issue ages 71 through 75	0.25%
Premium Protection Plus or Joint Premium Protection Plus death benefit (No longer available for purchase.)	0.90%
(currently 0.45%)	(maximum charge)
5% GMDBR80 Plus (No longer available for purchase.)	0.45%
GMDBR80 Plus (No longer available for purchase.)	0.30%
(currently 0.25%)	(maximum charge)

Form 8577	26

GMDBR85 Plus (No longer available for purchase.)	0.45%
5% GMDBR85 Plus (No longer available for purchase.)	0.70%
ARDBR (2009) (No longer available for purchase.)	1.40%
(currently 1.00%)	(maximum charge)
ARDBR (2008) at issue ages through 74 (No longer available for purchase.)	1.00%
(currently 0.95%)	(maximum charge)
ARDBR (2008) at issue ages 75 through 78 (No longer available for purchase.)	1.15%
(currently 1.10%)	(maximum charge)
ARDBR (No longer available for purchase.)	0.60%

If you choose the GEB, as described under “Death Benefit,” the annual charge is the following percentage of your Contract Value on the contract anniversary:

GEB at issue ages through 70	0.15%
GEB at issue ages 71 through 75	0.30%
GEB “Plus” at issue ages through 70	0.30%
GEB “Plus” at issue ages 71 through 75	0.60%

If you choose the GMIB Plus with Annual Reset, the GMIB Plus with Annual Reset (2008) or the GMIB Plus with Annual Reset (2009) riders, the annual charge is the following percentage of your guaranteed income base as described under “Optional Guaranteed Minimum Income Benefit (“GMIB”)”:

GMIB Plus with Annual Reset (2009) (No longer available for purchase.)	1.50%
(currently 1.15%)	(maximum charge)
GMIB Plus with Annual Reset (2008) without investment restrictions (No longer available for purchase.)	1.65%
(currently 1.35%)	(maximum charge)
GMIB Plus with Annual Reset (2008) with investment restrictions (No longer available for purchase.)	1.50%
(currently 1.05%)	(maximum charge)
GMIB Plus with Annual Reset (No longer available for purchase.)	0.70%

If you choose a GPP rider, the annual charge is the following percentage of your average annual guaranteed principal amount as described under “Optional Guaranteed Principal Protection (“GPP”)”:

GPP (2012)	0.90%
(currently 0.45%)	(maximum charge)
GPP (No longer available for purchase.)	0.55%

If you choose one of the GLWB riders, the annual charge is the following percentage of your GLWB base as described under “Optional Guaranteed Lifetime Withdrawal Benefit (‘GLWB’) Riders:”

GLWB Preferred I.S.(1)	2.00%
(currently 1.00%)	(maximum charge)
Joint GLWB Preferred I.S.(2)	2.50%
(currently 1.30%)	(maximum charge)
GLWB Plus(3)	2.00%
(currently 1.05%)	(maximum charge)
Joint GLWB Plus(4)	2.50%
(currently 1.35%)	(maximum charge)
GLWB (2012) (No longer available for purchase.)	2.10%
(currently 1.05%)	(maximum charge)
Joint GLWB (2012) (No longer available for purchase.)	2.70%
(currently 1.35%)	(maximum charge)

Form 8577	27

GLWB (2011) (No longer available for purchase.)	2.00%
(currently 0.95%)	(maximum charge)
Joint GLWB (2011) (No longer available for purchase.)	2.40%
(currently 1.20%)	(maximum charge)
GLWB (No longer available for purchase.)	2.00%
(currently 0.95%)	(maximum charge)
Joint GLWB (No longer available for purchase.)	2.00%
(currently 1.05%)	(maximum charge)

____________

(1)	Charge is 1.00% for riders applied for on or after May 1, 2014. For other riders, charge is 0.95%.
(2)	Charge is 1.30% for riders applied for on or after May 1, 2014. For other riders, charge is 1.25%.
(3)	Charge is 1.05% for riders applied for on or after May 1, 2013. For other riders, charge is 0.95%.
(4)	Charge is 1.35% for riders applied for on or after May 1, 2013. For other riders, charge is 1.25%.

Transfer Fee

We may charge a transfer fee of $10 for each transfer of values from one or more subaccounts to other subaccounts. Only one charge is assessed for transfers out of any one subaccount, even if the transfer is to multiple subaccounts. The fee is charged pro rata against the subaccounts from which the transfer is made. We currently do not charge for your first 12 transfers each contract year. Other restrictions may apply to transfers. See “Transfers among Subaccounts” below.

Deduction for State Premium Tax

Depending on your state, a premium tax or some similar charge may be levied based on the amount of your annuity purchase payments. We will deduct from your Contract Value the amount of any applicable premium taxes or similar assessment charged by any state or other governmental entity. While the rates are subject to change, the range for the premium tax is currently between 0.0% and 5.0%. If a charge is assessed, we will deduct that amount from your Contract Value at the time the contract is surrendered, at the time you annuitize, or at such earlier time that we may become subject to the premium tax. We may also deduct the premium tax from any death benefit proceeds.

Fund Expenses

There are deductions from, and expenses paid out of, the assets of the Funds. These are described in the Fund prospectuses. Deductions for fund expense continue after annuity payments begin for the amounts which are allocated to a Fund.

Description of Variable Annuity Contracts

Free Look

You may revoke the contract at any time until the end of 10 days after you receive it (or such longer period as may be required by your state law) and get a refund of the Contract Value as of the date of cancellation. To revoke, you must return the contract to us within the free look period. We must receive your contract at our home office (the address listed on the first page of the prospectus) by 4:00 p.m. Eastern time on the last day of the free look period. In some states, we are required to return the greater of purchase payments received during the free-look period or Contract Value as of the Valuation Period the request for free-look is received by our Home Office. For contracts issued in such states, we reserve the right to allocate all purchase payments received during the free-look period to the Money Market Portfolio. On the next Valuation Period after the expiration of the free-look period, we will allocate your assets in the Money Market Portfolio to your requested investment options. We are currently not allocating purchase payments to the Money Market Portfolio during the free-look period, but reserve the right to do so with prior notice provided to contract owners. If you are a California resident 60 years old or older and at the time you apply for your contract you elect to receive a return of your purchase payments if you exercise your free look, any purchase payments to be allocated to variable Funds will first be allocated to the Money Market Portfolio until the end of the free look period. If you are a California resident 60 years old or older and you do not elect to receive a return of your purchase payment, you will receive a refund of your Contract Value if you exercise your free look. For IRAs, you may get a refund of the greater of your purchase payments or the current Contract Value. We deem you to receive the contract and the free look period to begin five days after we mail your contract to you.

Form 8577	28

Accumulation Period

Purchase Payments

The minimum initial purchase payment is $5,000 ($2,000 for IRAs). You may make additional payments of at least $500 at any time ($300 for payroll deduction plans). (If you purchased your contract in Oregon, you may not make additional purchase payments.)

The following purchase payment limitations apply in most states. In some states, the date the limitations start varies so check with your registered representative for details.

For all contracts applied for on or after May 1, 2010, we currently limit your total purchase payments to $3,000,000. For those contracts, we reserve the right to limit your total purchase payments to the lesser of the following:

(a)  for any one contract, the lesser of 150% of your initial purchase payment (for example, $7,500 if your initial purchase payment was $5,000) or $1,000,000; and

(b)  for all our variable annuities sold to you, or covering the life of the annuitant, $1,000,000.

We will provide you prior written notice before we enforce the limits in (a) or (b) above.

For contracts applied for on or after January 12, 2010 through April 30, 2010, we limit your total purchase payments to the lesser of the following:

(a)  for any one contract, the lesser of 150% of your initial purchase payment (for example, $7,500 if your initial purchase payment was $5,000)or $1,000,000; and

(b)  for all our variable annuities sold to you, or covering the life of the annuitant, $1,000,000.

If you applied for your contract before January 12, 2010, we limit your total purchase payments covering the life of the annuitant to $1,500,000.

If the check for your payment is dishonored, you will be liable to us for any changes in the market value between the date we receive your check and the date we are notified that the payment was dishonored.

We reserve the right to require company approval prior to accepting purchase payments in excess of the above limits. We reserve the right to not allow any additional purchase payments or to limit additional purchase payments if you have purchased the Premium Protection rider, Joint Premium Protection rider, Premium Protection Plus rider, Joint Premium Protection Plus rider, GLWB (2011) or Joint GLWB (2011). If you purchase one of these riders, we currently limit total purchase payments to $3,000,000. Please see the descriptions of the riders later in this prospectus.

Accumulation Units

Until the annuity payout date, the Contract Value is measured by accumulation units. As you make each purchase payment, we credit units to the contract (see Crediting Accumulation Units). The number of units remains constant between purchase payments but their dollar value varies with the investment results of each Fund to which payments are allocated.

Crediting Accumulation Units

Your registered representative will send an order or application, together with the first purchase payment, to our home office for acceptance. We may enter into arrangements with certain broker-dealers whereby submission of the completed application and first purchase payment to the broker-dealer will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we first must ensure that the broker-dealer has adequate compliance controls in place to prevent applications received after the cut-off time (usually 4:00 p.m. Eastern time) from being submitted to us for issuance as if received before the cut-off time.

Upon acceptance, we issue a contract and we credit the first purchase payment to the contract in the form of accumulation units. If all information necessary for issuing a contract and processing the purchase payment is complete, we will credit your first purchase payment within two business days after receipt. If we do not receive everything necessary to make the application in good order within five business days, we will return the purchase payment to you immediately unless you specifically consent to having us retain the purchase payment until the necessary information is completed. After that, we will credit the purchase payment within two business days.

Unless otherwise prohibited by law, no contract is effective until the purchase payment is received and the contract is issued during the lifetime of the annuitant. If the annuitant dies before the contract is issued and we are not notified at our home

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office of the annuitant’s death, our sole obligation is to return the Contract Value to you or your estate upon notice and proof of the death of the annuitant.

You must send any additional purchase payments directly to our home office. They will then be applied to your contract according to your allocation instructions to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the purchase payment by the unit value next computed after we receive the payment at our home office. Except as detailed in the paragraph above, payments received after 4 p.m. (Eastern time) at our home office on a valuation period (earlier when the New York Stock Exchange closes early) will be priced at the next calculated unit value.

Allocation of Purchase Payments

You may allocate your Contract Values among up to 18 investment options including the variable subaccounts of VAA and to the Fixed Accumulation Account (if available). We reserve the right to limit your allocation of purchase payments to no more than 10 of the available investment options. We will provide you prior written notice before we will limit you to no more than 10 investment options. The amount you allocate to any Fund or to the Fixed Accumulation Account must equal a whole percent. You may change your allocation of future purchase payments at any time by sending written notice to our home office. Changes in allocation of purchase payments are not deemed effective until received by us at our home office. You may be subject to restrictions on allocations if you purchase certain optional riders. Please see “Investment Restrictions for Certain Optional Riders” and “Optional Asset Allocation Models” for more information.

Accumulation Unit Value and Accumulation Value

We set the original accumulation unit value of each subaccount of VAA for these contracts at the beginning of the first valuation period for each such subaccount. We determine the unit value for any later valuation period by multiplying the unit value for the immediately preceding valuation period by the net investment factor (described below) for such later valuation period. We determine a contract’s value by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period and adding to that any amount in the Fixed Accumulation Account or in a Dollar Cost Averaging Account.

Net Investment Factor

The net investment factor measures the investment results of each subaccount. The investment performance and expenses of each Fund, and the deduction of contract charges, affect daily changes in the subaccounts’ accumulation unit values. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:

(a) is:

(1) the net asset value of the corresponding Fund share at the end of a valuation period, plus

(2) the per share amount of any dividends or other distributions declared for that Fund if the “ex-dividend” date occurs during the valuation period, plus or minus

(3) a per share charge or credit for any taxes paid or reserved for the maintenance or operation of that subaccount; (No federal income taxes apply under present law.)

(b) is the net asset value of the corresponding Fund share at the end of the preceding valuation period; and

(c) is the deduction for administrative and sales expenses and risk undertakings.

Surrender and Withdrawal

Before annuity payments begin you may surrender (totally withdraw the value of) your contract, or withdraw part of the Contract Value (at least $500). You must make all surrender or withdrawal requests by providing Notice to us. The surrender charge may then apply. That charge is taken from the total amount withdrawn.

Unless you specify otherwise, the withdrawal will be made pro-rata from your values in each Fund. The amount you may withdraw is the Contract Value less any surrender charge and any premium tax charge that may apply. In the case of a surrender, we subtract any contract administration charge. We will pay you within seven days after we receive your request. However, we may defer payment of Fixed Accumulation Account values as described below. Surrenders and withdrawals are limited or not permitted in connection with certain retirement plans. For possible tax consequences of a surrender or withdrawal, see “Federal Tax Status” below.

If you request a surrender or withdrawal which includes Contract Values derived from purchase payments that have not yet cleared the banking system, we may delay mailing the portion relating to such payments until your check has cleared. We

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require the return of the contract or the execution of an affidavit indicating the contract has been lost in the case of a surrender.

Your right to withdraw may be suspended or the date of payment postponed:

(1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Commission has restricted trading on the Exchange;

(2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in a Fund is not reasonably practical, or it is not reasonably practical to determine the value of a Fund’s net assets; or

(3) such other periods as the Commission may order to protect security holders.

If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Please see the “Lifetime Annuity Period” provision in the “Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders” section later in this prospectus for more information.

Transfers among Subaccounts

You may transfer Contract Values from one or more Funds to one or more other Funds. You may make transfers at any time before annuity payments begin. The amount of any transfer must be at least $300 (or the entire value of the contract’s interest in a Fund, if less). Not more than 20% of a contract’s Fixed Accumulation Account value (or $1,000, if greater) as of the beginning of a contract year may be transferred to variable Funds during that contract year.

We may limit the number, frequency, method or amount of transfers. We may limit transfers from any Fund on any one day to 1% of the previous day’s total net assets of that Fund if we or the Fund in our discretion, believe that the Fund might otherwise be damaged. In determining which requests to honor, scheduled transfers (under a DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone, facsimile and other electronic requests in the order received. This policy will be applied uniformly without exception. We will notify you if your requested transfer is not made. Current SEC rules preclude us from processing at a later date those requests that were not honored. Accordingly, you would need to submit a new transfer request in order to make a transfer that was not honored because of these limitations.

Certain third parties may offer you investment management services for your contract. We will honor transfer requests from these third parties only if you give us a written authorization to do so. Fees you pay for such other services are in addition to any contract charges.

We discourage excessive trading and market timing through your contract. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The contract and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the contract owner is determined to have traded excessively, we will notify the contract owner in writing that his or her contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, the transfer of Contract Values will only be permitted into the money market portfolio and all other transfer privileges will be suspended. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge, if any.

We may, in our sole discretion take any contract off of the list of monitored contracts, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a

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contract on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits. You may be deemed to have traded excessively even if you have not exceeded the number of free transfers permitted by your contract.

Some of the factors we may consider when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

• The number of transfers made in a defined period;

• The dollar amount of the transfer;

• The total assets of the portfolios involved in the transfer;

• The investment objectives of the particular portfolios involved in your transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring Contract Values if we, or the portfolios, believe that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such contract owners or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harm associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of contract owners and the amounts and dates of any purchase, redemption, transfer or exchange requests by contract owners. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a contract owner upon instruction from the Funds.

Effective Time for Purchase, Transfer or Redemption Orders

Orders to purchase, redeem or transfer units received after the close of the New York Stock Exchange, typically 4:00 p.m. (Eastern time) on a valuation period (earlier on those days when the New York Stock Exchange closes early) will not become effective until the next business day.

However, we may enter into arrangements with certain broker-dealers whereby orders to purchase accumulation units (either through an initial purchase or subsequent purchase payments to an existing contract) will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we will first ensure that the broker-dealer has adequate compliance controls in place to prevent orders to purchase units received after the cut-off time (usually 4:00 p.m. Eastern time) from being credited as if received before the cut-off time.

Electronic Access

If you give us authorization, your contract and unit values and interest rates can be checked by telephoning us at1-888-925-6446, or by accessing our web site at www.ohionational.com. You may also request transfers or make allocation changes on our web site. You may only make one electronic, facsimile or telephone (collectively, “electronic”) transfer request per day.

We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the contract owner a written confirmation of all electronic transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the owner in writing sent within 48 hours of

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the electronic request. You may think that you have limited this access to yourself, or to yourself and your representative. However, anyone giving us the necessary identifying information can use electronic access once you authorize it.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, your agent’s or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our home office.

We reserve the right to limit or restrict electronic access in any form at any time as to any contract owner.

Scheduled Transfers (Dollar Cost Averaging)

We administer a Dollar Cost Averaging (“DCA”) program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from the Fixed Accumulation Account or the Funds to any of the other subaccounts. There is no charge for participating in a DCA program. Each transfer under the DCA program must be at least $300. For a DCA program from a Fund, at least 12 transfers must be scheduled. For a DCA program from the Fixed Accumulation Account, at least three transfers must be scheduled. The DCA program is only available to contracts having a total accumulation value of at least $3,600. No transfer fees will be incurred for DCA transfers and they do not count against the 12 free transfers allowed each contract year. Unless you are in an Asset Allocation Model or unless other investment restrictions are applicable, a DCA program may be made with transfers from Funds or the Money Market Portfolio to any other Funds at any time during the contract.

A DCA program with transfers from the Fixed Accumulation Account to any other Funds may be made if the DCA program is established at the time the contract is issued, and the DCA program is scheduled to begin within 6 months of the time you make purchase payments from which DCA transfers will be made. A DCA program from the Fixed Accumulation Account may not exceed 2 years.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. DCA transfers from the Fixed Accumulation Account or from a Fund with a stabilized net asset value, such as the Money Market Portfolio, will generally reduce the average total cost of indirectly purchasing Fund shares because greater numbers of shares will be purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment.

The DCA program may be discontinued at any time by you as long as we receive notice of the cancellation at least 7 business days before the next scheduled transfers. We reserve the right to not offer the DCA program to new contracts in the future. Upon prior written notice, we may discontinue providing the DCA program to existing contracts that are not currently enrolled in a DCA program.

Enhanced DCA Account.  We currently offer the Enhanced DCA program for initial purchase payments (or additional purchase payments of $3,600 or greater) which are allocated to the Enhanced DCA account that provides a fixed interest rate that is higher than the guaranteed minimum interest rate for the Fixed Accumulation Account. The Enhanced DCA account is a subset of our general account. The Enhanced DCA program is the same as the DCA program except as described in this section. The Enhanced DCA program requires the purchase payment be fully transferred from the account within specified periods of time. Each DCA transfer must be at least $300. An Enhanced DCA program can be discontinued at any time by you as long as we receive notice of the cancellation at least 7 business days before the next scheduled transfer. Terminating this program will result in all remaining funds transferred to the subaccounts of your choice or to the Fixed Accumulation Account. We reserve the right to not offer the Enhanced DCA program to new contracts in the future. Upon prior written notice, we may discontinue providing the Enhanced DCA program for additional purchase payments.

Portfolio Rebalancing

You may have us automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage (whole percentages only) of Contract Value in each of two or more designated Funds. The purpose of a portfolio rebalancing strategy is to maintain, over time, your desired allocation percentage in the designated Funds having differing investment performance. Portfolio rebalancing will not necessarily enhance future performance or protect against future losses.

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There is no charge for participating in portfolio rebalancing, and the transfer charge does not apply to portfolio rebalancing transactions. These transactions do not count against the 12 free transfers you are allowed each contract year. You may not have portfolio rebalancing for any Funds that are part of a DCA program.

Nursing Facility Confinement

We will not assess a surrender charge if you are confined to a state licensed or legally operated in-patient nursing home facility for at least 30 consecutive days. Extra units credited within one year before your confinement are not included in amounts we will pay under this benefit. This waiver of the surrender charge may not be available in all states. It only applies when:

• the confinement begins after the first contract anniversary and before annuity payments begin;

• the contract was issued before your 80th birthday; and

• we receive the request for withdrawal, together with proof of the confinement, at our home office while you are confined or within 90 days after discharge from the facility.

Ohio National Life Employee Discount

We and our affiliated companies may offer a benefit in the form of additional premium on the purchase of contracts by any of our employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser’s household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser’s minor grandchildren under the Uniform Gifts to Minors Act. This premium counts as additional income under the contract. The amount of the benefit equals 2.5% of all purchase payments made in the first contract year and 3.9% of purchase payments made in the second through sixth contract years. We allocate amounts in accordance with your current allocations in these amounts at the time the eligible person makes each payment. If an employee exercises his or her free look right, the full amount of the benefit will be deducted when we pay the free look proceeds.

Death Benefit

Basic Death Benefit

What does the beneficiary receive upon death of the annuitant before the annuity payout date?

If the annuitant dies before the annuity payout date, your contract provides for the beneficiary to receive Proceeds from the contract. The Proceeds equal (i) the Contract Value and (ii) any Death Benefit Adjustment, on the calculation date as described below.

What is the amount of the Death Benefit Adjustment?

The Death Benefit Adjustment is equal to the difference, if any, between the highest guaranteed death benefit amount and the Contract Value as of the calculation date as described below. The Death Benefit is used solely to calculate the Death Benefit Adjustment and is not an amount paid to the beneficiary.

The Death Benefit is the greatest of: (i) the total Contract Value or (ii) net purchase payments less pro-rata withdrawals, unless one of the riders added to your contract provides for a higher death benefit.

For purposes of the paragraphs above, “net purchase payments” means your total purchase payments less an amount for any applicable premium tax or similar state or local tax. “Pro rata withdrawals” mean an adjustment for any amounts you have withdrawn from the contract based on the percentage reduction to the total Contract Value which resulted from the withdrawal.

If the Contract Value is equal to or greater than the Death Benefit on the calculation date as described below, then there is no Death Benefit Adjustment that will be added to the Proceeds. If the Contract Value is less than the Death Benefit on the calculation date as described below, then there is a Death Benefit Adjustment that will be added to the Proceeds. See the examples below.

When are Contract Value and Death Benefit Adjustment calculated for purposes of this section?

The Contract Value is calculated as of the date that we receive proof of the annuitant’s death and satisfactory instruction from the beneficiary for the disposition of the contract.

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The Death Benefit Adjustment is calculated as of the earlier of: (i) the date we are in receipt of proof of the annuitant’s death; or (ii) 90 days from the date of the annuitant’s death.

Examples of Death Benefit Adjustment calculation:

If the Contract Value on date of the Death Benefit Adjustment calculation is $100,000 and the Death Benefit is $85,000, then there is no Death Benefit Adjustment.

If the Contract Value on date of the Death Benefit Adjustment calculation is $85,000 and the Death Benefit is $100,000, then the Death Benefit Adjustment is $15,000 ($100,000 Death Benefit minus $85,000 Contract Value). $15,000 is added to the Money Market Portfolio until satisfactory instructions are received from the beneficiary as to settlement of the contract or the beneficiary gives us different investment instructions. If the Contract Value is $60,000 when we receive satisfactory instructions to settle the contract, then the beneficiary will receive $75,000 ($15,000 + $60,000). If the Contract Value is $120,000 when we receive satisfactory instructions, then the beneficiary will receive $135,000 ($15,000 + $120,000).

Where are the Proceeds invested before being paid out to a beneficiary?

From the date of the annuitant’s death until the Proceeds are paid to the beneficiary, unless the beneficiary elects to change the subaccount allocations, the Contract Value will remain invested in the subaccounts selected by the owner. If we have not yet received the required documents necessary to pay the Proceeds to the beneficiary, the amount equal to the Death Benefit Adjustment is added to the contract in the Money Market Portfolio.

What are the consequences of any change in the Contract Value before the Death Benefit Adjustment is calculated?

The beneficiary may decide to reallocate the Contract Value to different subaccounts in an effort to minimize the risk of market fluctuation. If the beneficiary elects to change the subaccount allocations before the date that the Death Benefit Adjustment is calculated, then any resulting change in Contract Value will have an impact on the Death Benefit Adjustment amount when it is calculated.

What are the consequences of any change in the Contract Value after the Death Benefit Adjustment is calculated?

Any change in the Contract Value, including, but not limited to market fluctuation, after the effective date of the Death Benefit Adjustment, and before we distribute the contract Proceeds, will affect the amount to be paid to the beneficiary. If the Contract Value increases or decreases, the amount of the Proceeds will be correspondingly increased or decreased. As such, the actual amount paid upon disposition of the contract may be more or less than the highest Death Benefit provided under your contract or optional riders.

How will the Proceeds be paid to the beneficiary?

The Proceeds will be paid to the beneficiary in a single sum unless you or the beneficiary(ies) elect settlement under one or more settlement options. If there are multiple beneficiaries and the owner has not selected a settlement option, all the beneficiaries must agree on a settlement option or the payout value will be paid in lump sums to all of them proportionally. We must receive all required documentation or forms (for example, the claim form and certified death certificate) from all beneficiaries before the Proceeds will be distributed. (Please contact us at 1-888-925-6446 for more information about the documentation and forms we require.) If we are unable to locate one of the beneficiaries, we will provide 30 days written notice to their last known address stating that the Proceeds will be equally distributed to the other beneficiaries. We do not assess a surrender charge on any Proceeds paid to a beneficiary. A spouse who elects to continue the contract will not be assessed a surrender charge on the Proceeds, but will be assessed a surrender charge in accordance with the “Surrender Charge” provision of this prospectus on any additional purchase payments that the spouse makes to the contract.

Unless otherwise designated by the contract owner before the date of annuitant’s death, the beneficiary may elect one of the following settlement options:

(1) Five Year Continuance — Beneficiary may elect to receive the Proceeds over a period of five years or less from the date of the annuitant’s death. All Proceeds must be liquidated within the five year period that begins on the date of the annuitant’s death.

(2) Beneficiary Stretch — Beneficiary may elect to receive the Proceeds in the form of required minimum distributions each year. This option must be elected within twelve months from the date of the annuitant’s death. The amounts of the annual minimum distributions must comply with applicable federal tax regulations and withdrawals of lesser or greater amounts may subject you to adverse tax consequences. Please consult your tax advisor for advice on how the Beneficiary Stretch option would affect you.

(3) Immediate Annuitization — Beneficiary may elect to annuitize the annuity but must do so within twelve months from the date of the annuitant’s death.

(4) Lump Sum Distribution — Beneficiary may elect a lump sum distribution.

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If the sole, primary beneficiary is the surviving spouse of the owner and annuitant and there is either no surviving owner or the surviving spouse is also the sole surviving owner, the spouse may continue the contract as the owner and annuitant, or choose one of the settlement options listed above.

Not all of the settlement options may be available if the beneficiary is not a natural person.

Other considerations:

We may require any designated beneficiary have an insurable interest in the life of the annuitant. We will notify you when we issue the contract or when you request a beneficiary change if we are unable to accept your designated beneficiary.

Any guarantees under the contract or death benefit riders that exceed the value of your interest in the separate account VAA are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

Optional Death Benefit Riders

Annual Stepped-Up Death Benefit.

In those states where permitted, we may offer an optional annual stepped-up death benefit at the time the contract is issued. With that option, the Death Benefit on the first contract anniversary will be the greater of (a) the Contract Value then or (b) net purchase payments less pro-rata withdrawals made on or before that date. On each contract anniversary after that (until the annuitant attains age 86), the death benefit will be reset to the greater of (a) the Contract Value on that anniversary date or (b) the death benefit as of the last preceding anniversary adjusted for any purchase payments or withdrawals. The stepped-up death benefit amount is increased by purchase payments and decreased by pro-rata withdrawals made during the period between contract anniversaries. There is an annual rider charge of 0.25% of the optional death benefit amount. You cannot purchase the annual stepped-up death benefit once the annuitant is 76 years old.

Premium Protection Riders.

In those states where permitted, we offer the Premium Protection death benefit rider (“Premium Protection rider”) at the time the contract is issued. In the future, we may, at our sole option, offer this rider after the contract is issued, in which case it may be added on a contract anniversary. This rider is available only when purchased in conjunction with the GLWB Preferred I.S., GLWB (2012), GLWB (2011) or GLWB Plus rider described later in this prospectus. If you purchase this rider, you cannot have any other living benefit or death benefit rider except the GLWB Preferred I.S., GLWB (2012), GLWB (2011), GLWB Plus, a deferral credit rider or the 8-year guaranteed principal protection rider. You cannot purchase this rider once the annuitant is 76 years old.

Death Benefit.

With the Premium Protection rider, the Death Benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is equal to your initial purchase payment (excluding extra credits, if applicable). If we allow you to add the rider on a subsequent contract anniversary, the initial GMDB amount will be equal to the then current Contract Value. The GMDB amount is increased for additional purchase payments and decreased dollar for dollar for withdrawals up to your maximum annual withdrawal under your respective GLWB rider, whereas the basic Death Benefit provided for under the contract is reduced on a pro rata basis for withdrawals.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GMDB amount will be set equal to the Contract Value (after the application of any Death Benefit Adjustment) if it is greater than the current GMDB amount.

Please note that withdrawals you take under the GLWB Preferred I.S., GLWB (2012), GLWB (2011) or GLWB Plus (including maximum annual withdrawals) reduce the GMDB amount under this rider. Therefore, you should carefully consider whether this rider is appropriate for you.

Excess Withdrawals.

When computing the Premium Protection rider Death Benefit, the GMDB amount also is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal you may take under the GLWB rider you own. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under your GLWB rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. Allowable annual withdrawals begin under the GLWB riders when the annuitant reaches 59½, so any withdrawal before the annuitant is 59½ is an excess withdrawal for the Premium Protection rider as well as for the GLWB riders.

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An excess withdrawal will reduce the GMDB amount by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal. For example, assume your GMDB amount is $100,000 at the beginning of the contract year and your maximum annual withdrawal under your GLWB rider is $5,000. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GMDB amount decreases to $95,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal under the GLWB rider, which is $1,000. Your GMDB amount will be reduced to $93,882, i.e. $95,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,118 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, which is $5,000, your GMDB amount is $95,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GMDB amount will be reduced to $94,000 ($95,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $826 ($1,000/$115,000 x $95,000). Your Contract Value will be reduced to $114,000.

Because the allowable annual withdrawals under the GLWB riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal under the Premium Protection rider. Since excess withdrawals may reduce your GMDB amount by an amount greater than the dollar value of the withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the Death Benefit under this rider.

Charge.

There is an annual charge for the Premium Protection rider for annuitant issue ages through age 70 of 0.10% of your GMDB amount. For annuitant issue ages 71 through 75, there is an annual charge for this rider of 0.25%. We reserve the right to lower the charge for this rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for the Premium Protection rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated due to the termination of your GLWB, or (iv) you annuitize your contract.

Termination.

If you choose the Premium Protection rider, you cannot later discontinue it unless we otherwise agree. This rider will terminate if:

• your contract terminates according to its terms (unless otherwise provided in this rider);

• your GMDB amount is reduced to zero;

• your Contract Value goes to zero because of an excess withdrawal;

•  your GLWB rider terminates;

• you annuitize your contract;

• the annuitant dies, except in the case of spousal continuation;

•  you transfer or assign your contract or the benefits under the rider, except in the case of spousal continuation; or

• you exercise the 8-year guaranteed principal protection rider.

Since you may have the Premium Protection rider only if you have the GLWB Preferred I.S., GLWB (2012), GLWB (2011) or GLWB Plus rider, any termination of your GLWB rider will automatically terminate the Premium Protection rider as well. If you have purchased the Premium Protection rider and violate the investment restrictions of your GLWB, both the GLWB rider and the Premium Protection rider will be cancelled.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year without treating it as an excess withdrawal even if it exceeds your maximum annual withdrawal under your GLWB rider. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any RMD you take will reduce your GMDB amount dollar for dollar. Any withdrawals in a contract year that

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exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will automatically pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the Premium Protection rider.

Premium Protection (Joint Life).

In those states where permitted, we may also offer a joint life version of the Premium Protection rider (“Joint Premium Protection”). The Joint Premium Protection rider is the same as the Premium Protection rider except as described below.

The Joint Premium Protection rider is available only when purchased in conjunction with the Joint GLWB Preferred I.S., Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus described later in this prospectus. If you purchase this rider, you cannot have any other rider except the Joint GLWB Preferred I.S., Joint GLWB (2012), Joint GLWB (2011), Joint GLWB Plus, a deferral credit rider or the 8-year guaranteed principal protection rider.

Allowable annual withdrawals begin under the Joint GLWB Preferred I.S., Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus rider when the youngest Participating Spouse reaches 59½, so any withdrawal before the youngest Participating Spouse is 59½ (including any RMD) is an excess withdrawal. Maximum annual withdrawals under the Joint GLWB Preferred I.S., Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus are also based on the age of the youngest Participating Spouse, so the maximum amount you may withdraw annually under the Joint Premium Protection rider will depend on the age of the youngest Participating Spouse and reduce the GMDB amount on a dollar for dollar basis. You are not eligible for RMD treatment with the Joint Premium Protection Plus rider until the youngest Participating Spouse is 59½ years old. (Please see the description of the Joint GLWB Preferred I.S., Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus later in this prospectus for more details on the youngest Participating Spouse.)

Premium Protection Plus Riders.

In those states where permitted, in the past we offered the Premium Protection Plus death benefit rider (“Premium Protection Plus rider”) at the time the contract was issued. The Premium Protection Plus rider differs from the Premium Protection rider in that a withdrawal that is not an excess withdrawal does not decrease the GMDB amount up to the contract anniversary after the annuitant turns 85, after which time the GMDB amount is decreased for such withdrawals on a dollar for dollar basis, and the GMDB amount may step-up to your Contract Value on the seventh rider anniversary. In the future, we may, at our sole option, offer this rider to existing contracts, in which case it may be added on a contract anniversary. This rider is available only when purchased in conjunction with the GLWB (2012), GLWB (2011) or GLWB Plus rider described later in this prospectus. If you purchase this rider, you cannot have any other living benefit or death benefit rider except the GLWB (2012), GLWB (2011), GLWB Plus, a deferral credit rider or the 8-year guaranteed principal protection rider. You cannot purchase this rider once the annuitant is 71 years old.

Death Benefit.

With the Premium Protection Plus rider, the Death Benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is equal to your initial purchase payment (excluding extra credits, if applicable). If we allow you to add the rider on a subsequent contract anniversary, the initial GMDB amount will be equal to the then current Contract Value. The GMDB amount is increased for additional purchase payments. You may take withdrawals up to your annual maximum annual withdrawal under your respective GLWB rider until the contract anniversary after the annuitant turns 85 without reducing the GMDB amount. Following the

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contract anniversary after the annuitant turns 85, withdrawals up to your maximum annual withdrawal under your GLWB rider reduce the GMDB amount dollar for dollar.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GMDB amount will be set equal to the Contract Value (after the application of any Death Benefit Adjustment) if it is greater than the current GMDB amount.

The Premium Protection Plus rider provides for a one-time step-up of the GMDB amount on the seventh rider anniversary. If, on the seventh rider anniversary, your Contract Value is greater than the GMDB amount, we will set your GMDB amount equal to your Contract Value.

Excess Withdrawals.

When computing the Premium Protection Plus rider Death Benefit, the GMDB amount is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal you may take under the GLWB rider you own. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under your GLWB rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. Allowable annual withdrawals begin under the GLWB riders when the annuitant reaches 59½, so any withdrawal before the annuitant is 59½ is an excess withdrawal.

An excess withdrawal will reduce the GMDB amount by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal. For example, assume the annuitant is 65 and your GMDB amount is $100,000 at the beginning of the contract year and your maximum annual withdrawal under your GLWB rider is $5,000. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Because the annuitant is less than 85 years old, your GMDB amount is not reduced for that portion of the withdrawal that is equal to your maximum annual withdrawal, $5,000. Your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal under your GLWB rider, which is $1,000. Your GMDB amount will be reduced to $98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GMDB amount remains $100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GMDB amount will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870 ($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.

Because the allowable annual withdrawals under the GLWB riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal under the Premium Protection Plus rider. Since excess withdrawals may reduce your GMDB amount by an amount greater than the dollar value of your withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the Death Benefit under this rider.

Charge.

There is an annual charge for the Premium Protection Plus rider of 0.45% of your GMDB amount. We may increase the charge for this rider on the seventh rider anniversary if your GMDB amount is set equal to your Contract Value. The new charge will be no higher than the then current charge for new issues of the rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 0.90%. If we notify you of a charge increase effective upon the step-up on the seventh rider anniversary, you may decline to accept an increase in the charge for the rider by declining the step-up within 30 days in a form acceptable to us.

We reserve the right to lower the charge for this rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for the Premium Protection Plus rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated due to the termination of your GLWB, or (iv) you annuitize your contract.

Termination.

If you choose the Premium Protection Plus rider, you cannot later discontinue it unless we otherwise agree. This rider will terminate if:

• your contract terminates according to its terms (unless otherwise provided in this rider);

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• your GMDB amount is reduced to zero;

• your Contract Value goes to zero because of an excess withdrawal;

•  you enter the Lifetime Annuity Period under your GLWB rider because your Contract Value is reduced to zero (other than by an excess withdrawal);

•  your GLWB rider terminates;

• you annuitize your contract;

• the annuitant dies, except in the case of spousal continuation;

• you transfer or assign your contract or the benefits under the rider, except in the case of spousal continuation; or

• you exercise the 8-year guaranteed principal protection rider.

Since you may have the Premium Protection Plus rider only if you have the GLWB (2012), GLWB (2011) or GLWB Plus rider, any termination of your GLWB rider will automatically terminate the Premium Protection Plus rider as well. If you have purchased the Premium Protection Plus rider and violate the investment restrictions of your GLWB, both the GLWB rider and the Premium Protection Plus rider will be cancelled.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year without treating it as an excess withdrawal even if it exceeds your maximum annual withdrawal under your GLWB rider. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any RMD you take until the contract anniversary after the annuitant is 85 years old will not reduce the GMDB amount. Any RMD you take following the contract anniversary after the annuitant is 85 will reduce your GMDB amount dollar for dollar. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the Premium Protection rider.

Premium Protection Plus (Joint Life).

In those states where permitted, in the past we also offered a joint life version of the Premium Protection Plus rider (“Joint Premium Protection Plus”). The Joint Premium Protection Plus rider is the same as the Premium Protection Plus rider except as described below.

The Joint Premium Protection Plus rider is available only when purchased in conjunction with the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus described later in this prospectus. If you purchase this rider, you cannot have any other rider except the Joint GLWB (2012), Joint GLWB (2011), Joint GLWB Plus, a deferral credit rider or the 8-year guaranteed principal protection rider.

Allowable annual withdrawals begin under the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus rider when the youngest Participating Spouse reaches 59½, so any withdrawal before the youngest Participating Spouse is 59½ (including any RMD) is an excess withdrawal. Maximum annual withdrawals under the Joint GLWB (2012), Joint GLWB

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(2011) or Joint GLWB Plus are also based on the age of the youngest Participating Spouse, so the maximum amount you may withdraw under the Joint Premium Protection Plus rider will depend on the age of the youngest Participating Spouse. You are not eligible for RMD treatment with the Joint Premium Protection Plus rider until the youngest Participating Spouse is 59½ years old. (Please see the description of the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus later in this prospectus for more details on the Participating Spouse.)

Gain Enhancement Benefit.

In those states where permitted, we may offer Gain Enhancement Benefit (“GEB”) riders at the time the contract is issued. You cannot purchase these riders once the annuitant is 76 years old. This benefit will never exceed $1,000,000. With the GEB option, the following amount will be added to any other amount payable upon the annuitant’s death:

• 25% of the lesser of (a) two times net purchase payments less pro rata withdrawals or (b) the total Contract Value on the date of death minus net purchase payments less pro rata withdrawals; or

• 40% of the lesser of (a) two and a half times net purchase payments less pro rata withdrawals, or (b) the total Contract Value on the date of death minus net purchase payments less pro rata withdrawals. This is the GEB “Plus.”

For the regular GEB option, there is an additional annual charge of 0.15% of the Contract Value (or 0.30% if the annuitant is age 71 to 75 when your contract is issued). If you choose the GEB “Plus,” the charge is 0.30% of the Contract Value (or 0.60% for issue ages 71 to 75). After the contract has been in effect for 6 months, any purchase payments made within 6 months before the date of death will not be included for calculating the amount of this benefit. You may choose GEB in addition to one of the other death benefit options. If you choose GEB, you cannot later discontinue it. That means even if the GEB will be of no further benefit to you, you will continue to be charged for it.

Summary.

The following is a summary of the currently available optional death benefit riders. For complete details on the riders, see the individual descriptions above. See Appendix D for a description of the optional death benefit riders that we offered in the past.

Optional Rider	Features	Who may want to consider the Rider	Charge
Annual Stepped-Up Death Benefit

• Guarantees that the death benefit will be the greater of total purchase payments or the highest contract anniversary value.

• Increases the death benefit to the contract value, adjusted for subsequent purchase payments and withdrawals.

• Stops accumulating at contract anniversary after annuitant’s 85th birthday.

• Cannot purchase once the annuitant is 76.

		Those who wish to protect their death benefit from market downturns by locking in gains on every contract anniversary.	0.25% (maximum and current)
Premium Protection (Single Life)

• Guarantees a death benefit equal to your purchase payments, adjusted for withdrawals.

• Adjusted dollar for dollar on annual withdrawals that do not exceed the allowable withdrawals under the GLWB Preferred I.S., GLWB (2012), GLWB (2011) or GLWB Plus.

• Reduced by the greater of the excess dollar amount of the withdrawal or the pro rata reduction for any withdrawals that are excess withdrawals under the GLWB Preferred I.S., GLWB (2012), GLWB (2011) or GLWB Plus.

• Continues if Contract Value is reduced to zero.

• Cannot purchase once the annuitant is

		Those who want to ensure, through the GLWB Preferred I.S., GLWB (2012), GLWB (2011) or GLWB Plus and this rider, the return of their original principal.	For issues ages through 70: 0.10% (maximum and current) For issue ages 71-75: 0.25% (maximum and current)

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76. • Sold only in conjunction with GLWB Preferred I.S., GLWB (2012), GLWB (2011) or GLWB Plus.
Premium Protection (Joint Lives)	• Like Premium Protection except for the following: o Sold only in conjunction with Joint GLWB Preferred I.S., Joint GLWB (2012), Joint GLWB (2011), or Joint GLWB Plus.	Those who want to ensure, through the Joint GLWB Preferred I.S., Joint GLWB (2012), Joint GLWB (2011), or Joint GLWB Plus and this rider, the return of their original principal.	For issues ages through 70: 0.10% (maximum and current) For issue ages 71-75: 0.25% (maximum and current)
GEB

• Pays an additional death benefit of 25% of the lesser of (a) two times net purchase payments less pro rata withdrawals or (b) total Contract Value on the date of death minus net purchase payments less pro rata withdrawals.

• Benefit will never exceed $1,000,000.

• Cannot purchase once the annuitant is 76 years old.

		Those who wish to maximize the amount left to their beneficiaries	For issue ages through 70: 0.15% (maximum and current) For issues ages 71-75: 0.30% (maximum and current)
GEB Plus

• Pays an additional death benefit of 40% of the lesser of (a) 2½ times net purchase payments less pro rata withdrawals or (b) total Contract Value on the date of death minus net purchase payments less pro rata withdrawals.

• Benefit will never exceed $1,000,000.

• Cannot purchase once the annuitant is 76 years old.

		Those who wish to maximize the amount left to their beneficiaries	For issue ages through 70: 0.30% (maximum and current) For issues ages 71-75: 0.60% (maximum and current)

Annuity Period

Annuity Payout Date

Annuity payments begin on the annuity payout date. You may select this date when the contract is issued. It must be at least 30 days after the contract date. You may change it from time to time so long as it is the first day of any month at least 30 days after the date of such change. The contract restricts the annuity payout date to not later than the first of the month following the annuitant’s 90th birthday. This restriction may be modified by applicable state law, or we may agree to waive it or to allow the annuitant to defer receiving annuity payments.

The contracts include our guarantee that we will pay annuity payments for the lifetime of the annuitant (and any joint annuitant) in accordance with the contract’s annuity rates, no matter how long you live.

Once annuity payments begin, you may not surrender the contract for cash except that, upon the death of the annuitant, the beneficiary may surrender the contract for the commuted value of any remaining period-certain payments.

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Annuity Options

You may elect one or more of the following annuity options. You may change the election anytime before the annuity payout date. The variable part of the Contract Value will be used to provide a variable annuity and the fixed portion of the contract will be used to provide a fixed annuity, unless you elect otherwise.

Option 1(a):

Life Annuity with installment payments for the lifetime of the annuitant. (The contract has no more value after the annuitant’s death). Under this annuity option, it is possible to receive only one annuity payment.

Option 1(b):	Life Annuity with installment payments guaranteed for five years and then continuing during the remaining lifetime of the annuitant.

Option 1(c):	Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant.

Option 1(d):

Installment Refund Life Annuity with payments guaranteed for a period certain and then continuing during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this option divided by the amount of the first payment.

Option 2(a):

Joint & Survivor Life Annuity with installment payments during the lifetime of the annuitant and then continuing during the lifetime of a contingent annuitant. (The contract has no more value after the second annuitant’s death.) Under this annuity option, it is possible to receive only one annuity payment.

Option 2(b):	Joint & Survivor Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant or a contingent annuitant.

We may agree to other settlement options.

Unless you direct otherwise, we will apply the Contract Value as of the annuity payout date to provide annuity payments pro-rata from each Fund in the same proportion as the Contract Values immediately before the annuity payout date.

If no election is in effect on the annuity payout date, we will apply Contract Value under Option 1(c) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. The Pension Reform Act of 1974 might require certain contracts to provide a Joint and Survivor Annuity. If the contingent annuitant is not related to the annuitant, Options 2(a) and 2(b) are available only if we agree.

Determination of Amount of the First Variable Annuity Payment

To determine the first variable annuity payment we apply the Contract Value for each Fund in accordance with the contract’s settlement option tables. We divide the account value by $1,000 and then multiply the result by the applicable factor in the contract’s settlement option tables. The rates in those tables depend upon the annuitant’s (and any contingent annuitant’s) age and sex and the option selected. The annuitant’s sex is not a factor in contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes. We determine the value to be applied at the end of a valuation period (selected by us and uniformly applied) not more than 10 valuation periods before the annuity payout date.

If the amount that would be applied under an option is less than $5,000, we will pay the Contract Value to the annuitant in a single sum. If the first periodic payment under any option would be less than $25, we may change the frequency of payments so that the first payment is at least $25.

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Annuity Units and Variable Payments

After your first annuity payment, later variable annuity payments will vary to reflect the investment performance of your Funds. The amount of each payment depends on the number of your annuity units. To determine the number of annuity units for each Fund, divide the dollar amount of the first annuity payment from each Fund by the value of that Fund’s annuity unit. This number of annuity units remains constant during the annuity payment period unless you transfer among Funds.

We set the annuity unit value for each Fund for the valuation period when the first variable annuity was calculated for these contracts. The annuity unit value for each later valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor for such later valuation period and by a factor (0.999919 for a one-day valuation period) to neutralize the 3% assumed interest rate discussed below.

The dollar amount of each later variable annuity payment equals your constant number of annuity units for each Fund multiplied by the value of the annuity unit for the valuation period.

The annuity rate tables contained in the contracts are based on the 2000 Mortality Table Projected to 2010 under Scale G (which is a method of projecting individual annuity valuation mortality tables based on industry best practices) with compound interest at the effective rate of 3% per year. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would stay level.

Transfers During Annuity Payout

After annuity payments have been made for at least 12 months, the annuitant can, once each calendar quarter, change the Funds on which variable annuity payments are based. There is no transfer fee during annuity payout. Transfers may not be made between guaranteed and variable accounts during annuity payout. You may change the underlying Funds by providing Notice to us in writing at our home Office. Upon receipt of your request, we will change that portion of the periodic variable annuity payment as you direct to reflect the investment results of different Funds. To do this, we convert the number of annuity units being changed to the number of annuity units of the Funds to which you are changing. If an annuity payment is already in process at the time we receive your request to change the Fund allocations, the change will not be reflected in your next annuity payment. It will be reflected in the payment received thereafter.

Optional Living Benefit Riders

Optional Guaranteed Principal Protection (“GPP”)

In those states where permitted, we may offer the GPP rider when you apply for the contract. We may, at our sole option, also offer the GPP rider to existing contracts, in which case it may be added on a contract anniversary, if the annuitant is then under age 80. GPP is not available when your contract includes any GLWB.

If you continue the GPP rider until the end of its 10-year term, and do not make any withdrawals, we guarantee that your eligible Contract Value will not be less than it was at the beginning of the 10-year term. On the last day of the 10-year term, we will add an amount to your total Contract Value to increase it to the “guaranteed principal amount” if the eligible Contract Value at the end of the 10-year term is less than the guaranteed principal amount. The guaranteed principal amount is the Contract Value:

(a) as of the first day of the rider’s term or

(b) the amount in (a) plus the total of any purchase payments made in the first 6 months if the rider was included in the contract when you purchased the contract,

(c) reduced pro rata for any withdrawals you made.

Contract Value attributable to purchase payments made after the rider is added (or after the first 6 months if the rider is included when the contract was issued) are not included in the guaranteed principal amount and do not count as part of your eligible Contract Value at the end of the term for purposes of determining the benefit amount.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GPP, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability

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to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

If you choose GPP, you must allocate all variable Contract Values to one of the Asset Allocation Models (see Optional Asset Allocation Models) during the entire 10-year term of the rider. You may change asset allocation models at any time. You may also have a portion of your Contract Values in a fixed accumulation account or a dollar-cost averaging account we may offer while this rider is in force. If you stop using a model, we will cancel the GPP rider. You may cancel the GPP rider as of any contract anniversary by notifying us before that anniversary. Cancellation of the GPP rider does not affect any other contract features. You may continue using an Asset Allocation Model after the GPP rider ends.

The charge for the GPP rider is made on each contract anniversary at the rate of 0.55% of the average of your guaranteed principal amount at the beginning and the end of each contract year. This charge will discontinue if the GPP rider is cancelled. However, if the GPP is canceled because you stop using a model, a full annual rider charge will be assessed without being prorated to the date of cancellation.

At the end of the 10-year term, you may reset the rider for another 10-year term if the annuitant is then under age 80. The guaranteed principal amount under the new GPP 10-year term will be your total Contract Value as of the end of the 10-year term then ended, including any amount we then add pursuant to the earlier GPP 10-year term, subject to adjustment for any withdrawals. You may also reset the GPP rider’s guaranteed principal amount at the current Contract Value on any contract anniversary after the rider has been in effect for at least 5 years (if the annuitant is then under age 80). This starts a new 10-year rider term.

If the annuitant dies during the 10-year term, and his or her spouse continues the contract, the GPP rider may also be continued.

In those states where permitted, we offer the GPP (2012) rider. GPP (2012) is identical to the GPP except for the investment restrictions and the charge. Once the GPP (2012) is available, you may not purchase the GPP. Neither the GPP (2012) nor the GPP is available when your contract includes any GLWB rider.

With the GPP (2012), you must allocate your purchase payments and Contract Value (a) to the Managed Volatility Model or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders.” You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. The GPP (2012) rider will be terminated if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.” If the rider is so terminated, a prorated annual rider charge will be assessed.

If you choose the GPP (2012) rider, there is an annual charge of 0.45% of the average of your guaranteed principal amount at the beginning and the end of each contract year. We may increase the charge for the GPP (2012) on any contract anniversary that you reset the rider. That means if you never reset your GPP (2012), we will not increase your charge. The new charge will be no higher than the then current charge for new issues of this rider or if we are not issuing this rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 0.90% of the average of your guaranteed principal amount at the beginning and the end of each contract year.

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders

This section describes the optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) riders that we may offer. Not all of the riders may be available in all states. You may only have one of the GLWB riders on your contract.

Subject to the conditions described below, the GLWB riders provide a guaranteed level of withdrawals from your contract in each contract year for the lifetime of the annuitant beginning when the annuitant is age 59½. The GLWB riders may help protect you from the risk that you may outlive your income.

GLWB Preferred I.S.

We currently offer the GLWB Preferred I.S. rider when you apply for the contract. In the future we may, at our sole option, offer the GLWB Preferred I.S. rider to existing contracts, in which case it may be added on a contract anniversary. You may not purchase the GLWB Preferred I.S. rider if you have any rider, other than the annual stepped-up death benefit or Premium Protection death benefit. You may not purchase the rider if the annuitant is younger than 50 years old or once the annuitant is 86 years old.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as guarantees associated with the GLWB Preferred I.S. rider, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we

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make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.

With the GLWB Preferred I.S. rider, you may take annual withdrawals up to a maximum amount regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal under the rider and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated at least annually, so the maximum annual withdrawals you may take can change every contract year. Certain of your actions can increase or decrease the GLWB base, which would affect your maximum annual withdrawals. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59½ or taking more than the maximum annual withdrawals.

GLWB base.

The initial GLWB base is equal to your initial net purchase payment (excluding any extra credits, if applicable) if the rider is added when the contract is issued. If the rider is added after your contract is issued, the initial GLWB base is equal to your Contract Value when the rider is added. The GLWB base is increased dollar for dollar by purchase payments when made and decreased for “excess withdrawals” as described below. (If you make an additional purchase payment on the day the rider is added, the GLWB base will be increased by the additional purchase payment.) Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value, the Death Benefit under your contract, the optional annual stepped-up death benefit or Premium Protection death benefit rider. We reserve the right to limit or not allow additional purchase payments to contracts with the GLWB Preferred I.S.

On each contract anniversary, the GLWB base is reset to the greatest of (a) the GLWB base as of the previous contract anniversary plus subsequent net purchase payments (excluding any extra credits, if applicable), adjusted for any excess withdrawals, (b) the then-current Contract Value, after deducting any applicable charges for the contract or any rider you have, (also called the “step-up base”) or (c) the “annual credit base” described below. If we notify you that the charge for the GLWB Preferred I.S. will be increased upon a reset to the step-up base, you have a right to opt out of the reset to the step-up base within 30 days after your contract anniversary. See the Charge section below for more information.

The GLWB base is used solely for the purpose of calculating benefits under the GLWB Preferred I.S. rider. It does not provide a Contract Value or guarantee performance of any investment option.

Annual credit base.

With the GLWB Preferred I.S., there is a fifteen-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides a credit to your GLWB base of 7% simple interest of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. (The 7% simple interest is referred to as an annual credit.) If, in a contract year, you take your maximum annual withdrawal or an excess withdrawal, you will not be eligible for any annual credit for the year in which you took the withdrawal. If you take total withdrawals in a contract year that are less than the maximum annual withdrawal, the annual credit will be prorated by the percentage of the maximum annual withdrawal you took. For example, if your maximum annual withdrawal is $7,000 and in one contract year during the annual credit period you withdraw $3,000, your annual credit for that year would be 4.0%, i.e. 7% x (1 – $3,000/$7,000).

The annual credit base on a rider anniversary is equal to:

(a) the GLWB base as of the prior contract anniversary, plus

(b) net purchase payments (excluding any extra credits, if applicable) made during the prior contract year, plus

(c) an amount equal to the annual credit multiplied by the Annual Credit Calculation Base.

The Annual Credit Calculation Base is the amount to which the annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional net purchase payments (excluding any extra credits, if applicable) made since the beginning of the annual credit period. If the GLWB base is set equal to the step-up base, the Annual Credit Calculation Base will also be increased to that amount. If the GLWB base is adjusted due to an excess withdrawal and is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.

We reserve the right to change the annual credit rate for the GLWB Preferred I.S. on new riders issued in the future.

Excess withdrawals.

The GLWB base is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under this rider. For example, assume the maximum annual withdrawal you may withdraw is

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$5,500 under the GLWB Preferred I.S. rider and in one contract year you withdraw $6,500. The $1,000 difference between the $6,500 withdrawn and the $5,500 maximum annual withdrawal limit would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal.

For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5.5%, so your maximum annual withdrawal is $5,500. That means you can withdraw $5,500 without it affecting your GLWB base. Assume your Contract Value is $90,000 and you withdraw $6,500. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,500. Your GLWB base remains $100,000 and your Contract Value decreases to $84,500. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, which is $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base. Your GLWB base will be reduced to $98,817, i.e. $100,000 x (1 — $1,000/$84,500) because the pro-rata reduction of $1,183 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $83,500.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,500, your GLWB base remains $100,000 and your Contract Value is $114,500. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GLWB base will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $873 ($1,000/$114,500 x $100,000). Your Contract Value will be reduced to $113,500.

Because the allowable annual withdrawals under the GLWB Preferred I.S. rider begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal. Since excess withdrawals reduce your GLWB base by the greater of pro-rata or the dollar amount of the excess withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.

Maximum Annual Withdrawals.

The maximum amount you may withdraw in a contract year under the GLWB Preferred I.S. rider without reducing your GLWB base is based upon the annuitant’s age when withdrawals begin. The maximum amount you may withdraw in a contract year under the GLWB Preferred I.S. rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.50%
65 to 69	5.50%
70 to 74	5.60%
75 to 79	6.00%
80 to 84	6.75%
85+	7.50%

In the future, we may offer GLWB Preferred I.S. riders that have different maximum annual withdrawal percentages.

After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase, based on the annuitant’s then current age, on any contract anniversary on which the GLWB base has been increased to the step-up base as described under “GLWB base.” You may opt out of a reset to the step-up base and avoid an increase in the rider’s charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age.

Any withdrawal you take before the annuitant is 59½ is an excess withdrawal and reduces the GLWB base by the greater of the pro-rata or dollar amount of the excess withdrawal. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59½.

You may withdraw the maximum annual withdrawal amount under the GLWB Preferred I.S. rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.

Withdrawals under the GLWB Preferred I.S. will be deducted pro-rata from the investment options you have selected.

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Please note that if you have the annual stepped-up death benefit, any withdrawals you take under the GLWB Preferred I.S. (including maximum annual withdrawals) reduce the death benefit pro-rata. Therefore, you should carefully consider whether the annual stepped-up death benefit is appropriate for you.

Example.

Please see Appendix E for a detailed example of how the annual credit base and withdrawals work with the GLWB Preferred I.S.

Lifetime Annuity Period

During the Lifetime Annuity Period, we will pay you monthly payments for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, except for the Premium Protection death benefit which continues if you enter the Lifetime Annuity Period on the contract anniversary following the annuitant’s 95th birthday, the contract will only provide the benefits under the GLWB Preferred I.S. rider.

Entering the Lifetime Annuity Period

You will enter the “Lifetime Annuity Period”, provided that the GLWB base is greater than zero, on the earlier of (a) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) if the annuitant is at least 59½ years old or (b) the contract anniversary immediately following the annuitant’s 95th birthday. If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59½ years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59½.

In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on your Contract Value. If a decline in market value and the then allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left based upon the non-excess portion of your requested withdrawal. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period and your rider will terminate.

For example, assume your allowable withdrawal is $5,000, your Contract Value is $5,500 and you request a withdrawal of $6,000. Further assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period and receive monthly payments equal to one-twelfth of your current maximum annual withdrawal.

Now assume your allowable withdrawal is $5,000, your Contract Value is $6,000 and you request a withdrawal of $6,000. Also assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000 — $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500. Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500. The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period. You should carefully consider any withdrawal that may totally deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you.

When you enter the Lifetime Annuity Period, we will immediately make a payment to you equal to the excess, if any, of your maximum annual withdrawal over the total withdrawals you have taken during that contract year. If you were taking systematic withdrawals, your payments will continue until you have reached your maximum annual withdrawal for the contract year. Then, you will begin receiving the lifetime annuity on the first day of the month following the first contract anniversary in the Lifetime Annuity Period. Each monthly payment will equal one-twelfth of your annual payment described below.

Lifetime Annuity Amount

The amount of the lifetime annuity you will receive with the GLWB Preferred I.S. rider may vary based on when you enter the Lifetime Annuity Period. When you enter the Lifetime Annuity Period, we will calculate an annual payment for your lifetime annuity based on average ten-year U.S. Treasury rates and your then current maximum annual withdrawal percentage. The calculation of this annual payment is described below. You will receive at least this annual amount for your lifetime.

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You may receive a higher annual payment if you enter the Lifetime Annuity Period (a) within the first 15 years the GLWB Preferred I.S. rider is in effect or (b) on the contract anniversary immediately following the annuitant’s 95th birthday. If you enter the Lifetime Annuity Period within the first 15 years the rider is in effect because your Contract Value is reduced to zero other than because of an excess withdrawal, the annual payment until your 15th rider anniversary will be equal to the greater of your maximum annual withdrawal when you enter the Lifetime Annuity Period and the annual amount calculated based on the Treasury Average Rate (described below). After the 15th rider anniversary, the annual payment will be the amount calculated based on the Treasury Average Rate. If you enter the Lifetime Annuity Period on the contract anniversary immediately following the annuitant’s 95th birthday, the annual payment of the lifetime annuity will be equal to the greater of your maximum annual withdrawal when you enter the Lifetime Annuity Period and the annual amount calculated based on the Treasury Average Rate.

The minimum annual amount for the lifetime annuity with the GLWB Preferred I.S. rider is calculated using the GLWB base as of the applicable date, your maximum annual withdrawal percentage when the rider enters the Lifetime Annuity Period and an average of ten-year U.S. Treasury rates. It is determined by multiplying the GLWB base times the indexed annual withdrawal percentage, which is calculated as follows:

(a) your then current maximum annual withdrawal percentage on the date you enter the Lifetime Annuity Period, plus

(b) the Treasury Average Rate, minus

(c)  6%.

The indexed annual withdrawal percentage will not be less than 3% and not more than 9%.

If you enter the Lifetime Annuity Period because your Contract Value is reduced to zero other than because of an excess withdrawal, the applicable date for the GLWB base used in calculating the annual payment is the date your Contract Value is reduced to zero. If you enter the Lifetime Annuity Period on the contract anniversary immediately following the annuitant’s 95th birthday, the applicable date for the GLWB base is the day you enter the Lifetime Annuity Period.

The Treasury Average Rate is calculated for each calendar month and is rounded to the nearest 0.05%. For each month, it is the average of the rates for the ten-year U.S. Treasury notes on each day for which such rates are reported during the 90 calendar days ending on the 15th day of the preceding month. If you enter the Lifetime Annuity Period because your Contract Value is reduced to zero other than because of an excess withdrawal, the Treasury Average Rate is the rate calculated for the month in which your Contract Value is reduced to zero. Otherwise, the Treasury Average Rate is the rate calculated for the month that includes the anniversary of the Contract Date immediately following the annuitant’s 95th birthday. Treasury rates will be determined from the Federal Reserve Board Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.

Please see Appendix F for some examples on how the calculation of the lifetime annuity payment works.

With the GLWB Preferred I.S. rider, we will delay the annuity payout date under your contract (which is not later than the first of the month following the annuitant’s 90th birthday) to the contract anniversary immediately following the annuitant’s 95th birthday. This does not affect the termination of, or extend, any Death Benefit under the contract or other rider unless expressly stated in the rider. In lieu of the benefits under the GLWB Preferred I.S. rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time. We will notify you at least 90 days in advance of your annuitization. At that time you may ask us what other options are available to you.

If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate fixed annuity options that we might have generally available for sale at that time. It is possible that one of those alternative fixed annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate fixed annuity option you choose.

You should consult with your registered representative to determine which payout option is best for you.

Charge.

If you choose the GLWB Preferred I.S. rider, there is an annual charge of 1.00% of the GLWB base (0.95% for riders applied for before May 1, 2014). The charge for the GLWB Preferred I.S. rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB Preferred I.S. rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. That means if your GLWB base is never increased to the step-up base, we will not increase your charge. The new charge will not be higher than the then current charge for new issues of this rider or if we are not issuing the rider, a rate we declare, in our sole discretion. For the GLWB Preferred I.S., we guarantee the new charge will not exceed 2.00% of the GLWB base.

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You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.

We reserve the right to lower the charge for the GLWB Preferred I.S. rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for your GLWB rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated for any reason, or (iv) you annuitize your contract.

Investment Restrictions.

In order to have the GLWB Preferred I.S. rider, you must allocate your purchase payments and Contract Value (a) to the Managed Volatility Model or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders.” You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account or to any of the other Asset Allocation Models. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. The GLWB Preferred I.S. rider will be terminated if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.” If the rider is so terminated, a prorated annual rider charge will be assessed.

If you have the GLWB Preferred I.S., the investment options available to you for the allocation of your purchase payments and Contract Value are much more limited than the investment options available under the contract without the rider. The investment options available if you do not have the GLWB Preferred I.S. offer the potential for more variability in their returns, either higher or lower. The investment options with the GLWB Preferred I.S. seek to moderate overall volatility or hedge against downmarket volatility. Other investment options that are available if you do not select the GLWB Preferred I.S. may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the limited investment options with the GLWB Preferred I.S. meet your investment objectives and risk tolerance.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year even if it exceeds your maximum annual withdrawal under the GLWB Preferred I.S. rider without it affecting your GLWB base. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base. You may withdraw your RMD under the GLWB Preferred I.S. rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will automatically pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB Preferred I.S.

Termination.

The GLWB Preferred I.S. rider will terminate when the contract is terminated in accordance with its terms (unless otherwise provided in the rider) or if your Contract Value goes to zero because of an excess withdrawal. The rider will terminate if the

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funds are allocated in a manner that violate the investment restrictions. The GLWB Preferred I.S. rider will also terminate if you annuitize your contract, or, except in the case of spousal continuation, if the annuitant dies or you transfer or assign your contract or the benefits under the GLWB Preferred I.S. rider. If you choose the GLWB Preferred I.S., it will continue until it is terminated as described in this section.

Spousal Continuation.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB Preferred I.S. rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59½ or on or after age 59½ but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die on or after age 59½ and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any Death Benefit Adjustment) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. We will use the surviving spouse’s age to calculate maximum annual withdrawals when, and if, the surviving spouse is eligible to enter the Lifetime Withdrawal Period. (For example, if the surviving spouse is 40, he or she will not be eligible to enter the Lifetime Withdrawal Period until he or she turns 59½.)

Guaranteed Lifetime Withdrawal Benefit (Joint Life) Preferred I.S.

We also currently offer a Guaranteed Lifetime Withdrawal Benefit (Joint Life) Preferred I.S. rider (“Joint GLWB Preferred I.S.”) at the time the contract is issued. The Joint GLWB Preferred I.S. differs from the GLWB Preferred I.S. because allowable withdrawals under the rider are calculated based upon the youngest Participating Spouse’s age. Because of this, the surviving spouse’s income will not decrease upon the annuitant’s death if he or she was in Lifetime Withdrawal Period at the time of death. Subject to the conditions described, the Joint GLWB Preferred I.S. rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59½ for the lifetime of you and your spouse. The Joint GLWB Preferred I.S. rider may help protect you from the risk that you and your spouse might outlive your income. The Joint GLWB Preferred I.S. differs from electing spousal continuation under the GLWB Preferred I.S. because you have the potential to have a higher GLWB base upon the death of the first spouse, who is also the annuitant, with the Joint GLWB Preferred I.S. If you elect the GLWB Preferred I.S., instead of the Joint GLWB Preferred I.S., the GLWB base could be reduced to the current Contract Value upon spousal continuation. With the Joint GLWB Preferred I.S., however, the GLWB base upon spousal continuation will always be the greater of Contract Value or the current GLWB base as described below. The Joint GLWB Preferred I.S. has a higher charge than the GLWB Preferred I.S.

We may, at our sole option, offer the Joint GLWB Preferred I.S. rider to existing contracts, in which case it may be added on a contract anniversary. You may not add the rider if either spouse is younger than 50 years old or once either spouse is 86 years old. The Joint GLWB Preferred I.S. rider is the same as the GLWB Preferred I.S. rider except as described below.

The maximum amount you may withdraw in a contract year under the Joint GLWB Preferred I.S. rider without reducing your GLWB base is based upon the youngest participating spouse’s age when withdrawals begin. The maximum amount you may withdraw in a contract year under the Joint GLWB Preferred I.S. rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	4.50%
65 to 69	5.00%
70 to 74	5.10%
75 to 79	5.50%
80 to 84	6.50%
85+	7.00%

In the future, we may offer Joint GLWB Preferred I.S. riders that have different maximum annual withdrawal percentages.

The Joint GLWB Preferred I.S. rider is available to two people who are legally married at the time the rider is added. We refer to these people as “Participating Spouses.” A Participating Spouse is one of two people upon whose life and age the benefits under the GLWB Preferred I.S. rider are based. On the date the rider is added, either (a) the two Participating Spouses must be joint owners and one must be the annuitant or (b) one Participating Spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a Participating Spouse after the rider is added to the contract, and once someone loses his or her status as a Participating Spouse, it cannot be regained. Status as a Participating Spouse will be lost in the following situations:

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• when a Participating Spouse dies;

• when a sole owner Participating Spouse requests that the other Participating Spouse be removed by giving Notice to us;

• if one Participating Spouse is the sole owner and the Participating Spouses divorce, the non-owner spouse will cease to be a Participating Spouse;

• if the Participating Spouses are joint owners and they divorce, the non-annuitant will cease to be a Participating Spouse.

Please note that if one of the spouses ceases to be a Participating Spouse, you will continue to be charged for the Joint GLWB Preferred I.S. rider.

Under the Joint GLWB Preferred I.S. rider, the amount you may withdraw under the rider is based upon the youngest Participating Spouse’s age. Therefore, if the youngest Participating Spouse is younger than 59½ years old, any withdrawals under the contract (including RMDs) will be excess withdrawals under the Joint GLWB Preferred I.S. rider until the youngest Participating Spouse becomes 59½. Please carefully consider whether the Joint GLWB Preferred I.S. is appropriate for you if there is a significant difference in age between you and your spouse.

If you choose the Joint GLWB Preferred I.S. rider, there is an annual charge of 1.30% of the GLWB base (1.25% for riders applied for before May 1, 2014). We may increase the charge for the Joint GLWB Preferred I.S. rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. The new charge will not be higher than the then current charge for new issues of the rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 2.50% of the GLWB base for the Joint GLWB Preferred I.S.

If we are required by state law, we will allow civil union partners to purchase the Joint GLWB Preferred I.S. rider in certain states and receive the same benefits as a Participating Spouse while both Participating Spouses are living. Please note that because civil union partners are not eligible for spousal continuation under the Code, there may be no benefit to such partners from buying the Joint GLWB Preferred I.S. rider versus the GLWB Preferred I.S. rider. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 1-888-925-6446 for more information about whether your state recognizes civil unions.

You will enter the Lifetime Annuity Period, provided that the GLWB base is greater than zero, on the earlier of (a) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) if the youngest Participating Spouse is at least 59½ years old or (b) the contract anniversary immediately following the annuitant’s 95th birthday. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest Participating Spouse is 59½ years old, the Lifetime Annuity Period is deferred until the youngest Participating Spouse reaches age 59½. During the Lifetime Annuity Period, we will pay you a lifetime annuity (as based on the youngest Participating Spouse’s age) until the death of the last surviving Participating Spouse.

You should consult with your financial representative to determine which payout option is best for you.

If you are the sole owner and upon your death your surviving Participating Spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your Participating Spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½ and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that since civil union partners are not eligible for spousal continuation under the Code, they are also not eligible for spousal continuation under this rider.

GLWB (2012) and GLWB Plus

In those states where permitted, we offer the GLWB Plus rider when you apply for the contract. The GLWB (2012) rider is not available for purchase on or after May 1, 2012. In the future we may, at our sole option, offer the GLWB Plus rider to existing contracts, in which case it may be added on a contract anniversary. You may not have the GLWB (2012) rider if you have any rider, other than the annual stepped-up death benefit, Premium Protection death benefit, Premium Protection Plus death benefit or one of the deferral credit riders. You may not purchase the GLWB Plus rider if you have any rider, other than the annual stepped-up death benefit, Premium Protection death benefit, Premium Protection Plus death benefit, one of the deferral credit riders or the 8-year guaranteed principal protection rider. You may not purchase the GLWB Plus rider once the annuitant is 86 years old.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as guarantees associated with the GLWB (2012) or GLWB Plus riders, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership,

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payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.

With the GLWB (2012) and GLWB Plus riders, you may take annual withdrawals up to a maximum amount regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal under the rider and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated at least annually, so the maximum annual withdrawals you may take can change every contract year. Certain of your actions can increase or decrease the GLWB base, which would affect your maximum annual withdrawals. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59½ or taking more than the maximum annual withdrawals.

GLWB base.

The initial GLWB base is equal to your initial net purchase payment (excluding any extra credits, if applicable) if the rider is added when the contract is issued. If the rider is added after your contract is issued, the initial GLWB base is equal to your Contract Value when the rider is added. The GLWB base is increased dollar for dollar by purchase payments when made and decreased for “excess withdrawals” as described below. (If you make an additional purchase payment on the day the rider is added, the GLWB base will be increased by the additional purchase payment.) Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value, the Death Benefit under your contract, the optional annual stepped-up death benefit or Premium Protection death benefit rider and the guaranteed principal amount under the 8-year guaranteed principal protection rider. We reserve the right to limit or not allow additional purchase payments to contracts with the GLWB (2012) or GLWB Plus.

On each contract anniversary, the GLWB base is reset to the greatest of (a) the GLWB base as of the previous contract anniversary plus subsequent net purchase payments (excluding any extra credits, if applicable), adjusted for any excess withdrawals, (b) the then-current Contract Value, after deducting any applicable charges for the contract or any rider you have, (also called the “step-up base”) or (c) the “annual credit base” described below. If we notify you that the charge for the GLWB (2012) or GLWB Plus will be increased upon a reset to the step-up base, you have a right to opt out of the reset to the step-up base within 30 days after your contract anniversary. See the Charge section below for more information.

The GLWB base is used solely for the purpose of calculating benefits under the GLWB (2012) or GLWB Plus rider. It does not provide a Contract Value or guarantee performance of any investment option.

Annual credit base.

With the GLWB (2012) and GLWB Plus, there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides a credit to your GLWB base of 6% simple interest (for GLWB Plus riders applied for on or after March 25, 2013) of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. (The 6% simple interest is referred to as an annual credit.) You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If your GLWB base is not set equal to the step-up base, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for any annual credit for the year in which you took the withdrawal.

The annual credit base on a rider anniversary is equal to:

(a) the GLWB base as of the prior contract anniversary, plus

(b) net purchase payments (excluding any extra credits, if applicable) made during the prior contract year, plus

(c) 6% of the Annual Credit Calculation Base.

The Annual Credit Calculation Base is the amount to which the 6% annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional net purchase payments (excluding any extra credits, if applicable) made since the beginning of the annual credit period. If the GLWB base is adjusted due to an excess withdrawal and is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.

For GLWB Plus riders applied for between December 3, 2012 and March 25, 2013, the annual credit is 7%. For GLWB Plus riders applied for before December 3, 2012 and for GLWB (2012) riders, the annual credit is 8%.

We reserve the right to change the annual credit rate for the GLWB Plus on new contracts issued in the future.

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Deferral Credit Rider.

In the past, we issued a deferral credit rider, at no charge, with the GLWB (2012) or GLWB Plus at the time the riders were issued. For contracts applied for before May 1, 2012, if you purchased the GLWB Plus, we issued a deferral credit rider without age requirements. With this rider, if you take no withdrawals in the first ten contract years the GLWB Plus rider is in effect, we guarantee that your GLWB base on your tenth rider anniversary will be at least:

(a) 200% of an amount equal to (i) your initial GLWB base plus (ii) total net subsequent purchase payments (excluding any extra credits, if applicable) made in the first contract year the rider is in effect, plus

(b) any net purchase payments (excluding any extra credits, if applicable) made in the second through tenth years; plus

(c) any annual credits (as described above in Annual Credit Base) that you may earn on any net purchase payments (excluding any extra credits, if applicable) made in the second through the tenth year.

For example, if your initial purchase payment is $100,000, you make no additional purchase payments and you take no withdrawals, we guarantee your GLWB base on the tenth rider anniversary will be at least $200,000. In this example, if you make an additional purchase payment of $100,000 in year one, we guarantee your GLWB base on the tenth rider anniversary will be at least $400,000. If you also make an additional purchase payment in year three of $50,000, we guarantee your GLWB base on the tenth rider anniversary will be at least $482,000, which is 200% of ($100,000 initial purchase payment + $100,000 additional purchase payment in year one) + $50,000 additional purchase payment in year three + $32,000 (8% annual credits earned on the $50,000 additional purchase payment for years three through ten).

There is no additional annual charge for the deferral credit rider without age requirements.

If you applied for your contract between May 1, 2012 and December 3, 2012 and purchased the GLWB Plus or if you purchased the GLWB (2012), we issued a deferral credit rider with age requirements. With this deferral credit rider, if you take no withdrawals until the later of (i) the rider anniversary immediately following the annuitant’s 70th birthday (youngest Participating Spouse’s 70th birthday with the Joint GLWB Plus or Joint GLWB (2012)) or (ii) your tenth rider anniversary, we guarantee that your GLWB base on the later of such dates will be at least:

(a) 200% of an amount equal to (i) your initial GLWB base plus (ii) total net subsequent purchase payments made in the first contract year the rider is in effect, plus

(b) any net purchase payments made after the first contract year the rider is in effect; plus

(c) any annual credits (as described above in Annual Credit Base) that you may earn on any net purchase payments made after the first contract year the rider is in effect.

There is no additional annual charge for the deferral credit rider with age requirements.

Excess withdrawals.

The GLWB base is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under the GLWB (2012) or GLWB Plus rider. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under the GLWB (2012) or GLWB Plus rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal.

For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5%, so your maximum annual withdrawal is $5,000. That means you can withdraw $5,000 without it affecting your GLWB base. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GLWB base remains $100,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, which is $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base. Your GLWB base will be reduced to $98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GLWB base remains $100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GLWB base will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870 ($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.

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Because the allowable annual withdrawals under the GLWB (2012) and GLWB Plus riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal. Since excess withdrawals reduce your GLWB base by the greater of pro-rata or the dollar amount of the excess withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.

Maximum Annual Withdrawals.

The maximum amount you may withdraw in a contract year under the GLWB (2012) or GLWB Plus riders without reducing your GLWB base is based upon the annuitant’s age when withdrawals begin. The maximum amount you may withdraw in a contract year under the GLWB (2012) rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	5.00%
75 to 79	5.50%
80 to 84	6.00%
85+	6.50%

The maximum amount you may withdraw in a contract year under the GLWB Plus rider without reducing your GLWB base is equal to the maximum annual withdrawal percentage multiplied by the GLWB base. For GLWB Plus riders applied for on or after May 1, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 69	4.50%
70 to 74	5.00%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

For GLWB Plus riders applied for on or after March 25, 2013 and before May 1, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	4.50%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

For GLWB Plus riders applied for on or after August 20, 2012 and before March 25, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	5.00%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

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For GLWB Plus riders applied for on or after May 1, 2012 and before August 20, 2012, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.10%
65 to 74	5.10%
75 to 79	5.75%
80 to 84	6.25%
85+	7.00%

For GLWB Plus riders applied for prior to May 1, 2012, the maximum amount you may withdraw in a contract year under the rider without reducing your GLWB base is equal to the following withdrawal percentages multiplied by the GLWB base:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.25%
65 to 74	5.25%
75 to 79	6.00%
80 to 84	6.50%
85+	7.00%

In the future, we may offer GLWB Plus riders that have different maximum annual withdrawal percentages.

After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase, based on the annuitant’s then current age, on any contract anniversary on which the GLWB base has been increased to the step-up base as described above under “GLWB base.” You may opt out of a reset to the step-up base and avoid an increase in the rider’s charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age.

Any withdrawal you take before the annuitant is 59½ is an excess withdrawal and reduces the GLWB base by the greater of the pro-rata or dollar amount of the excess withdrawal. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59½.

You may withdraw the maximum annual withdrawal amount under the GLWB (2012) or GLWB Plus rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.

Withdrawals under the GLWB (2012) or the GLWB Plus will be deducted pro-rata from the investment options you have selected.

Please note that if you have the annual stepped-up death benefit, any withdrawals you take under the GLWB (2012) or GLWB Plus (including maximum annual withdrawals) reduce the death benefit pro-rata. Therefore, you should carefully consider whether the annual stepped-up death benefit is appropriate for you.

Example.

Please see Appendix G for a detailed example of how the annual credit base and withdrawals work with the GLWB (2012) and GLWB Plus.

Lifetime Annuity Period.

During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the GLWB (2012) or GLWB Plus rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, except as expressly stated in the Premium Protection death benefit rider or the Premium Protection Plus death benefit rider, the contract will only provide the benefits under the GLWB (2012) or GLWB Plus rider.

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You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59½ years old and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday.

When you enter the Lifetime Annuity Period, we will immediately make a payment to you equal to the excess, if any, of your maximum annual withdrawal over the total withdrawals you have taken during that contract year. If you were taking systematic withdrawals, your payments will continue until you have reached your maximum annual withdrawal for the contract year. Then, you will begin receiving the lifetime annuity on the first day of the month following the first contract anniversary in the Lifetime Annuity Period.

If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59½ years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59½. In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on your Contract Value. If a decline in market value and the then allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left based upon the non-excess portion of your requested withdrawal. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period and your rider will terminate.

For example, assume your allowable withdrawal is $5,000, your Contract Value is $5,500 and you request a withdrawal of $6,000. Further assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period and receive monthly payments equal to one-twelfth of your current maximum annual withdrawal.

Now assume your allowable withdrawal is $5,000, your Contract Value is $6,000 and you request a withdrawal of $6,000. Also assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000 — $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500. Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500. The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period. You should carefully consider any withdrawal that may totally deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you.

With the GLWB (2012) or GLWB Plus rider, we will delay the annuity payout date under your contract to the contract anniversary immediately following the annuitant’s 95th birthday. This does not affect the termination of, or extend, any Death Benefit under the contract or other rider unless expressly stated in the rider. In lieu of the benefits under the GLWB (2012) or GLWB Plus rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time. We will notify you at least 90 days in advance of your annuitization. At that time you may ask us what other options are available to you.

If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate fixed annuity options that we might have generally available for sale at that time. It is possible that one of those alternative fixed annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate fixed annuity option you choose.

You should consult with your registered representative to determine which payout option is best for you.

Charge.

If you have the GLWB (2012) rider, there is an annual charge of 1.05% of the GLWB base. If you choose the GLWB Plus rider, there is an annual charge of 1.05% of the GLWB base (0.95% for riders applied for before May 1, 2013). The charge for the GLWB (2012) or GLWB Plus rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB (2012) or GLWB Plus rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. That means if your GLWB base is never increased to the step-up base, we will not increase your charge. The new charge will not be higher than the then current charge for new issues of this rider or if we are not issuing the rider, a rate we declare, in our sole discretion. For the GLWB (2012), we guarantee the new charge will not exceed 2.10% of the GLWB base. For the GLWB Plus, we guarantee the new charge will not exceed 2.00% of the GLWB base.

You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases

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in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.

We reserve the right to lower the charge for the GLWB (2012) or GLWB Plus rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for your GLWB rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated for any reason, or (iv) you annuitize your contract.

Investment Restrictions.

In order to have the GLWB (2012) rider, you must allocate your purchase payments and Contract Value (a) to one of Asset Allocation Models 2, 3, or 4 or the Managed Volatility Model or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders.” You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. The GLWB (2012) rider will be terminated if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.” If the rider is so terminated, a prorated annual rider charge will be assessed.

In order to have the GLWB Plus rider, you must allocate your purchase payments and Contract Value (a) to the Managed Volatility Model or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders.” You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. The GLWB Plus rider will be terminated if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.” If the rider is so terminated, a prorated annual rider charge will be assessed.

The investment restrictions with the GLWB (2012) provide many more choices of investment options for you to allocate your purchase payments and contract value among than the investment restrictions with the GLWB Plus. The investment options with the GLWB (2012) offer the potential for more variability in their returns, either higher or lower, than one would expect for a similar investment option with the GLWB Plus. The investment options with the GLWB Plus seek to moderate overall volatility or hedge against downmarket volatility. Other investment options that are available if you do not select the GLWB Plus may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the limited investment options with the GLWB Plus meet your investment objectives and risk tolerance.

Guaranteed Principal Protection with the GLWB Plus

With the GLWB Plus, we will issue a guaranteed principal protection rider at the time the GLWB Plus rider is issued. Effective March 25, 2013, this guaranteed principal protection rider is not available. With this rider, if you do not make any withdrawals in the first 8 years the rider is in effect and you elect to exercise the benefit, we guarantee that your Contract Value at the end of the eight-year term will not be less than it was at the beginning of the 8-year term. If you elect to exercise the benefit, on the last day of the 8-year term if your “eligible contract value” is less than the guaranteed principal amount, we will add an amount to your Contract Value to increase the eligible contract value to the guaranteed principal amount.

If this rider is added when your contract is issued, your eligible contract value is equal to your initial purchase payment plus any purchase payments you make within the first 6 months after your contract is issued. If this rider is added after the contract is issued, the eligible contract value is equal to your Contract Value on the date the rider is added. Your eligible contract value is adjusted for any gains or losses in your Contract Value due to performance of the investment options you have selected. It is also reduced by the dollar amount of any withdrawals you take and for applicable rider and contract charges.

The guaranteed principal amount is your Contract Value as of the first day of the rider’s term (plus, if the rider is added when the contract is issued, any purchase payments you make in the first 6 months) reduced pro rata for any withdrawals you make during the 8 year term. A pro rata reduction means that a withdrawal will reduce the guaranteed principal amount by the same percentage the withdrawal reduces the eligible contract value. For example, assume (i) your eligible contract value is $200,000; (ii) your guaranteed principal amount is $100,000 and (iii) you take a withdrawal of $50,000. Your eligible contract value would be reduced to $150,000 ($200,000 – $50,000). Your guaranteed principal amount would be reduced by the same percentage (25%) to $75,000.

You must elect to exercise this benefit by providing Notice to us within 30 days of the 8th rider anniversary. If you elect to exercise this benefit, your GLWB Plus rider, any Premium Protection or Premium Protection Plus riders and any deferral credit rider you have will terminate and you will receive no further benefits under those riders.

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There is no charge for this guaranteed principal protection rider in conjunction with the GLWB Plus.

This 8-year guaranteed principal protection rider will terminate when the GLWB Plus rider terminates. Also, this rider will terminate upon (i) the expiration of its 8-year term if it is not elected on, or up to 30 days after, the 8th rider anniversary; (ii) commencement of any annuity option or (iii) the death of the Annuitant, except in the case of Spousal Continuation.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year even if it exceeds your maximum annual withdrawal under the GLWB (2012) or GLWB Plus rider without it affecting your GLWB base. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base. You may withdraw your RMD under the GLWB (2012) or GLWB Plus rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will automatically pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB (2012) or GLWB Plus.

Termination.

The GLWB (2012) and GLWB Plus riders will terminate when the contract is terminated in accordance with its terms (unless otherwise provided in the rider) or if your Contract Value goes to zero because of an excess withdrawal. The rider will terminate if the funds are allocated in a manner that violate the investment restrictions. The GLWB (2012) and GLWB Plus riders will also terminate if you annuitize your contract, or, except in the case of spousal continuation, if the annuitant dies or you transfer or assign your contract or the benefits under the GWLB (2012) or GLWB Plus rider. The GLWB Plus terminates if you have chosen the optional guaranteed principal protection with it and elect to exercise that feature on the 8th rider anniversary. If you have the GLWB (2012) or GLWB Plus, it will continue until it is terminated as described in this section.

Spousal Continuation.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB (2012) or GLWB Plus rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59½ or on or after age 59½ but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die on or after age 59½ and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any Death Benefit Adjustment) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. We will use the surviving spouse’s age to calculate maximum annual withdrawals when, and if, the surviving spouse is eligible to enter the Lifetime Withdrawal Period. (For example, if the surviving spouse is 40, he or she will not be eligible to enter the Lifetime Withdrawal Period until he or she turns 59½.)

Form 8577	59

Guaranteed Lifetime Withdrawal Benefit (Joint Life) (2012) and Guaranteed Lifetime Withdrawal Benefit (Joint Life) Plus

In those states where permitted, we offer a Guaranteed Lifetime Withdrawal Benefit (Joint Life) Plus rider (“Joint GLWB Plus”) at the time the contract is issued. The Guaranteed Lifetime Withdrawal Benefit (Joint Life) (2012) rider (“Joint GLWB (2012)”) is not available for purchase on or after May 1, 2012. The Joint GLWB (2012) and the Joint GLWB Plus differ from the GLWB (2012) and GLWB Plus, respectively, since the surviving spouse continues to receive the same payment the annuitant was receiving before his or her death if he or she was in the Lifetime Withdrawal Period at the time of death, and allowable withdrawals under the rider are calculated based upon the youngest Participating Spouse’s age. Subject to the conditions described, the Joint GLWB (2012) or Joint GLWB Plus rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59½ for the lifetime of you and your spouse. The Joint GLWB (2012) or Joint GLWB Plus rider may help protect you from the risk that you and your spouse might outlive your income. The Joint GLWB (2012) and Joint GLWB Plus differ from electing spousal continuation under the GLWB (2012) and GLWB Plus, respectively, because you have the potential to have a higher GLWB base upon the death of the first spouse, who is also the annuitant, with the Joint GLWB (2012) or Joint GLWB Plus. The Joint GLWB (2012) has a higher charge than the GLWB (2012), and the Joint GLWB Plus has a higher charge than the GLWB Plus.

We may, at our sole option, offer the Joint GLWB Plus rider to existing contracts, in which case it may be added on a contract anniversary. You may not add the rider once either spouse is 86 years old. The Joint GLWB (2012) and the Joint GLWB Plus riders are the same as the GLWB (2012) and GLWB Plus riders, respectively, except as described below.

The Joint GLWB (2012) or Joint GLWB Plus rider is available to two people who are legally married at the time the rider is added. We refer to these people as “Participating Spouses.” A Participating Spouse is one of two people upon whose life and age the benefits under the Joint GWLB (2012) or GLWB Plus rider are based. On the date the rider is added, either (a) the two Participating Spouses must be joint owners and one must be the annuitant or (b) one Participating Spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a Participating Spouse after the rider is added to the contract, and once someone loses his or her status as a Participating Spouse, it cannot be regained. Status as a Participating Spouse will be lost in the following situations:

•  when a Participating Spouse dies;

• when a sole owner Participating Spouse requests that the other Participating Spouse be removed by giving Notice to us;

• if one Participating Spouse is the sole owner and the Participating Spouses divorce, the non-owner spouse will cease to be a Participating Spouse;

• if the Participating Spouses are joint owners and they divorce, the non-annuitant will cease to be a Participating Spouse.

Please note that if one of the spouses ceases to be a Participating Spouse, you will continue to be charged for the Joint GLWB (2012) or Joint GLWB Plus rider.

The maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider without reducing your GLWB base is equal to the maximum annual withdrawal percentage multiplied by the GLWB base. For Joint GLWB Plus riders applied for on or after May 1, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	3.75%
65 to 69	4.00%
70 to 74	4.50%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%

Form 8577	60

For Joint GLWB Plus riders applied for on or after March 25, 2013 and before May 1, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	3.75%
65 to 74	4.00%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%

For Joint GLWB Plus riders applied for on or after August 20, 2012 and before March 25, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	4.50%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%

For Joint GLWB Plus riders applied for on or after May 1, 2012 and before August 20, 2012, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	5.00%
75 to 79	5.50%
80 to 84	6.00%
85+	6.50%

For Joint GLWB Plus riders applied for prior to May 1, 2012, the maximum amount you may withdraw in a contract year under the rider without reducing your GLWB base is equal to the following withdrawal percentages multiplied by the GLWB base:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	4.25%
65 to 74	5.25%
75 to 79	6.00%
80 to 84	6.50%
85+	7.00%

In the future, we may offer Joint GLWB Plus riders that have different maximum annual withdrawal percentages.

Under the Joint GLWB (2012) or Joint GLWB Plus rider, the amount you may withdraw under the rider is based upon the youngest Participating Spouse’s age. Therefore, if the youngest Participating Spouse is younger than 59½ years old, any withdrawals under the contract (including RMDs) will be excess withdrawals under the Joint GLWB (2012) or Joint GLWB Plus rider until the youngest Participating Spouse becomes 59½. Please carefully consider whether the Joint GLWB (2012) or Joint GLWB Plus is appropriate for you if there is a significant difference in age between you and your spouse.

If you have the Joint GLWB (2012) rider, there is an annual charge of 1.35% of the GLWB base. If you choose the Joint GLWB Plus rider, there is an annual charge of 1.35% of the GLWB base (1.25% for riders applied for before May 1, 2013).

Form 8577	61

We may increase the charge for the Joint GLWB (2012) or Joint GLWB Plus rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. The new charge will not be higher than the then current charge for new issues of the rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 2.70% of the GLWB base for the Joint GLWB (2012) and 2.50% of the GLWB base for the Joint GLWB Plus.

The 8-year guaranteed principal protection rider and deferral credit rider are not available for Joint GLWB Plus riders applied for on or after December 3, 2012.

If we are required by state law, we will allow civil union partners to purchase the Joint GLWB (2012) or Joint GLWB Plus rider in certain states and receive the same benefits as a Participating Spouse while both Participating Spouses are living. Please note that because civil union partners are not eligible for spousal continuation under the Code, there may be no benefit to such partners from buying the Joint GLWB (2012) or Joint GLWB Plus rider versus the GLWB (2012) or GLWB Plus rider. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 1-888-925-6446 for more information about whether your state recognizes civil unions.

You will enter the Lifetime Annuity Period when (a) the youngest Participating Spouse is at least 59½ years old, and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest Participating Spouse is 59½ years old, the Lifetime Annuity Period is deferred until the youngest Participating Spouse reaches age 59½. In that scenario, we will make the first payment immediately upon the youngest Participating Spouse reaching age 59½. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the Joint GLWB (2012) or Joint GLWB Plus rider (as based on the youngest Participating Spouse’s age) until the death of the last surviving Participating Spouse.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time.

You should consult with your financial representative to determine which payout option is best for you.

If you are the sole owner and upon your death your surviving Participating Spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your Participating Spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½ and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that since civil union partners are not eligible for spousal continuation under the Code, they are also not eligible for spousal continuation under this rider.

GLWB (2011)

In those states where permitted, we may offer the GLWB (2011) rider when you apply for the contract. In the future we may, at our sole option, offer the GLWB (2011) rider to existing contracts, in which case it may be added on a contract anniversary. You may not purchase the GLWB (2011) rider if you have any rider, other than the annual stepped-up death benefit, Premium Protection death benefit, or Premium Protection Plus death benefit on your contract. You may not purchase this rider once the annuitant is 86 years old.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GLWB (2011) rider, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.

With the GLWB (2011) rider, you may take annual withdrawals regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated at least annually, so the maximum annual withdrawals you may take can change every contract year. Certain of your actions can increase or decrease the GLWB base, which would affect your maximum annual withdrawals. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59½ or taking more than the maximum annual withdrawals.

Form 8577	62

GLWB base.

The initial GLWB base is equal to your initial net purchase payment (excluding any extra credits, if applicable) if the rider is added when the contract is issued. If the rider is added after your contract is issued, the initial GLWB base is equal to your Contract Value when the rider is added. The GLWB base is increased dollar for dollar by purchase payments when made and decreased for “excess withdrawals” as described below. (If you make an additional purchase payment on the day the rider is added, the GLWB base will be increased by the additional purchase payment.) Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value and the Death Benefit under your contract, the optional annual stepped-up death benefit or Premium Protection death benefit rider. We reserve the right to limit or not allow additional purchase payments to contracts with the GLWB (2011).

On each contract anniversary, the GLWB base is reset to the greatest of (a) the GLWB base as of the previous contract anniversary plus subsequent net purchase payments (excluding any extra credits, if applicable), adjusted for any excess withdrawals, (b) the then-current Contract Value (also called the “step-up base”) or (c) the “annual credit base” described below. If we notify you that the charge for the GLWB (2011) will be increased upon a reset to the step-up base, you have a right to opt out of the reset to the step-up base within 30 days after your contract anniversary. See the Charge section below for more information.

The GLWB base is used solely for the purpose of calculating benefits under the GLWB (2011) rider. It does not provide a Contract Value or guarantee performance of any investment option.

Annual credit base.

With the GLWB (2011), there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides for a credit to your GLWB base of 8% simple interest of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. (The 8% simple interest is referred to as an annual credit.) You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If your GLWB base is not set equal to the step-up base, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for the annual credit for the year in which you took the withdrawal.

The annual credit base on a rider anniversary is equal to:

(a) the GLWB base as of the prior contract anniversary, plus

(b)  net purchase payments (excluding any extra credits, if applicable) made during the prior contract year, plus

(c) 8% of the Annual Credit Calculation Base.

The Annual Credit Calculation Base is the amount to which the 8% annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional purchase payments made since the beginning of the annual credit period. If there is an excess withdrawal and the GLWB base after it has been adjusted for the excess withdrawal is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.

Deferral Credit.

If you take no withdrawals in the first ten contract years the GLWB (2011) rider is in effect, we guarantee that your GLWB base on your tenth GLWB (2011) rider anniversary will be at least:

(a)  200% of an amount equal to (i) your initial GLWB base plus (ii) total net subsequent purchase payments made in the first contract year the rider is in effect, plus

(b) any net purchase payments made in the second through tenth years; plus

(c)  any annual credits (as described above in Annual Credit Base) that you may earn on any net purchase payments made in the second through the tenth year.

For example, if your initial purchase payment is $100,000, you make no additional purchase payments and you take no withdrawals, we guarantee your GLWB base on the tenth rider anniversary will be at least $200,000. In this example, if you make an additional purchase payment of $100,000 in year one, we guarantee your GLWB base on the tenth rider anniversary will be at least $400,000. If you also make an additional purchase payment in year three of $50,000, we guarantee your GLWB base on the tenth rider anniversary will be at least $482,000, which is 200% of ($100,000 initial purchase payment + $100,000 additional purchase payment in year one) + $50,000 additional purchase payment in year three + $32,000 (8% annual credits earned on the $50,000 additional purchase payment for years three through ten).

Form 8577	63

Excess withdrawals.

The GLWB base is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under this rider. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under the GLWB (2011) rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal.

For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5%, so your maximum annual withdrawal is $5,000. That means you can withdraw $5,000 without it affecting your GLWB base. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GLWB base remains $100,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, which is $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base. Your GLWB base will be reduced to $98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GLWB base remains $100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GLWB base will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870 ($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.

Because the allowable annual withdrawals under this rider begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal. Since excess withdrawals reduce your GLWB base by the greater of pro-rata or the dollar amount of the excess withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.

Maximum Annual Withdrawals.

The maximum amount you may annually withdraw under the GLWB (2011) rider without reducing your GLWB base is based upon the annuitant’s age when withdrawals begin and is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4%
65 to 74	5%
75 to 79	5.5%
80 to 84	6%
85+	6.5%

After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase, based on the annuitant’s then current age, on any contract anniversary on which the GLWB base has been increased to the step-up base as described above. You may opt out of a reset to the step-up base and avoid an increase in the rider’s charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age.

Any withdrawal you take before the annuitant is 59½ is an excess withdrawal and reduces the GLWB base by the greater of pro-rata or the dollar amount of the excess withdrawal. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59½.

You may withdraw the maximum annual withdrawal amount under the GLWB (2011) rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.

Please note that if you have the annual stepped-up death benefit, any withdrawals you take under the GLWB (2011) (including maximum annual withdrawals) reduce the death benefit pro-rata. Therefore, you should carefully consider whether the annual stepped-up death benefit is appropriate for you.

Form 8577	64

Example.

The following provides an example of how the annual credit base and withdrawals work. Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB (2011) rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and therefore your GLWB base, at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040 ($179,000 — $10,960). Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 x (1 — $39,040/$168,040). Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base, at the end of the year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

Form 8577	65

Lifetime Annuity Period.

During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the GLWB (2011) rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, except as expressly stated in the Premium Protection death benefit rider or the Premium Protection Plus death benefit rider, the contract will only provide the benefits under the GLWB (2011) rider.

You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59½ years old and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday.

When you enter the Lifetime Annuity Period, we will immediately make a payment to you equal to the excess, if any, of your maximum annual withdrawal over the total withdrawals you have taken during that contract year. If you were taking systematic withdrawals, your payments will continue until you have reached your maximum annual withdrawal for the contract year. Then, you will begin receiving a lifetime annuity on the first day of the month following the contract anniversary in the Lifetime Annuity Period.

If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59½ years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59½. In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on Contract Value. If a decline in market value and the then allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left based upon the non-excess portion of your requested withdrawal. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period and your rider will terminate.

For example, assume your allowable withdrawal is $5,000, your Contract Value is $5,500 and you request a withdrawal of $6,000. Further assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period and receive monthly payments equal to one-twelfth of your current maximum annual withdrawal.

Now assume your allowable withdrawal is $5,000, your Contract Value is $6,000 and you request a withdrawal of $6,000. Also assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000 — $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500. Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500. The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period. You should carefully consider any withdrawal that may totally deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you.

With the GLWB (2011) rider, we will delay the annuity payout date under your contract to the contract anniversary immediately following the annuitant’s 95th birthday. This does not affect the termination of, or extend, any Death Benefit under the contract or other rider unless expressly stated in the rider. In lieu of the benefits under the GLWB (2011) rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time. We will notify you at least 90 days in advance of your annuitization. At that time you may ask us what other options are available to you.

If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate fixed annuity options that we might have generally available for sale at that time. It is possible that one of those alternative fixed annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate fixed annuity option you choose.

You should consult with your registered representative to determine which payout option is best for you.

Charge.

If you choose the GLWB (2011) rider, there is an annual charge of 0.95% of the GLWB base. The charge for the GLWB (2011) rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB (2011) rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. That means if your GLWB base is never increased to the step-up base, we will not increase your charge. The new charge will not be higher than the then current charge for new issues of this rider or if we

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are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 2.00% of the GLWB base.

You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.

We reserve the right to lower the charge for the GLWB (2011) rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for the GLWB rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated because you violate the investment restrictions, or (iv) you annuitize your contract.

Investment Restrictions.

In order to have the GLWB (2011) rider, you must allocate your purchase payments and Contract Value (a) to one of Asset Allocation Models 2, 3, or 4 or the Managed Volatility Model or (b) in accordance with the Fund Category requirements described in “Investments Restrictions for Certain Optional Riders.” You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. The GLWB (2011) rider will be terminated if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.” If the rider is so terminated, a prorated annual rider charge will be assessed.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year even if it exceeds your maximum annual withdrawal under the GLWB (2011) rider without it affecting your GLWB base. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You may elect RMD treatment on or after January 1 of the first calendar year after your contract was issued by providing Notice to us. You will not receive RMD treatment without providing Notice to us. You may take your RMD payments on a non-systematic basis or you may elect to receive monthly payments. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes RMD treatment, any withdrawal that exceeds the maximum annual withdrawal will be an excess withdrawal. If your spouse revokes RMD treatment, he or she may elect RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for RMD treatment and does not revoke RMD treatment, he or she will continue to receive RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB (2011).

Termination.

The GLWB (2011) rider will terminate when the contract is terminated in accordance with its terms (unless otherwise provided in this rider) or if your Contract Value goes to zero because of an excess withdrawal. The rider will terminate if the funds are allocated in a manner that violate the investment restrictions. The GLWB (2011) rider will also terminate if you annuitize your contract, or, except in the case of spousal continuation, if the annuitant dies or you transfer or assign your contract or the benefits under the GWLB rider. If you choose the GLWB (2011), it will continue until it is terminated as described in this section.

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Spousal Continuation.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB (2011) rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59½ or after age 59½ but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die after age 59½ and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any Death Benefit Adjustment) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. We will use the surviving spouse’s age to calculate maximum annual withdrawals when, and if, the surviving spouse is eligible to enter the Lifetime Withdrawal Period. (For example, if the surviving spouse is 40, he or she will not be eligible to enter the Lifetime Withdrawal Period until he or she turns 59½.)

Guaranteed Lifetime Withdrawal Benefit (Joint Life) (2011)

In those states where permitted, we may offer a Guaranteed Lifetime Withdrawal Benefit rider (Joint Life) (“Joint GLWB (2011)”) at the time the contract is issued. The Joint GLWB (2011) differs from the GLWB (2011) since the surviving spouse continues to receive the same payment the annuitant was receiving before his or her death if he or she was in Lifetime Withdrawal Period at the time of death, and allowable withdrawals under the rider are calculated based upon the youngest Participating Spouse’s age. Subject to the conditions described, the Joint GLWB (2011) rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59½ for the lifetime of you and your spouse. The Joint GLWB (2011) rider may help protect you from the risk that you and your spouse might outlive your income. The Joint GLWB (2011) differs from electing spousal continuation under the GLWB (2011) because you have the potential to have a higher GLWB base upon the death of the first spouse, who is also the annuitant, with the Joint GLWB (2011). The Joint GLWB (2011) has a higher charge than the GLWB (2011).

We may, at our sole option, offer the Joint GLWB (2011) rider to existing contracts, in which case it may be added on a contract anniversary. You may not add this rider once either spouse is 86 years old. The Joint GLWB (2011) rider is the same as the GLWB (2011) rider except as described below.

The Joint GLWB (2011) rider is available to two people who are legally married at the time the rider is added. We refer to these people as “Participating Spouses.” A Participating Spouse is one of two people upon whose life and age the benefits under the Joint GWLB rider are based. On the date the rider is added, either (a) the two Participating Spouses must be joint owners and one must be the annuitant or (b) one Participating Spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a Participating Spouse after the rider is added to the contract, and once someone loses his or her status as a Participating Spouse, it cannot be regained. Status as a Participating Spouse will be lost in the following situations:

•  when a Participating Spouse dies;

• when a sole owner Participating Spouse requests that the other Participating Spouse be removed by giving Notice to us;

• if one Participating Spouse is the sole owner and the Participating Spouses divorce, the non-owner spouse will cease to be a Participating Spouse;

• if the Participating Spouses are joint owners and they divorce, the non-annuitant will cease to be a Participating Spouse.

Please note that if one of the spouses ceases to be a Participating Spouse, you will still be charged for the Joint GLWB (2011) rider.

Under the Joint GLWB (2011) rider, the amount you may withdraw under the rider is based upon the youngest Participating Spouse’s age. Therefore, if the youngest Participating Spouse is younger than 59½ years old, any withdrawals under the contract (including RMDs) will be excess withdrawals under the Joint GLWB (2011) rider until the youngest Participating Spouse becomes 59½. Please carefully consider whether the Joint GLWB (2011) is appropriate for you if there is a significant difference in age between you and your spouse.

If you choose the Joint GLWB (2011) rider, there is an annual charge of 1.20% of the GLWB base. We may increase the charge for the Joint GLWB (2011) rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. The new charge will not be higher than the then current charge for new issues of the rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 2.40% of the GLWB base.

If we are required by state law, we will allow civil union partners to purchase the Joint GLWB (2011) rider in certain states and receive the same benefits as a Participating Spouse while both Participating Spouses are living. Please note that because

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civil union partners are not eligible for spousal continuation under the Code, there may be no benefit to such partners from buying the Joint GLWB (2011) rider versus the GLWB (2011) rider. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 1-888-925-6446 for more information about whether your state recognizes civil unions.

You will enter the Lifetime Annuity Period when (a) the youngest Participating Spouse is at least 59½ years old, and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest Participating Spouse is 59½ years old, the Lifetime Annuity Period is deferred until the youngest Participating Spouse reaches age 59½. In that scenario, we will make the first payment immediately upon the youngest Participating Spouse reaching age 59½. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the Joint GLWB (2011) rider (as based on the youngest Participating Spouse’s age) for the lifetime of the annuitant.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time.

You should consult with your financial representative to determine which payout option is best for you.

If you are the sole owner and your surviving Participating Spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your Participating Spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½ and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that since civil union partners are not eligible for spousal continuation under the Code, they are also not eligible for spousal continuation under this rider.

Other GLWB Versions

In those states where permitted, we may offer an earlier version of the GLWB rider when you apply for the contract. If you choose the GLWB rider, you may not have any other rider available under this contract except for the annual stepped-up death benefit. In the future we may, at our sole option, offer the GLWB rider to existing contracts, in which case it may be added on a contract anniversary. You may not purchase the GLWB rider if you have any rider, other than the annual stepped-up death benefit, on your contract. If the GLWB (2011) rider is available, you may not purchase the GLWB rider. You may not purchase this rider once the annuitant is 86 years old.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GLWB riders, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

With the GLWB rider, you may take annual withdrawals regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated annually, so the amount you may withdraw can change every year. Certain of your actions can increase or decrease the GLWB base, which would affect the annual amount you may withdraw. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59½ or taking more than the maximum annual withdrawals.

GLWB base.

The initial GLWB base is equal to your initial purchase payment if the rider is added at issue. The GLWB base is increased dollar for dollar by purchase payments when made and decreased pro-rata for “excess withdrawals” as described below. Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value and possibly the Death Benefit.

On each contract anniversary, the GLWB base is reset to the greater of (a) the GLWB base as of the previous anniversary plus subsequent purchase payments, adjusted for any excess withdrawals, (b) the then-current Contract Value (also called the “step-up base”) or (c) the “annual credit base” described below.

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If you take no withdrawals in the first ten contract years the GLWB rider is in effect, we guarantee that your GLWB base on your tenth GLWB rider anniversary will be at least:

(a)  200% of an amount equal to your initial GLWB base plus total subsequent purchase payments made in the first contract year the rider is in effect, plus

(b)  any purchase payments made in the second through tenth years.

For example, if your initial purchase payment is $100,000, you make no additional purchase payments and you take no withdrawals, we guarantee your GLWB base on the tenth rider anniversary will be at least $200,000. In this example, if you make an additional purchase payment of $100,000 in year one, we guarantee your GLWB base on the tenth rider anniversary will be at least $400,000. If you also make an additional purchase payment in year three of $50,000, we guarantee your GLWB base on the tenth rider anniversary will be at least $450,000, which is 200% of ($100,000 initial purchase payment + $100,000 additional purchase payment in year one) + $50,000 additional purchase payment in year three.

The GLWB base is used solely for the purpose of calculating benefits under the GLWB rider. It does not provide a Contract Value or guarantee performance of any investment option.

Annual credit base.

With the GLWB, there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides for a credit to your GLWB base of 8% simple interest of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If your GLWB base is not set equal to the step-up base, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for the annual credit for the year in which you took the withdrawal.

The annual credit base at the end of the contract year is equal to:

(a)  the GLWB base as of the prior contract anniversary, plus

(b)  purchase payments made during the current contract year, plus

(c)  8% of the Annual Credit Calculation Base.

The Annual Credit Calculation Base is the amount to which the 8% annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional purchase payments made since the beginning of the annual credit period. If there is an excess withdrawal and the GLWB base after it has been adjusted for the excess withdrawal is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.

Excess withdrawals.

The GLWB base is reduced pro-rata by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under this rider. For example, assume you may withdraw $5,000 annually under the GLWB rider and in one contract year you withdraw $6,000. $1,000 would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the same percentage the excess withdrawal reduces your Contract Value.

For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5%, so your maximum annual withdrawal is $5,000. That means you can withdraw $5,000 without it affecting your GLWB base. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal that is allowed, $5,000. Your GLWB base remains $100,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base pro rata. Your GLWB base will be reduced to $98,824, i.e. $100,000 — ([$1,000/$85,000] x $100,000) and your Contract Value is $84,000.

Because the allowable annual withdrawals under this rider begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal. Since excess withdrawals reduce your GLWB base pro-rata, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.

Maximum Annual Withdrawals.

The amount you may annually withdraw under the GLWB rider is based upon the annuitant’s age when withdrawals begin and is equal to the following withdrawal percentages multiplied by the “GLWB base”:

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Annuitant’s Age	Maximum Annual Withdrawal %
59 ½ to 64	4%
65 to 79	5%
80+	6%

After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase based on the annuitant’s then current age on a contract anniversary when the GLWB base has been increased to the step-up base as described above. Any withdrawal you take before the annuitant is 59½ is an excess withdrawal and reduces the GLWB base pro-rata. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59½.

You may withdraw the maximum annual withdrawal amount under the GLWB (2011) rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.

Example.

The following provides an example of how the annual credit base and withdrawals work. Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in year one or two and the market was flat, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base and GLWB base are $108,000 after year one.

Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and therefore your GLWB base, after year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $1,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040. Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 – [($39,040/$168,040) x $219,200]. Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

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In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base, after year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base after year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

Lifetime Annuity Period.

You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59½ years old and (b) (i) your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) your contract reaches the annuity payout date. If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59½ years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59 ½. In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on Contract Value. If a decline in market value and the then allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period.

For example, assume your allowable withdrawal is $5,000, your Contract Value is $5,500 and you request a withdrawal of $6,000. Further assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period.

Now assume your allowable withdrawal is $5,000, your Contract Value is $6,000 and you request a withdrawal of $6,000. Also assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000 — $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500. Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500. The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period. You should carefully consider any withdrawal that may deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you.

During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the GLWB rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, the contract will only provide the benefits under the GLWB rider.

In lieu of this annual payout for the lifetime of the annuitant, you may elect to receive an age-based lump sum or an underwritten lump sum settlement option. Under the age-based lump sum settlement option, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the GLWB rider multiplied by the multiplier specified below:

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Annuitant’s Age Nearest Birthday	Multiplier
60-64	6.7
65-69	5.7
70-74	4.7
75-79	3.7
80-84	2.7
85-89	2.0
90+	1.4

You may elect the underwritten lump sum settlement option if a licensed physician attests that the annuitant is in good health and has a life expectancy that is in line with that of the average purchaser of annuity products at that age. The amount you may receive under this option will be determined based on age and sex, taking into account health information on the annuitant.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate annuity we offer based upon your Contract Value at that time.

Whether you should elect the lifetime annuity payout option or the lump sum settlement option depends upon your personal circumstances and risk tolerance. The lifetime annuity payout option provides a guaranteed stream of payments over the remainder of your life and, as such, protects you against the risk that you could outlive your available income. However, if you elect the lifetime annuity payout option, you will not have the ability to receive any payment from your annuity other than the income stream provided by the lifetime annuity payout option. In contrast, if you elect the lump sum settlement option, you will have access immediately to the proceeds to invest, save or spend as you choose, but you will have no guarantee of future payments. In that case, you assume the risk that you might outlive your available funds and have no proceeds or stream of income available from this annuity in the future.

If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate annuity options under the contract or that we might have generally available for sale at that time. It is possible that one of those alternative annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate annuity option you choose. We will not assess a surrender charge if you choose an alternative annuity option if one of the following is true:

(1)  If the withdrawal for the alternative annuity option is before the end of the second contract year, the annuity income must be payable for the lifetime of the annuitant and joint annuitant, if any;

(2)  If the withdrawal for the alternative annuity option is during the third through fifth contract years, the annuity income must be payable over a period of not less than ten years or payable over the lifetime of the annuitant and joint annuitant, if any; or

(3)  If the withdrawal for the alternative annuity option is after the fifth contract year, the annuity income must be payable over a period of not less than five years or payable over the lifetime of the annuitant and joint annuitant, if any.

If you elect the lump sum payment option and you are in good health, you may wish to consider the underwritten lump sum settlement option. The underwritten lump sum settlement option is a benefit for you if your health is materially better than an average person your age. If you request the underwritten lump sum settlement option and we determine that your health is materially better than the average person your age, we may pay you a higher lump sum amount than you would have otherwise received under the appropriate table in your rider. Keep in mind that if you request an underwritten lump sum settlement, we have the right to gather whatever medical information we determine that we need to assess your health.

You should consult with your financial representative to determine which payout option is best for you.

Charge.

If you choose the GLWB rider, there is an annual charge of 0.95% of the GLWB base. The charge for the GLWB rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB rider on any contract anniversary that your GLWB base is reset to the step-up base once the surrender charge period ends for your contract. That means if your GLWB base is never increased to the step-up base, we will not increase your charge. The new charge will not be higher than the then current charge for new issues of this rider, and we guarantee that it will not exceed 2.00% of the GLWB base.

You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases

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in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.

Death Benefit.

The GLWB rider provides for a death benefit upon the death of the annuitant. If the rider is added at issue, the initial GLWB death benefit is equal to your initial purchase payment. If we allow you to add the rider on a subsequent contract anniversary, the initial GLWB death benefit will be equal to the then current Contract Value. The GLWB death benefit is increased for additional purchase payments and decreased dollar for dollar by withdrawals up to your maximum annual withdrawal amounts. Any excess withdrawals will decrease the GLWB death benefit pro-rata. Because this death benefit is determined by your purchase payments and is reduced by withdrawals, if your total withdrawals over the life of the contract exceed your purchase payments, you will not have any death benefit under this rider. The GLWB death benefit is no longer in effect if you choose a lump sum settlement option in lieu of annual payments upon entering the Lifetime Annuity Period or if you elect to annuitize based upon your Contract Value.

The death benefit is used to calculate the death benefit adjustment which affects the amount of proceeds received by the beneficiary. Please see the “Death Benefit” section earlier in this prospectus for more details.

Investment Restrictions.

In order to have the GLWB rider, you must allocate your purchase payments and Contract Value (a) to one of Asset Allocation Models 2, 3, or 4 or the Managed Volatility Model or (b) in accordance with the Fund Category requirements described in “Investments Restrictions for Certain Optional Riders.” You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. The GLWB rider will be cancelled if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.” If the rider is so terminated, a prorated annual rider charge will be assessed.

Required Minimum Distributions.

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) even if it exceeds your maximum annual withdrawal under the GLWB rider without it affecting your GLWB base. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base pro-rata. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB.

Termination.

If you choose the GLWB rider, you cannot later discontinue it unless we otherwise agree. The GLWB rider will terminate if your Contract Value goes to zero because of an excess withdrawal. The GLWB rider will also terminate if you annuitize your contract or if the annuitant dies, except in the case of spousal continuation.

Spousal Continuation.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59½ or after age 59½ but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die after age 59½ and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any death benefit adjustments) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. The death benefit under this rider will be reset to the current Contract Value (after applying any death benefit adjustment) if that amount is greater than the then current death benefit under this rider.

Guaranteed Lifetime Withdrawal Benefit (Joint Life)

In those states where permitted, we may offer a guaranteed lifetime withdrawal benefit rider (joint life) (“Joint GLWB”) at the time the contract is issued. Subject to the conditions described, the Joint GLWB rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59½, for the lifetime of you and your spouse. The Joint GLWB rider may help protect you from the risk that you and your spouse might outlive your

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income. The Joint GLWB differs from electing spousal continuation under the GLWB because you have the potential to have a higher GLWB base upon the death of the first spouse with the Joint GLWB. The Joint GLWB has a higher charge than the GLWB.

We may, at our sole option, offer the Joint GLWB rider to existing contracts, in which case it may be added on a contract anniversary. You may not add this rider once either spouse is 86 years old. The Joint GLWB rider is the same as the GLWB rider except as described below.

The Joint GLWB rider is available to two people who are legally married at the time the rider is added. We refer to these people as “participating spouses.” A participating spouse is one of two people upon whose life and age the benefits under the Joint GWLB rider are based. On the date the rider is added, either (a) the two participating spouses must be joint owners and one must be the annuitant or (b) one participating spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a participating spouse after the rider is added to the contract, and once someone loses his or her status as a participating spouse, it cannot be regained. Status as a participating spouse will be lost in the following situations:

•  when a participating spouse dies;

• when a sole owner participating spouse requests that the other participating spouse be removed;

• if one participating spouse is the sole owner and the participating spouses divorce, the non-owner spouse will cease to be a participating spouse;

• if the participating spouses are joint owners and they divorce, the non-annuitant will cease to be a participating spouse.

Please note that if one of the spouses ceases to be a participating spouse, you will still be charged for the Joint GLWB rider.

Under the Joint GLWB rider, the amount you may withdraw under the rider is based upon the youngest participating spouse’s age. Therefore, if the youngest participating spouse is younger than 59½ years old, any withdrawals under the contract will be excess withdrawals under the Joint GLWB rider until the youngest participating spouse becomes 59½.

If you choose the Joint GLWB rider, there is an annual charge of 1.05% of the GLWB base. We may increase the charge for the Joint GLWB rider on any contract anniversary that your GLWB base is reset to the step-up base once the surrender charge period ends for your contract. The new charge will not be higher than the then current charge for new issues of the rider, and we guarantee that the charge will not exceed 2.00% of the GLWB base.

If required by state law, we will allow civil union partners to purchase the Joint GLWB rider in certain states and receive the same benefits as a participating spouse while both participating spouses are living. Please note that because civil union partners are not eligible for spousal continuation under the Code, there may be adverse tax consequences with withdrawals and other transactions upon the death of the first partner. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 1-888-925-6446 for more information about whether your state recognizes civil unions.

You will enter the Lifetime Annuity Period when (a) the youngest participating spouse is at least 59½ years old, and (b) (i) your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) your contract reaches the annuity payout date. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest participating spouse is 59½ years old, the Lifetime Annuity Period is deferred until the youngest participating spouse reaches age 59½. In that scenario, we will make the first payment immediately upon the youngest participating spouse reaching age 59½. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the Joint GLWB rider (as based on the youngest participating spouse’s age) for the lifetime of the annuitant.

In lieu of this annual payout for the lifetime of the annuitant, you may elect to receive an age-based lump sum or an underwritten lump sum settlement option. Under the age-based lump sum settlement option if there is only one surviving participating spouse, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the Joint GLWB rider multiplied by the multiplier specified below:

Participating Spouse’s Age Nearest Birthday	Multiplier
60-64	6.7
65-69	5.7
70-74	4.7
75-79	3.7
80-84	2.7
85-89	2.0
90+	1.4

Form 8577	75

Under the age-based lump sum settlement option if there are two surviving participating spouses, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the Joint GLWB rider multiplied by the multiplier specified below, based on the youngest participating spouse:

Youngest Participating Spouse’s Age Nearest Birthday	Multiplier
60-64	8.4
65-69	7.5
70-74	6.5
75-79	5.2
80-84	4.0
85-89	2.9
90+	2.0

You may elect the underwritten lump sum settlement option if a licensed physician attests that the youngest participating spouse is in good health and has a life expectancy that is in line with that of the average purchaser of annuity products at that age. The amount you may receive under this option will be determined based on age and sex, taking into account health information on the youngest participating spouse.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate annuity we offer based upon your Contract Value at that time.

You should consult with your financial representative to determine which payout option is best for you.

If you are the sole owner and your surviving participating spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your participating spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that civil union partners are not eligible for spousal continuation under the Code.

The death benefit under the Joint GLWB rider ceases after the death benefit adjustment, if any, for the second participating spouse.

Summary of Optional Living Benefit Riders.

The following is a summary of the currently available optional living benefit riders. For complete details on the riders, see the individual descriptions above. See Appendix D for a description of the optional living benefit riders that we offered in the past.

Optional Rider	Features	Who may want to consider the Rider	Charge
GPP (2012) rider

• Guarantees return of principal without annuitization on the 10th rider anniversary if you take no withdrawals.

• If, at the end of the rider’s ten-year term, the eligible Contract Value is less than the guaranteed principal amount, the difference will be added to the contract.

• The guaranteed principal amount is adjusted pro-rata for any withdrawals.

• Investment restrictions (fewer investment options available).

• Cannot purchase once the annuitant is 80.

		Those who are afraid of market risk and want to invest without fear of losing their original principal.	0.90% (maximum) 0.45% (current)

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GLWB Preferred I.S.

• Provides guaranteed withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant.

• Excess withdrawals reduce the GLWB base by the greater of a pro-rata reduction or the dollar amount of the withdrawal.

• GLWB base steps-up to current Contract Value each contract anniversary, if higher.

• 7% annual credit to the GLWB base for each of the first fifteen years if you take no withdrawals.

• Withdrawal percentages guaranteed not to decrease until the later of the 15th rider anniversary or the date the Contract Value is reduced to zero, other than by an excess withdrawal.

• Lifetime annuity amount determined by formula utilizing an average 10-year U.S. Treasury Rate.

• Investment restrictions (fewer available investment options).

• Cannot purchase before the annuitant is 50 or once the annuitant is 86.

	Those who want to protect their retirement income but still desire market exposure and want to protect against the risk of outliving their income for a single life.	2.00% (maximum) 1.00% (current)
Joint GLWB Preferred I.S.

• Like the GLWB Preferred I.S. except that it provides guaranteed withdrawals in a contract year beginning when the youngest spouse is 59½ for the lifetime of the annuitant and the surviving spouse.

• Available to two people who are legally married at the time the rider is issued.

• Spousal continuation provides for a higher potential GLWB base upon the death of the first spouse.

• Investment restrictions (fewer available investment options).

• Cannot purchase if either spouse is younger than 50 or once either spouse is 86.

	Those who want to protect their retirement income but still desire market exposure and want to protect against the risk of outliving their income for both spouses.	2.50% (maximum) 1.30% (current)

Form 8577	77

GLWB Plus

• Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant.

• Excess withdrawals reduce the GLWB base by the greater of a pro-rata reduction or the dollar amount of the withdrawal.

• GLWB base steps-up to current Contract Value each contract anniversary, if higher.

• 6% annual credit to the GLWB base for each of the first ten years if you take no withdrawals.

• Investment restrictions (fewer available investment options).

• Cannot purchase once the annuitant is 86.

	Those who want to protect their retirement income but still desire market exposure and want to protect against the risk of outliving their income for a single life.	2.00% (maximum) 1.05% (current)
Joint GLWB Plus

• Like the GLWB Plus except that it provides a guaranteed level of withdrawals in a contract year beginning when the youngest spouse is 59½ for the lifetime of the annuitant and the surviving spouse.

• Available to two people who are legally married at the time the rider is issued.

• Spousal continuation provides for a higher potential GLWB base upon the death of the first spouse.

• Investment restrictions (fewer available investment options).

• Cannot purchase once either spouse is 86.

	Those who want to protect their retirement income but still desire market exposure and want to protect against the risk of outliving their income for both spouses.	2.50% (maximum) 1.35% (current)

Other Contract Provisions

Assignment

Amounts payable in settlement of a contract may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to anyone other than us. We may require that any assignee or owner have an insurable interest in the life of the annuitant. To the extent permitted by law, such amounts are not subject to any legal process to pay any claims against an annuitant before annuity payments begin. The owner of a tax-qualified contract may not, but the owner of a non-tax-qualified contract may, collaterally assign the contract before the annuity payout date. Ownership of a tax-qualified contract may not be transferred except to:

• the annuitant,

• a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code,

• the employer of the annuitant provided that the contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the annuitant, or

• as otherwise permitted by laws and regulations governing plans for which the contract may be issued.

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Reports and Confirmations

Before the annuity payout date, we will send you quarterly statements showing the number of units credited to the contract by Fund and the value of each unit as of the end of the last quarter. In addition, as long as the contract remains in effect, we will forward any periodic Fund reports.

We will send you a written confirmation of your purchase payments, transfers and withdrawals. For regularly recurring transactions, such as dollar cost averaging and payroll deduction programs, we may confirm the transactions in a quarterly report. Review your statements and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.

Substitution for Fund Shares

If investment in a Fund is no longer possible or we believe it is inappropriate to the purposes of the contract, we may substitute one or more other funds. Substitution may be made as to both existing investments and the investment of future purchase payments. However, no substitution will be made until we receive any necessary approval of the Securities and Exchange Commission. We may also add other Funds as eligible investments of VAA.

Contract Owner Inquiries

Direct any questions to Ohio National Life, Variable Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone 1-888-925-6446 (8:30 a.m. to 4:30 p.m., Eastern time).

Performance Data

We may advertise performance data for the various Funds showing the percentage change in unit values based on the performance of the applicable Fund over a period of time (usually a calendar year). We determine the percentage change by dividing the increase (or decrease) in value for the unit by the unit value at the beginning of the period. This percent reflects the deduction of any asset-based contract charge but does not reflect the deduction of any applicable contract administration charge or surrender charge. The deduction of a contract administration charge or surrender charge would reduce any percentage increase or make greater any percentage decrease.

Advertising may also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures reflect the deduction of applicable contract administration charges and surrender charges as well as applicable asset-based charges.

We may also distribute sales literature comparing separate account performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor’s 500 Stock Index, IBC’s Money Fund Reports, Lehman Brothers Bond Indices, the Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts or mutual funds with investment objectives similar to those of the Funds.

Federal Tax Status

The following discussion of federal income tax treatment of amounts received under a variable annuity contract does not cover all situations or issues. It is not intended as tax advice. Consult a qualified tax adviser to apply the law to your circumstances. Tax laws can change, even for contracts that have already been issued. Tax law revisions, with unfavorable consequences, could have retroactive effect on previously issued contracts or on later voluntary transactions in previously issued contracts.

We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the “Code”). Since the operations of VAA are a part of, and are taxed with, our operations, VAA is not separately taxed as a “regulated investment company” under Subchapter M of the Code.

The contracts are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the Contract Value is not taxable to you as the owner or annuitant until you receive it, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. (As of the date of this prospectus, proposals to modify taxation of annuities may be under consideration by the federal government.) The owner of a non-tax qualified contract must be a natural person for this purpose. With certain exceptions, where the owner of a non-tax qualified contract is a non-natural person (corporation, partnership or trust) any increase in the accumulation value of the contract attributable to purchase payments made after February 28, 1986 will be treated as ordinary income received or accrued by the contract owner during the current tax year.

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The income and gains within an annuity contract are generally tax deferred. Within a tax-qualified plan, the plan itself provides tax deferral. Therefore, the tax-deferred treatment otherwise available to an annuity contract is not a factor to consider when purchasing an annuity within a tax-qualified plan or arrangement.

The law does not now provide for payment of federal income tax on dividend income or capital gains distributions from Fund shares held in VAA or upon capital gains realized by VAA on redemption of Fund shares. When a non-tax-qualified contract is issued in connection with a deferred compensation plan or arrangement, all rights, discretions and powers relative to the contract are vested in the employer and you must look only to your employer for the payment of deferred compensation benefits. Generally, in that case, an annuitant will have no “investment in the contract” and amounts received by you from your employer under a deferred compensation arrangement will be taxable in full as ordinary income in the years you receive the payments.

When annuity payments begin, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if you have neither paid any portion of the purchase payments nor previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been paid from or included in your taxable income, this aggregate amount will be considered your “investment in the contract.” You will be entitled to exclude from your taxable income a portion of each annuity payment equal to your “investment in the contract” divided by the period of expected annuity payments, determined by your life expectancy and the form of annuity benefit. Once you recover your “investment in the contract,” all further annuity payments will be included in your taxable income.

A withdrawal of contract values is taxable as ordinary income in the year received to the extent that the accumulated value of the contract immediately before the payment exceeds the “investment in the contract.” If you elect to withdraw any portion of your accumulated value in lieu of receiving annuity payments, that withdrawal is treated as a distribution of earnings first and only second as a recovery of your “investment in the contract.” Any part of the value of the contract that you assign or pledge to secure a loan will be taxed as if it had been a withdrawal and may be subject to a penalty tax.

There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is:

• received on or after the taxpayer reaches age 59 ½;

• made to a beneficiary on or after the death of the annuitant;

•  attributable to the taxpayer’s becoming disabled;

• made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);

•  from a contract that is a qualified funding asset for purposes of a structured settlement;

•  made under an annuity contract that is purchased with a single premium and with an annuity payout date not later than a year from the purchase of the annuity;

• incident to divorce, or

• taken from an IRA for a qualified first-time home purchase (up to $10,000) or qualified education expenses.

Any taxable amount you withdraw from an annuity contract is automatically subject to 10% withholding unless you elect not to have withholding apply. If you elect not to have withholding apply to an early withdrawal or if an insufficient amount is withheld, you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are not sufficient. If you fail to provide your taxpayer identification number, any payments under the contract will automatically be subject to withholding. The Code requires 20% withholding for distributions from contracts owned by tax qualified plans.

Tax-Deferred Annuities

Under the provisions of Section 403(b) of the Code, employees may exclude from their gross income purchase payments made for annuity contracts purchased for them by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code. You may make this exclusion to the extent that the aggregate purchase payments plus any other amounts contributed to purchase the contract and toward benefits under qualified retirement plans do not exceed certain limits in the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts you receive under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing “investment in the contract.” Under certain circumstances, amounts you receive may be used to make a “tax-free rollover” into one of the types of individual retirement arrangements permitted under the Code. Amounts you receive that

Form 8577	80

are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless you directly roll over such amounts from the tax-deferred annuity to the individual retirement arrangement.

With respect to earnings accrued and purchase payments made after December 31, 1988, for a contract set up under Section 403(b) of the Code, distributions may be paid only when the employee:

• attains age 59 ½,

• separates from the employer’s service,

• dies,

• becomes disabled as defined in the Code, or

• incurs a financial hardship as defined in the Code.

In the case of hardship, cash distributions may not exceed the amount of your purchase payments. These restrictions do not affect your right to transfer investments among the Funds and do not limit the availability of transfers between tax-deferred annuities.

Qualified Pension or Profit-Sharing Plans

Under present law, purchase payments made by an employer or trustee, for a plan or trust qualified under Section 401(a) or 403 of the Code, are generally excludable from the employee’s gross income. Any purchase payments made by the employee, or which are considered taxable income to the employee in the year such payments are made, constitute an “investment in the contract” under Section 72 of the Code for the employee’s annuity benefits. Salary reduction payments to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from the employee’s gross income up to certain limits in the Code, and therefore are not considered “investment in the contract”.

The Code requires plans to prohibit any distribution to a plan participant prior to age 59 ½, except in the event of death, total disability, financial hardship or separation from service (special rules apply for plan terminations). Distributions generally must begin no later than April 1 of the calendar year following the year in which the participant reaches age 70 ½. Premature distribution of benefits or contributions in excess of those permitted by the Code may result in certain penalties under the Code. (Special tax treatment, including capital gain treatment and 5-year forward averaging, may be available to those born before 1936). If you receive such a distribution you may be able to make a “tax-free rollover” of the distribution less your “investment in the contract” into another qualified plan in which you are a participant or into one of the types of individual retirement arrangements permitted under the Code. Your surviving spouse receiving such a distribution may be able to make a tax-free rollover to one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.

Withholding on Annuity Payments

Distributions from tax-deferred annuities (i.e. 403b plans) or qualified pension and profit sharing plans that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless such amounts are directly rolled over to an individual retirement arrangement or another qualified plan. Federal income tax withholding is required on annuity payments. However, recipients of annuity payments are allowed to elect not to have the tax withheld. This election may be revoked at any time and withholding would begin after that. If you do not give us your taxpayer identification number, any payments under the contract will automatically be subject to withholding.

Individual Retirement Annuities (IRAs)

See IRA Disclosure Statement (Appendix A), following.

Form 8577	81

Appendix A

IRA Disclosure Statement

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEPP-IRA) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

Free Look Period

The annuity contract offered by this prospectus gives you the opportunity to revoke the contract for a full refund within 10 days after you receive it (or a longer period as may be required by your state law) and for IRAs, get a refund of the greater of your purchase payments or the current Contract Value if you exercise your free look. Any purchase payments in these states to be allocated to variable Funds may first be allocated to the Money Market Portfolio until the end of the free look period. If you are a California resident 60 years old or older and at the time you apply for your contract you elect to receive a return of your purchase payments if you exercise your free look, any purchase payments to be allocated to variable Funds will first be allocated to the Money Market Portfolio until the end of the free look period. We deem you to receive the contract and the free look period to begin five days after we mail your contract to you. This is a more liberal provision than is required in connection with IRAs. To exercise this “free-look” provision, you must return the contract to us within the free look period. We must receive your contract at our home office (the address listed on the first page of the prospectus) by 4:00 p.m. Eastern time on the last day of the free look period.

Eligibility Requirements

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

Contributions and Deductions

Contributions to a traditional IRA will be deductible if you are not an “active participant” in an employer maintained qualified retirement plan or if you have Adjusted Gross Income which does not exceed the “applicable dollar limit”. For a single taxpayer, the applicable dollar limitation is $59,000 in 2013, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $59,000 and $69,000. For married couples filing jointly, the applicable dollar limitation is $95,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $95,000-$115,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $69,000 for individuals and $115,000 for married couples filing jointly. IRA contributions must be made by no later than the time you file your income tax return for that year. Special limits apply for the non-active participant spouse where a joint return is filed with an active participant.

The IRA maximum annual contribution and the associated tax deduction is limited to the lesser of: (1) $5,500 in 2013 or (2) 100% of your earned compensation. Those age 50 or older may make an additional IRA contribution of $1,000 per year in 2013. Contributions in excess of the limits may be subject to penalty. See below.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $5,500 or (2) 100% of taxable alimony.

Contributions made by your employer to your SEPP-IRA are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEPP-IRA will be entitled to elect to have their employer make contributions to their SEPP-IRA on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee’s behalf to the SEPP, those funds are not treated as current taxable income to the employee. Salary-reduction SEPP-IRAs (also called “SARSEPs”) are available only if at least 50% of the employees elect to have amounts contributed to the SEPP-IRA and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPPs may no longer be established. Elective deferrals under a salary-reduction SEPP-IRA are subject to an inflation-adjusted limit which is $17,500 for 2013.

Form 8577	82

Under a SEPP-IRA agreement, the maximum annual contribution which your employer may make on your behalf to a SEPP-IRA contract which is excludable from your income is the lesser of 100% of your salary or $51,000. An employee who is a participant in a SEPP-IRA agreement may make after-tax contributions to the SEPP-IRA contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above. The Internal Revenue Service has reviewed the format of your SEPP-IRA and issued an opinion letter to us stating that it qualifies as a prototype SEPP-IRA.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEPP-IRA, the excess amount will be considered an “excess contribution”. You may withdraw an excess contribution from your IRA (or SEPP-IRA) before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year.

An individual retirement annuity must be an annuity contract. In our opinion, the optional additional death benefits available under the contract are part of the annuity contract. There is a risk, however, that the Internal Revenue Service would take the position that one or more of the optional additional death benefits are not part of the annuity contract. In such a case, the charges for the optional additional death benefits would be considered distributions from the IRA and would be subject to tax, including penalty taxes. The charges for the optional additional death benefits would not be deductible. It is possible that the IRS could determine that optional death proceeds in excess of the greater of the Contract Value or net purchase payments are taxable to your beneficiary. Should the IRS so rule, we may have to tax report such excess death benefits as taxable income to your beneficiary. If the IRS were to take such a position, we would take all reasonable steps to avoid this result, including the right to amend the contract, with appropriate notice to you.

The contracts are not eligible for use in Puerto Rico IRAs.

IRA for Non-working Spouse

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your “non-working” spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $11,000 may be made to the two IRAs if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRA’s; (ii) $11,000; or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to penalty. See above under “Contributions and Deductions”. If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

Rollover Contribution

Once every year, you may move any portion of the value of your IRA (or SEPP-IRA) to another IRA. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a “rollover” IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You are not allowed a tax-deduction for the amount of any rollover contribution.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

Premature Distributions

At no time can an interest in your IRA (or SEPP-IRA) be forfeited. The federal tax law does not permit you to use your IRA (or SEPP-IRA) as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA (or SEPP-IRA) to anyone. Use of an IRA (or SEPP-IRA) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you

Form 8577	83

are not at least age 59 ½ or totally disabled. (You may, however, assign your IRA (or SEPP-IRA) without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may withdraw part of the value of your IRA (or SEPP-IRA). If a withdrawal does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 ½ or totally disabled or the withdrawal meets the requirements of another exception contained in the Code, unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 ½ or are disabled.

Distribution at Retirement

Once you have attained age 59 ½ (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEPP-IRA) regardless of when you actually retire. You may elect to receive the distribution in either one sum or under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them unless nondeductible contributions were made to the IRA. In that case, only earnings will be income.

Inadequate Distributions — 50% Tax

Your IRA or SEPP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 ½ or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments are calculated by dividing your account balance by the distribution period shown on the Uniform Lifetime Table published by the Internal Revenue Service. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

Death Benefits

If you, (or your surviving spouse) die before starting required minimum distributions or receiving the entire value of your IRA (or SEPP-IRA), the remaining interest must be distributed to your beneficiary (or your surviving spouse’s beneficiary) in one lump-sum within 5 years of death, applied to purchase an immediate annuity for the beneficiary or applied to purchase a beneficiary IRA which will pay out over the beneficiary’s life expectancy. This annuity must be payable over the life expectancy of the beneficiary beginning within one year after your or your spouse’s death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun at the time of your death, the entire amount must be distributed over a period of time not exceeding your beneficiary’s life expectancy. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” In 2013, contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $188,000 for married individuals filing jointly and less than $127,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the same as the contribution limits for traditional IRAs (the limit is phased out for incomes between $178,000 and $188,000 for married and between $112,000 and $127,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible. Catch up contributions are available for persons age 50 or older.

All or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer’s gross income. Provided a rollover contribution meets the requirements for IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

Persons considering a rollover, transfer or conversion should consult their own tax advisor.

“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 ½; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year

Form 8577	84

for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

Distributions from a Roth IRA need not commence at age 70 ½. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner’s death subject to certain exceptions.

Savings Incentive Match Plan for Employees (SIMPLE)

An employer may sponsor a plan allowing for employee salary deferral contributions with an additional employer contribution. SIMPLE plans may operate as a 401(k) or an IRA. Limits for employee contributions to a SIMPLE are $12,000 in 2013. Employees age 50 and older may contribute an additional $2,500 in 2013. Distributions from a SIMPLE are subject to restrictions similar to distributions from a traditional IRA. Additional terms of your SIMPLE are in a summary plan description distributed by your employer.

Reporting to the IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

Form 8577	85

Illustration of IRA Fixed Accumulations

Year	$1,000 Annual Contribution	$1,000 One Time Contribution	Year	$1,000 Annual Contribution	$1,000 One Time Contribution
1	$1,020.00	$1,020.00	36	$53,034.25	$2,039.87
2	$2,060.40	$1,040.40	37	$55,114.94	$2,080.67
3	$3,121.61	$1,061.21	38	$57,237.24	$2,122.28
4	$4,204.04	$1,082.43	39	$59,401.98	$2,164.73
5	$5,308.12	$1,104.08	40	$61,610.02	$2,208.02
6	$6,434.28	$1,126.16	41	$63,862.22	$2,252.18
7	$7,582.97	$1,148.68	42	$66,159.47	$2,297.22
8	$8,754.63	$1,171.65	43	$68,502.66	$2,343.16
9	$9,949.72	$1,195.08	44	$70,892.71	$2,390.02
10	$11,168.71	$1,218.98	45	$73,330.56	$2,437.82
11	$12,412.09	$1,243.36	46	$75,817.18	$2,486.58
12	$13,680.33	$1,268.23	47	$78,353.52	$2,536.31
13	$14,973.94	$1,293.59	48	$80,940.59	$2,587.04
14	$16,293.42	$1,319.46	49	$83,579.40	$2,638.78
15	$17,639.28	$1,345.85	50	$86,270.99	$2,691.56
16	$19,012.07	$1,372.77	51	$89,016.41	$2,745.39
17	$20,412.31	$1,400.23	52	$91,816.74	$2,800.30
18	$21,840.56	$1,428.23	53	$94,673.07	$2,856.31
19	$23,297.37	$1,456.79	54	$97,586.53	$2,913.44
20	$24,783.32	$1,485.93	55	$100,558.26	$2,971.71
21	$26,298.98	$1,515.65	56	$103,589.43	$3,031.14
22	$27,844.96	$1,545.96	57	$106,681.22	$3,091.76
23	$29,421.86	$1,576.88	58	$109,834.84	$3,153.60
24	$31,030.30	$1,608.42	59	$113,051.54	$3,216.67
25	$32,670.91	$1,640.59	60	$116,332.57	$3,281.00
26	$34,344.32	$1,673.40	61	$119,679.22	$3,346.62
27	$36,051.21	$1,706.87	62	$123,092.81	$3,413.55
28	$37,792.23	$1,741.01	63	$126,574.66	$3,481.82
29	$39,568.08	$1,775.83	64	$130,126.16	$3,551.46
30	$41,379.44	$1,811.35	65	$133,748.68	$3,622.49
31	$43,227.03	$1,847.58	66	$137,443.65	$3,694.94
32	$45,111.57	$1,884.53	67	$141,212.53	$3,768.84
33	$47,033.80	$1,922.22	68	$145,056.78	$3,844.22
34	$48,994.48	$1,960.66	69	$148,977.91	$3,921.10
35	$50,994.37	$1,999.87	70	$152,977.47	$3,999.52

Neither the values, nor any earnings on the values in this variable annuity policy are guaranteed. To the extent that amounts are invested in the Fixed Accumulation Account of the insurer, the principal is guaranteed as well as interest at the guaranteed rate contained in the policy. For purposes of this projection, an annual earnings rate of 2% has been assumed. Withdrawals from the policy will incur a surrender charge for 4 years after amounts are deposited into the policy as follows: Year 1- 7%, Year 2- 7%, Year 3- 7%, Year 4- 6%. See “Surrender Charge” in this prospectus for further information regarding application of the surrender charge.

Form 8577	86

Appendix B

Accumulation Unit Values

The following table shows selected information concerning Accumulation Units for each subaccount for each of the last ten calendar years, or since inception if less. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your annuity Contract Value, such as the contract maintenance charge. A portion of the information in the table is also included in the Separate Account’s financial statements. To obtain a more complete picture of each subaccount’s financial status and performance, you should review the Separate Account’s financial statements which are contained in the Statement of Additional Information.

	Year Ended December 31	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units at End of Year
Ohio National Fund, Inc.
Money Market Portfolio	2009	$12.17	$11.99	77,340
	2010	$11.99	$11.81	349,543
	2011	$11.81	$11.64	454,268
	2012	$11.64	$11.46	758,757

Equity Portfolio	2009	$5.12	$7.02	1,552
	2010	$7.02	$7.46	126,736
	2011	$7.46	$7.10	159,436
	2012	$7.10	$8.10	180,766

Bond Portfolio	2009	$12.43	$14.81	35,840
	2010	$14.81	$15.74	188,430
	2011	$15.74	$16.49	308,335
	2012	$16.49	$17.42	469,754

Onmi Portfolio	2009	$6.32	$8.29	1,948
	2010	$8.29	$9.25	21,476
	2011	$9.25	$8.74	37,847
	2012	$8.74	$9.64	23,501

S&P 500® Index Portfolio	2009	$8.17	$10.12	28,285
	2010	$10.12	$11.42	180,951
	2011	$11.42	$11.45	240,638
	2012	$11.45	$13.01	389,395

International Portfolio	2009	$6.76	$9.20	32,639
	2010	$9.20	$10.59	61,985
	2011	$10.59	$8.82	135,008
	2012	$8.82	$10.45	198,109

International Small-Mid Company Portfolio	2009	$9.59	$13.80	5,146
	2010	$13.80	$16.28	14,451
	2011	$16.28	$13.23	32,745
	2012	$13.23	$15.99	48,261

Form 8577	87

	Year Ended December 31	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units at End of Year
Capital Appreciation Portfolio	2009	$11.92	$16.78	26,363
	2010	$16.78	$19.34	71,115
	2011	$19.34	$18.74	77,670
	2012	$18.74	$21.71	70,236

Mid Cap Opportunity Portfolio	2009	$8.87	$12.28	7,862
	2010	$12.28	$14.47	41,108
	2011	$14.47	$13.78	85,558
	2012	$13.78	$16.25	101,963

Capital Growth Portfolio	2009	$14.47	$19.29	2,913
	2010	$19.29	$25.92	22,045
	2011	$25.92	$24.91	35,414
	2012	$24.91	$27.93	42,188

High Income Bond Portfolio	2009	$10.43	$15.33	131,362
	2010	$15.33	$17.23	774,626
	2011	$17.23	$17.89	1,105,305
	2012	$17.89	$20.15	1,234,916

Strategic Value Portfolio	2009	$7.99	$8.78	12,645
	2010	$8.78	$9.68	77,141
	2011	$9.68	$10.88	216,192
	2012	$10.88	$11.49	2,476,513

Millennium Portfolio	2009	$5.39	$6.41	317,289
	2010	$6.41	$7.85	6,240
	2011	$7.85	$7.67	11,478
	2012	$7.67	$8.27	13,486

Aggressive Growth Portfolio	2009	$4.14	$5.81	14,464
	2010	$5.81	$6.30	44,218
	2011	$6.30	$5.88	134,690
	2012	$5.88	$7.11	113,476

Small Cap Growth Portfolio	2009	$3.81	$5.67	27,305
	2010	$5.67	$7.26	69,451
	2011	$7.26	$7.35	94,230
	2012	$7.35	$8.54	110,519

Nasdaq-100® Index Portfolio	2009	$2.73	$4.14	34,031
	2010	$4.14	$4.87	158,500
	2011	$4.87	$4.95	333,164
	2012	$4.95	$5.75	411,803

Bristol Portfolio	2009	$8.60	$11.51	213,879
	2010	$11.51	$12.82	817,644

Form 8577	88

	Year Ended December 31	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units at End of Year
	2011	$12.82	$11.73	1,308,231
	2012	$11.73	$13.08	1,303,027

Bryton Growth Portfolio	2009	$7.35	$9.82	225,314
	2010	$9.82	$12.01	719,817
	2011	$12.01	$10.73	1,254,989
	2012	$10.73	$11.77	1,217,808

Balanced Portfolio	2009	$10.15	$12.49	945
	2010	$12.49	$13.27	5,558
	2011	$13.27	$13.37	13,720
	2012	$13.37	$14.92	699,642

U.S. Equity Portfolio	2009	$7.55	$8.67	5,509
	2010	$8.67	$9.60	42,783
	2011	$9.60	$9.28	70,178
	2012	$9.28	$10.47	103,051

Income Opportunity Portfolio	2009	$9.23	$10.28	5,029
	2010	$10.28	$10.86	39,960
	2011	$10.86	$10.58	53,724
	2012	$10.58	$11.19	60,787

Target VIP Portfolio	2009	$6.66	$7.53	1,898
	2010	$7.53	$8.87	14,028
	2011	$8.87	$8.61	27,894
	2012	$8.61	$9.78	30,292

Target Equity/Income Portfolio	2009	$6.41	$7.09	1,388
	2010	$7.09	$8.61	81,506
	2011	$8.61	$7.54	104,045
	2012	$7.54	$8.25	132,379

Bristol Growth Portfolio	2009	$5.99	$8.40	79
	2010	$8.40	$9.33	769,526
	2011	$9.33	$9.03	1,169,433
	2012	$9.03	$9.90	1,197,978

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. International Growth Equity Fund	2009	$6.14	$8.26	770,973
	2010	$8.26	$8.95	30,195
	2011	$8.95	$8.20	82,370
	2012	$8.20	$9.31	96,293

Form 8577	89

	Year Ended December 31	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units at End of Year
Invesco V.I. Balanced-Risk Allocation Fund	2012	$10.00	$10.83	11,116,163

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
AllianceBernstein Dynamic Asset Allocation Portfolio	2011	$10.00	$9.70	58,558
	2012	$9.70	$10.32	3,287,505

Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	2009	$10.33	$12.43	7,980
	2010	$12.43	$14.09	26,929
	2011	$14.09	$15.10	179,374
	2012	$15.10	$16.38	160,147

Federated Insurance Series
Federated Kaufmann Fund II (Service Shares)	2009	$6.27	$7.97	57,656
	2010	$7.97	$9.25	151,919
	2011	$9.25	$7.88	229,335
	2012	$7.88	$9.08	283,425

Federated Managed Volatility Fund II	2012	$10.00	$11.10	1,666,145

Fidelity® Variable Insurance Products Funds (Service Class 2)
Fidelity® VIP Contrafund® Portfolio	2009	$8.35	$11.15	235,934
	2010	$11.15	$12.84	923,399
	2011	$12.84	$12.30	1,282,210
	2012	$12.30	$14.07	1,318,600

Fidelity® VIP Mid Cap Portfolio	2009	$13.67	$18.82	86,844
	2010	$18.82	$23.84	391,340
	2011	$23.84	$20.94	1,428,527
	2012	$20.94	$23.63	1,483,419

Fidelity® VIP Equity-Income Portfolio	2009	$8.18	$10.47	27,051
	2010	$10.47	$11.85	129,095
	2011	$11.85	$11.75	209,105
	2012	$11.75	$13.55	291,362

Fidelity® VIP Growth Portfolio	2009	$4.40	$5.55	7,442
	2010	$5.55	$6.77	76,348
	2011	$6.77	$6.67	122,074
	2012	$6.67	$7.52	294,865

Form 8577	90

	Year Ended December 31	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units at End of Year

Fidelity® VIP Real Estate Portfolio	2009	$5.28	$7.15	18,701
	2010	$7.15	$9.16	827,589
	2011	$9.16	$9.73	1,213,210
	2012	$9.73	$11.34	1,264,190

Franklin Templeton Variable Insurance Products Trust (Class 4)
Franklin Income Securities Fund	2009	$6.90	$9.20	210,569
	2010	$9.20	$10.20	708,475
	2011	$10.20	$10.28	1,219,697
	2012	$10.28	$11.40	1,265,207

Franklin Flex Cap Growth Securities Fund	2009	$6.65	$8.69	1,056,487
	2010	$8.69	$9.94	3,128,178
	2011	$9.94	$9.31	3,974,951
	2012	$9.31	$10.02	2,968,824

Templeton Foreign Securities Fund	2009	$6.19	$8.34	113,504
	2010	$8.34	$8.91	3,682,586
	2011	$8.91	$7.83	5,720,117
	2012	$7.83	$9.12	5,864,266

Franklin Templeton VIP Founding Funds Allocation Fund	2009	$6.60	$8.46	59,472
	2010	$8.46	$9.18	152,535
	2011	$9.18	$8.90	183,358
	2012	$8.90	$10.10	200,061

Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Large Cap Value Fund	2009	$6.55	$7.60	1,754,678
	2010	$7.60	$8.31	7,150,157
	2011	$8.31	$7.59	10,659,942
	2012	$7.59	$8.88	6,486,056

Goldman Sachs Structured U.S. Equity Fund	2009	$6.55	$7.79	17,768
	2010	$7.79	$8.64	23,051
	2011	$8.64	$8.85	35,999
	2012	$8.85	$9.95	26,031

Goldman Sachs Strategic Growth Fund	2009	$5.91	$8.59	47,219
	2010	$8.59	$9.35	138,623

Form 8577	91

	Year Ended December 31	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units at End of Year
	2011	$9.35	$8.95	154,646
	2012	$8.95	$10.55	189,237

Goldman Sachs Global Markets Navigator Fund	2012	$10.00	$10.21	438,866

Ivy Funds Variable Insurance Portfolios, Inc.
Ivy Funds VIP Asset Strategy	2009	$9.10	$11.21	725,623
	2010	$11.21	$9.35	138,623
	2011	$9.35	$10.98	4,367,775
	2012	$10.98	$12.89	4,349,861

Ivy Funds Global Natural Resources	2009	$6.04	$10.34	106,208
	2010	$10.34	$11.92	370,792
	2011	$11.92	$9.23	565,933
	2012	$9.23	$9.26	623,614
Ivy Funds VIP Science and Technology	2009	$8.22	$11.64	30,546
	2010	$11.64	$12.94	80,969
	2011	$12.94	$12.01	129,246
	2012	$12.01	$15.12	141,394

Janus Aspen Series (Service Shares)
Janus Portfolio	2009	$4.31	$5.77	34,032
	2010	$5.77	$6.50	85,785
	2011	$6.50	$6.05	125,006
	2012	$6.05

Overseas Portfolio	2009	$7.50	$13.24	159,964
	2010	$13.24	$16.31	567,981
	2011	$16.31	$10.87	924,219
	2012	$10.87	$12.12	953,285

Global Research Portfolio	2009	$3.95	$5.35	58,773
	2010	$5.35	$6.09	151,299
	2011	$6.09	$5.16	297,731
	2012	$5.16	$6.10	399,216

Balanced Portfolio	2009	$10.37	$12.83	63,375
	2010	$12.83	$13.67	245,256
	2011	$13.67	$13.65	336,880
	2012	$13.65	$15.24	504,228

INTECH U.S. Low Volatility Portfolio	2012	$10.00	$9.89	295,869

Form 8577	92

	Year Ended December 31	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units at End of Year
Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	2009	$10.77	$16.19	161,298
	2010	$16.19	$19.74	399,664
	2011	$19.74	$17.68	829,376
	2012	$17.68	$19.20	31,518

Lazard Retirement Emerging Markets Equity Portfolio	2009	$16.85	$28.20	121,545
	2010	$28.20	$34.10	446,348
	2011	$34.10	$27.55	735,671
	2012	$27.55	$33.12	759,339

Lazard Retirement International Equity Portfolio	2009	$9.33	$11.17	695,786
	2010	$11.17	$11.74	3,033,596
	2011	$11.74	$10.73	4,683,191
	2012	$10.73	$12.80	4,606,974

Lazard Retirement U.S. Strategic Equity Portfolio	2009	$7.62	$9.52	3,373
	2010	$9.52	$10.59	26,415
	2011	$10.59	$10.63	35,907
	2012	$10.63	$11.94	37,902

Lazard Retirement Multi-Asset Targeted Volatility Portfolio	2012	$10.00	$10.47	564,364

Legg Mason Partners Variable Equity Trust (Class I Shares)
ClearBridge Variable All Cap Value Portfolio	2009	$12.03	$15.33	4,140
	2010	$15.33	$17.61	15,390
	2011	$17.61	$16.27	50,184
	2012	$16.27	$18.43	59,961

ClearBridge Variable Equity Income Portfolio	2009	$8.62	$10.44	884
	2010	$10.44	$11.55	13,172
	2011	$11.55	$12.28	37,764
	2012	$12.28	$13.81	143,681

ClearBridge Variable Large Cap Value Portfolio	2009	$10.19	$12.50	11,984
	2010	$12.50	$13.48	25,351
	2011	$13.48	$13.94	60,778

Form 8577	93

	Year Ended December 31	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units at End of Year
	2012	$13.94	$16.00	89,305

Legg Mason Dynamic Mutli-Strategy VIT Portfolio	2012	$10.00	$10.76	3,140,394

MFS® Variable Insurance Trust (Service Class)
MFS® Investors Growth Stock Series	2009	$7.29	$9.99	21,793
	2010	$9.99	$11.04	43,093
	2011	$11.04	$10.92	63,072
	2012	$10.92	$12.55	64,069

MFS® Mid Cap Growth Series	2009	$4.93	$6.86	23,428
	2010	$6.86	$8.73	107,438
	2011	$8.73	$8.07	135,024
	2012	$8.07	$9.26	128,992

MFS® New Discovery Series	2009	$7.37	$11.84	6,686
	2010	$11.84	$15.85	27,017
	2011	$15.85	$13.98	49,762
	2012	$13.98	$16.65	55,976

MFS® Total Return Series	2009	$10.41	$12.07	15,250
	2010	$12.07	$13.04	76,966
	2011	$13.04	$13.05	113,696
	2012	$13.05	$14.27	119,287

Neuberger Berman Advisers Management Trust (S Class Shares)
AMT Mid Cap Intrinsic Value Portfolio	2009	$5.50	$7.92	33,100
	2010	$7.92	$9.82	70,824
	2011	$9.82	$9.03	125,020
	2012	$9.03	$10.26	137,345

Northern Lights Variable Trust (Class 2 Shares)
TOPS® Managed Risk Balanced ETF Portfolio	2011	$10.00	$9.77	125,507
	2012	$9.77	$10.44	5,425,676

TOPS® Managed Risk Moderate Growth ETF Portfolio	2011	$10.00	$9.70	376,218
	2012	$9.70	$10.38	10,134,860

TOPS® Managed Risk Growth ETF Portfolio	2011	$10.00	$9.57	522,621

Form 8577	94

	Year Ended December 31	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units at End of Year
	2012	$9.57	$10.20	13,950,034

PIMCO Variable Insurance Trust (Administrative Share Class)
PIMCO Real Return Portfolio	2009	$12.22	$14.25	476,759
	2010	$14.25	$15.18	2,371,914
	2011	$15.18	$16.71	3,318,546
	2012	$16.71	$17.90	3,801,017

PIMCO Total Return Portfolio	2009	$12.73	$14.30	1,731,999
	2010	$14.30	$15.23	7,092,160
	2011	$15.23	$15.55	10,203,851
	2012	$15.55	$16.79	10,796,507

PIMCO Global Bond Portfolio (Unhedged)	2009	$13.14	$15.12	390,808
	2010	$15.12	$16.64	784,133
	2011	$16.64	$17.63	1,153,746
	2012	$17.63	$18.58	1,319,513

PIMCO CommodityRealReturn® Strategy Portfolio	2009	$6.24	$8.71	220,968
	2010	$8.71	$10.68	772,295
	2011	$10.68	$9.73	1,436,856
	2012	$9.73	$10.10	1,678,390

PIMCO Global Diversified Allocation Portfolio	2012	$10.00	$10.01	1,735,324

The Prudential Series Fund, Inc. (Class II Shares)
Jennison Portfolio	2009	$4.85	$6.81	15,736
	2010	$6.81	$7.48	49,318
	2011	$7.48	$7.37	92,169
	2012	$7.37	$8.40	98,838

Jennison 20/20 Focus Portfolio	2009	$9.00	$13.95	321,104
	2010	$13.95	$14.76	2,098,915
	2011	$14.76	$13.89	2,193,907
	2012	$13.89	$15.13	423,093

Royce Capital Fund (Investment Class Shares)
Small Cap Portfolio	2009	$14.46	$19.26	150,594
	2010	$19.26	$22.87	610,373
	2011	$22.87	$21.80	1,036,509
	2012	$21.80	$24.16	1,608,327

Form 8577	95

	Year Ended December 31	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units at End of Year
Micro-Cap Portfolio	2009	$12.36	$19.24	29,443
	2010	$19.24	$24.64	119,476
	2011	$24.64	$21.34	208,052
	2012	$21.34	$22.62	188,989

The Universal Institutional Funds, Inc. (Class II)
Morgan Stanley UIF Core Plus Fixed Income Portfolio	2009	$11.27	$12.14	21,393
	2010	$12.14	$12.78	221,854
	2011	$12.78	$13.27	341,250
	2012	$13.27	$14.28	397,674

Morgan Stanley UIF U.S. Real Estate Portfolio	2009	$13.28	$16.81	142,559
	2010	$16.81	$21.46	55,718
	2011	$21.46	$22.34	77,303
	2012	$22.34	$25.44	94,950

Morgan Stanley UIF Growth Portfolio	2009	$6.12	$9.95	22,778
	2010	$9.95	$12.02	45,444
	2011	$12.02	$11.48	176,617
	2012	$11.48	$12.90	84,548

Form 8577	96

Appendix C

The following provides a list of the portfolios currently included in the Asset Allocation Models we make available.

Managed Volatility Model

Portfolio	Percentage of Model
TOPS® Managed Risk Balanced ETF Portfolio	15%
TOPS® Managed Risk Moderate Growth ETF Portfolio	15%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	10%
PIMCO Global Diversified Allocation Portfolio	10%
Federated Managed Volatility Fund II	8%
Fidelity® VIP Target Volatility Portfolio	8%
Goldman Sachs Global Markets Navigator Fund	8%
Janus INTECH U.S. Low Volatility Portfolio	8%
TOPS® Managed Risk Growth ETF Portfolio	8%
Balanced Portfolio	4%
AllianceBernstein Dynamic Asset Allocation Portfolio	2%
Invesco V.I. Balanced-Risk Allocation Fund	2%
Lazard Retirement Multi-Asset Targeted Volatility Portfolio	2%

Model 1: Conservative

Portfolio	Percentage of Model
PIMCO Total Return Portfolio	42%
PIMCO Real Return Portfolio	16%
High Income Bond Portfolio	9%
Invesco V.I. Balanced-Risk Allocation Fund	6%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	6%
PIMCO Global Bond Portfolio (Unhedged)	4%
Goldman Sachs Large Cap Value Fund	3%
Strategic Value Portfolio	3%
Bristol Portfolio	2%
Franklin Flex Cap Growth Securities Fund	2%
Lazard Retirement International Equity Portfolio	2%
Royce Small-Cap Portfolio	2%
Templeton Foreign Securities Fund	2%
PIMCO CommodityRealReturn® Strategy Portfolio	1%

Model 2: Moderately Conservative

Portfolio	Percentage of Model
PIMCO Total Return Portfolio	33%
PIMCO Real Return Portfolio	11%
High Income Bond Portfolio	7%
Invesco V.I. Balanced-Risk Allocation Fund	7%
Lazard Retirement International Equity Portfolio	6%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	6%
Goldman Sachs Large Cap Value Fund	5%
Templeton Foreign Securities Fund	4%
Royce Small-Cap Portfolio	3%
Strategic Value Portfolio	3%
Bristol Growth Portfolio	2%
Bristol Portfolio	2%
Fidelity® VIP Mid Cap Portfolio	2%
Fidelity® VIP Real Estate Portfolio	2%
Franklin Flex Cap Growth Securities Fund	2%
PIMCO CommodityRealReturn® Strategy Portfolio	2%
PIMCO Global Bond Portfolio (Unhedged)	2%
Bryton Growth Portfolio	1%

Model 3: Balanced

Portfolio	Percentage of Model
PIMCO Total Return Portfolio	21%

Form 8577	97

Lazard Retirement International Equity Portfolio	9%
Invesco V.I. Balanced-Risk Allocation Fund	8%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	8%
Goldman Sachs Large Cap Value Fund	7%
PIMCO Real Return Portfolio	7%
Templeton Foreign Securities Fund	7%
Strategic Value Portfolio	5%
Franklin Flex Cap Growth Securities Fund	4%
High Income Bond Portfolio	4%
Bristol Portfolio	3%
Fidelity® VIP Mid Cap Portfolio	3%
Lazard Retirement Emerging Markets Equity Portfolio	3%
Royce Small-Cap Portfolio	3%
Bristol Growth Portfolio	2%
Bryton Growth Portfolio	2%
Fidelity® VIP Real Estate Portfolio	2%
PIMCO CommodityRealReturn® Strategy Portfolio	2%

Model 4: Moderate Growth

Portfolio	Percentage of Model
Lazard Retirement International Equity Portfolio	11%
Goldman Sachs Large Cap Value Fund	10%
PIMCO Total Return Portfolio	10%
Templeton Foreign Securities Fund	10%
Invesco V.I. Balanced-Risk Allocation Fund	7%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	7%
Royce Small-Cap Portfolio	7%
Strategic Value Portfolio	7%
Franklin Flex Cap Growth Securities Fund	6%
Fidelity® VIP Mid Cap Portfolio	4%
Lazard Retirement Emerging Markets Equity Portfolio	4%
Bristol Portfolio	3%
Bryton Growth Portfolio	3%
PIMCO Real Return Portfolio	3%
Bristol Growth Portfolio	2%
Fidelity® VIP Real Estate Portfolio	2%
High Income Bond Portfolio	2%
PIMCO CommodityRealReturn® Strategy Portfolio	2%

Model 5: Growth

Portfolio	Percentage of Model
Lazard Retirement International Equity Portfolio	13%
Templeton Foreign Securities Fund	12%
Goldman Sachs Large Cap Value Fund	11%
Royce Small-Cap Portfolio	10%
Strategic Value Portfolio	9%
Franklin Flex Cap Growth Securities Fund	7%
Invesco V.I. Balanced-Risk Allocation Fund	6%
Lazard Retirement Emerging Markets Equity Portfolio	5%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	5%
Bristol Portfolio	4%
Fidelity® VIP Mid Cap Portfolio	4%
Bryton Growth Portfolio	3%

Form 8577	98

Appendix D

Riders No Longer Available for Purchase

This Appendix describes optional riders that are no longer available for purchase. Not all of the riders may have been available in all states.

Optional Death Benefit Riders

5% GMDBR80 Plus/GMDBR85 Plus.

In those states where permitted, in the past we offered the 5% GMDBR80 Plus at the time the contract was issued. In the past, we offered the 5% GMDBR85 Plus. You cannot purchase either of these riders once the annuitant is 76 years old.

With the 5% GMDBR80 Plus and the 5% GMDBR85 Plus, the death benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The GMDB amount is adjusted for withdrawals from the contract as described below and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant attains age 80 (or age 85 for 5% GMDBR85 Plus), at an effective annual rate of 5% for values in variable portfolios (other than the Money Market Portfolio) or in one of the Asset Allocation Models. Values in the Money Market Portfolio or the Fixed Accumulation Account which are not in one of the Asset Allocation Models will accumulate at the lesser of 5% or the rate being credited to the Money Market Portfolio or the Fixed Accumulation Account on those days in which the values are so allocated. During the free look period, a different rate may apply in certain states. The total death benefit amount with 5% GMDBR80 Plus shall not exceed two times your total net purchase payments, adjusted for withdrawals. There is no maximum benefit amount for the 5% GMDBR85 Plus.

Any withdrawals in a contract year equal to or less than 5% of the GMDB amount as of the beginning of that year will reduce the GMDB amount and the maximum death benefit amount by the amount of such withdrawals. Any withdrawals in a contract year in excess of 5% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amounts pro rata. In other words, under the pro rata adjustment, the guaranteed minimum death benefit amount and the maximum death benefit amount will both be reduced by the same percentage that the Contract Value was reduced because of the withdrawal in excess of 5%. There is an additional annual charge for this option of 0.45% of the 5% GMDBR80 Plus amount or 0.70% for the 5% GMDBR85 Plus amount.

The only differences between the 5% GMDBR80 Plus and 5% GMDBR85 Plus are that the 5% GMDBR85 Plus accumulation period goes to 85 instead of 80, the cost is 0.70% instead of 0.45% and there is no maximum benefit for the 5% GMDBR85 Plus.

GMDBR80 Plus/GMDBR85 Plus.

In those states where permitted, in the past we may have offered the GMDBR80 Plus or GMDBR85 Plus at the time the contract was issued. You could not purchase either of these riders once the annuitant was 76 years old.

With the GMDBR80 Plus and GMDBR85 Plus, the death benefit is the greater of (a) the Contract Value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The initial GMDB amount is total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The GMDB amount is adjusted for withdrawals from the contract as described below and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant attains age 80 (or age 85 for GMDBR85 Plus), at an effective annual rate of 6% for values in variable portfolios (other than the Money Market Portfolio) or in one of the Asset Allocation Models. Values in the Money Market Portfolio or the Fixed Accumulation Account which are not in one of the Asset Allocation Models will accumulate at the lesser of 6% or the rate being credited to the Money Market Portfolio or the Fixed Accumulation Account on those days in which the values are so allocated. During the free look period, a different rate may apply in certain states. The total death benefit amount with GMDBR80 Plus shall not exceed two times your total net purchase payments, adjusted for withdrawals. There is no maximum benefit amount for the GMDBR85 Plus.

Any withdrawals in a contract year equal to or less than 6% of the GMDB amount as of the beginning of that year will reduce the GMDB amount and the maximum death benefit amount by the amount of such withdrawals. Any withdrawals in a contract year in excess of 6% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amounts pro rata. In other words, under the pro rata adjustment, the guaranteed minimum death benefit amount and the maximum death benefit amount will both be reduced by the same percentage that the Contract Value was

Form 8577	99

reduced because of the withdrawal in excess of 6%. There is an additional annual charge for this option of 0.25% of the GMDBR80 Plus amount (which rate may be increased to no more than 0.30% on contracts issued in the future), or 0.45% for the GMDBR85 Plus amount.

The only differences between the GMDBR80 Plus and GMDBR85 Plus are that the GMDBR85 Plus accumulation period goes to 85 instead of 80, the cost is 0.45% instead of 0.25% and there is no maximum benefit for the GMDBR85 Plus.

Annual Reset Death Benefit Rider.

The following describes the optional Annual Reset Death Benefit riders (“ARDBR”) that we offered in the past. Not all of the riders may have been available in all states. You may only have one of the ARDBR riders on your contract. The ARDBR riders we have offered in the past are referred to as the "ARDBR (2009)," "ARDBR (2008)," and "ARDBR". Generally, the ARDBR riders provide a death benefit equal to the greater of the “earnings base” or the “step-up base” as described below. The ARDBR riders allow you to reset the earnings base each contract year.

ARDBR (2009)

In those states where permitted, we offered the ARBDR (2009) at the time the contract was issued. This rider was available only when purchased in conjunction with the GMIB Plus with Annual Reset (2009) rider described later in this prospectus. If the ARDBR (2009) was available, you could not purchase the ARDBR (2008) or ARDBR. You could not purchase the ARDBR (2009) before the annuitant was 45 years old or once the annuitant was 76 years old. With this optional rider, the death benefit is the greater of (a) the Contract Value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The GMDB amount with the ARDBR (2009) is the greater of the (a) ”earnings base” or (b) ”step-up base.”

Earnings Base  The initial earnings base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The earnings base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the first contract anniversary after the annuitant’s 85th birthday, at an annual effective rate equal to the guaranteed earnings rate for values in variable portfolios or in one of the Asset Allocation Models. However, Contract Values allocated to the Fixed Accumulation Account will accumulate at the lesser of the guaranteed earnings rate or the rate of return being earned in that account. The guaranteed earnings rate for ARDBR (2009) is 5%.

The earnings base is decreased by withdrawals. Beginning 30 days after the rider is issued, any withdrawals you take during a contract year less than or equal to the ARDBR withdrawal amount will reduce the earnings base by the amount of such withdrawals, in other words dollar for dollar. The ARDBR withdrawal amount is determined by multiplying the ARDBR withdrawal percentage by the earnings base as of the beginning of the contract year. The ARDBR withdrawal percentage for ARDBR (2009) is 5%. For example, if the earnings base as of the beginning of the contract year is $100,000, withdrawals of $5,000 or less in that contract year will reduce the earnings base dollar for dollar. Beginning with the contract anniversary after the annuitant reaches age 85, withdrawals you make during a contract year equal to or less than ARDBR withdrawal amount will not reduce the earnings base.

If you take withdrawals before the end of the year, there is a risk that the amount of your earnings base at the beginning of the next contract year will be less than the earnings base at the beginning of the current contract year, which would then reduce the amount that you can withdraw on a dollar for dollar basis in the next contract year. However, if you set up a systematic withdrawal program on a monthly, quarterly or semi-annual basis, we will adjust the earnings base at the beginning of the next contract year so that it equals the earnings base at the beginning of the current contract year as long as (a) you have not made any withdrawals before the earlier of (i) 31 days after the rider was issued, or (ii) the end of the first such periodic payment period, and (b) you have no amounts allocated to the Fixed Accumulation Account.

Any withdrawals you take in the first 30 days after the rider is issued and any withdrawals in excess of the ARDBR withdrawal amount will reduce the earnings base pro rata. Under a pro rata reduction, the earnings base will be reduced by the same percentage the withdrawal in excess of the ARDBR withdrawal amount reduces your Contract Value. If your Contract Value is lower than your earnings base, a pro rata reduction will reduce your earnings base by a greater amount than a dollar for dollar reduction would. For example, assume you have already withdrawn your ARDBR withdrawal amount. If your Contract Value is $100,000, your earnings base is $110,000 and you withdraw another $1,000, your earnings base will be reduced to $108,900, i.e. $110,000 – ([$1,000/$100,000] x $110,000). If your Contract Value is higher than your earnings base, a pro rata reduction will reduce your earnings base less than a dollar for dollar reduction would. For example, assume you have already withdrawn your ARDBR withdrawal amount. If your Contract Value is $110,000, your earnings base is $100,000 and you withdraw another $1,000, your earnings base will be reduced to $99,090, i.e. $100,000 – ([$1,000/$110,000] x $100,000).

The earnings base shall not exceed 15 times your total net purchase payments, minus amounts for any withdrawals from your contract. This means that, unless the step-up base is higher, the total death benefit amount with this rider will not exceed 15 times your total net purchase payments. Any withdrawals you take during a contract year less than or equal to the ARDBR

Form 8577	100

withdrawal amount will reduce the maximum earnings base by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of the ARDBR withdrawal amount will reduce the maximum earnings base pro rata.

Step-Up Base.  At contract issue, the step-up base equals net purchase payments. On each contract anniversary, the step-up base will increase, until the anniversary following the annuitant’s 85th birthday, to the Contract Value if greater than the prior step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis. That means the step-up base will be reduced by the same percentage the withdrawal reduces your Contract Value.

Resets.  On any contract anniversary, you may elect to reset the ARDBR (2009) by resetting the GMIB Plus with Annual Reset (2009) rider described later in this prospectus. On reset, the ARDBR (2009) earnings base and the GMIB Plus with Annual Reset (2009) rider guaranteed earnings income base will both be reset to the then-current Contract Value. Therefore, if you reset to a higher base, your death benefit under the ARDBR (2009) and income benefit under the GMIB Plus with Annual Reset (2009) rider will increase. If you reset, the ARDBR maximum earnings base will be reset to 15 times the then-current Contract Value. Because you may only reset the ARDBR (2009) by resetting the GMIB Plus with Annual Reset (2009) and because you may decline an increase in charge for the GMIB Plus with Annual Reset (2009) by refusing such reset, please note that if you decline a charge increase with the GMIB Plus with Annual Reset (2009) rider by refusing the reset of the guaranteed earnings income base, you will not be able to reset the ARDBR (2009).

Charge.  There is an additional annual charge for the ARDBR (2009) of 0.85% of your death benefit amount. Effective May 15, 2013, the annual charge will be 1.00%. This new charge will apply to your rider if you elect to reset the rider. We may increase the charge for this rider on any reset. The new charge will be no higher than the then current charge for new issues of the ARDBR (2009), which we guarantee will not exceed 1.40%. The ARDBR (2009) is available only when purchased in conjunction with the GMIB Plus with Annual Reset (2009).

Termination.  Since you may only have the ARDBR (2009) if you have the GMIB Plus with Annual Reset (2009) rider, any termination of the GMIB Plus with Annual Reset (2009) rider will automatically terminate the ARDBR (2009) as well. If you have purchased the ARDBR (2009) and violate the investment restrictions of the GMIB Plus with Annual Reset (2009), both the GMIB Plus with Annual Reset (2009) rider and the ARDBR (2009) will be cancelled.

You may cancel the ARDBR (2009) as of any contract anniversary by providing Notice to us prior to or within 15 days of that anniversary. If you choose to terminate the rider by providing Notice to us prior to the contract anniversary, a full annual rider charge will be assessed without being prorated to the date of termination.

ARDBR (2008)

In those states where permitted and where the ARDBR (2009) was not available we offered the ARDBR (2008) at the time the contract was issued. This rider is available only when purchased in conjunction with the GMIB Plus with Annual Reset (2008) rider described later in this prospectus. You could not purchase the ARDBR (2008) once the annuitant was 79 years old. With this optional rider, the death benefit is the greater of (a) the Contract Value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The GMDB amount with the

ARDBR (2008) is the greater of the (i) “earnings base” or (ii) the “step-up base”.

Earnings Base. The earnings base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued adjusted by withdrawals plus an increase for each valuation period, until the first contract anniversary after the annuitant’s 85th birthday, at an annual effective rate of 6% for values in variable portfolios (other than the Money Market Portfolio) or in one of the Asset Allocation Models. However, Contract Values allocated in the Money Market Portfolio or the Fixed Accumulation Account which are not in one of the Asset Allocation Models will accumulate at the lesser of 6% or the rate of return being earned in those accounts.

The earnings base is decreased by withdrawals. Any withdrawals during a contract year less than or equal to 6% of the earnings base as of the beginning of the contract year will reduce the earnings base by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of 6% of the earnings base at the beginning of the contract year will reduce the earnings base pro rata. Under a pro rata reduction, the earnings base will decrease by the same percentage reduction of the Contract Value that resulted from the withdrawal. Beginning with the contract anniversary after the annuitant reaches age 85, withdrawals you make during a contract year equal to or less than 6% of the earnings base will not reduce the earnings base.

Step-Up Base. At contract issue, the step-up base equals net purchase payments less pro rata withdrawals. On each contract anniversary, the step-up base will increase, until the anniversary following the annuitant’s 85th birthday, to the Contract Value if greater than the prior step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis.

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Resets. On any contract anniversary, you may elect to reset the ARDBR (2008) by resetting the GMIB Plus with Annual Reset (2008) rider described later in this prospectus. On reset, the ARDBR (2008) earnings base and the GMIB Plus with Annual Reset (2008) rider guaranteed earnings income base will both equal the then-current Contract Value. Therefore, if you reset to a higher base, your death benefit under the ARDBR (2008) and income benefit under the GMIB Plus with Annual Reset (2008) rider will increase. Please note that if you decline a charge increase with the GMIB Plus with Annual Reset (2008) rider by refusing a reset of the guaranteed earnings income base, you will not be able to reset the ARDBR (2008).

Charge. There is an additional annual charge for the ARDBR (2008) of 0.80% of your death benefit amount (0.95% for issue ages 75 to 78). Effective May 15, 2013, the annual charge will be 0.95% (1.10% for issue ages 75 to 78). These new charges will apply to your rider if you elect to reset the rider. We may increase the charge for this rider on any reset once the surrender charge period for your contract ends. The new charge will be no higher than the then current charge for new issues of the ARDBR (2008), which we guarantee will not exceed 1.00% (1.15% for issue ages 75 to 78).

Termination. Since you may only have the ARDBR (2008) if you have the GMIB Plus with Annual Reset (2008) rider, any termination of the GMIB Plus with Annual Reset (2008) rider will automatically terminate the ARDBR (2008) as well. If you have purchased the ARDBR (2008), have chosen to abide by the investment restrictions with the GMIB Plus with Annual Reset (2008) rider and subsequently violate the investment restrictions, both the GMIB Plus with Annual Reset (2008) rider and the ARDBR (2008) will be cancelled.

You may cancel the ARDBR (2008) as of any contract anniversary by providing Notice to us prior to or within 15 days of that anniversary. If you choose to terminate the rider by providing Notice to us prior to the contract anniversary, a full annual rider charge will be assessed without being prorated to the date of termination.

ARDBR

In those states where the ARDBR (2008) or ARDBR (2009) was not available, we offered an earlier version of the ARDBR. The ARDBR is identical to the ARDBR (2008) except as described below:

(1) You could not purchase the ARDBR once the annuitant was 75 years old.

(2) The earnings base stops accumulating once the annuitant reaches age 85 or the 10th anniversary of the last reset date, if later. Beginning at that time, any withdrawals you make will reduce the earnings base pro-rata.

(3) The annual charge for ARDBR is 0.60% of your death benefit amount.

(4) You could only purchase ARDBR in conjunction with GMIB Plus with Annual Reset.

Optional Guaranteed Minimum Income Benefit (“GMIB”) Riders

This section describes the optional Guaranteed Minimum Income Benefit (“GMIB”) riders that we offered in the past. Not all of the riders may have been available in all states. You may only have one of the GMIB riders on your contract. Except as described below, if you choose a GMIB rider, you cannot later discontinue it. The GMIB riders we offered in the past are the GMIB Plus with Annual Reset (2009), GMIB Plus with Annual Reset (2008) and GMIB Plus with Annual Reset. The GMIB riders guarantee minimum lifetime fixed income in monthly annuity payments.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA such as those associated with the GMIB riders, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.

GMIB Plus with Annual Reset (2009)

In those states where permitted, we offered the GMIB Plus with Annual Reset (2009) rider at the time the contract is issued. You may not purchase the GMIB Plus with Annual Reset (2009) before the annuitant is age 45 or once the annuitant is age 79. If the GMIB Plus with Annual Reset (2009) was available, you could not purchase the GMIB Plus with Annual Reset (2008) or GMIB Plus with Annual Reset. If the GLWB or Joint GLWB was available, you could not purchase the GMIB Plus with Annual Reset (2009).

The following is a summary of the GMIB Plus with Annual Reset (2009) rider. There are several terms used in this summary that are defined in the paragraphs below. The rider permits you take a withdrawal amount annually that equals 5% of your guaranteed earnings income base regardless of your Contract Value and without paying a surrender charge. Your permitted withdrawal amount will change at the beginning of each contract year to reflect any withdrawals taken in the prior contract

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year. After 10 years, you may begin to receive the guaranteed minimum income benefit payments described in this rider. You may choose to receive annuity payments as provided in your contract during the 10 year period, but your GMIB Plus with Annual Reset (2009) rider will then be of no further value to you. Your GMIB payments will be determined by applying your guaranteed income base to the annuity tables in the rider. The guaranteed income base is the greater of (a) your guaranteed earnings income base or (b) your step-up base. Your guaranteed earnings income base takes into account net purchase payments, a specified increase for each valuation period of your Contract Value, and withdrawals. Your step-up base is an amount that takes into account any increases to your Contract Value on each contract anniversary before annuitization. Certain contract owner actions can increase or decrease the base amounts (for example, making additional purchase payments, not taking permitted annual withdrawals, or withdrawals more than the annual amount permitted under the rider).

Guaranteed earnings income base.

The initial guaranteed earnings income base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The guaranteed earnings income base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the first contract anniversary after the annuitant’s 85th birthday, at an annual effective rate equal to the guaranteed earnings rate for values in variable portfolios or in one of the Asset Allocation Models. However, Contract Values allocated to the Fixed Accumulation Account will accumulate at the lesser of the guaranteed earnings rate or the rate of return being earned in that account. The guaranteed earnings rate for the GMIB Plus with Annual Reset (2009) is 5%.

The guaranteed earnings income base is decreased by withdrawals. Beginning 30 days after the rider is issued, any withdrawals you take during a contract year less than or equal to the GMIB withdrawal amount will reduce the guaranteed earnings income base by the amount of such withdrawals, in other words dollar for dollar. The GMIB withdrawal amount is determined by multiplying the GMIB withdrawal percentage by the guaranteed earnings income base as of the beginning of the contract year. The GMIB withdrawal percentage for the GMIB Plus with the Annual Reset (2009) is 5%. For example, if the guaranteed earnings income base as of the beginning of the contract year is $100,000, withdrawals of $5,000 or less in that contract year will reduce the guaranteed earnings income base dollar for dollar. Beginning with the contract anniversary after the annuitant reaches age 85, withdrawals you make during a contract year equal to or less than GMIB withdrawal amount will not reduce the guaranteed earnings income base.

If you take withdrawals before the end of the year, there is a risk that the amount of your guaranteed earnings income base at the beginning of the next contract year will be less than the guaranteed earnings income base at the beginning of the current contract year, which would then reduce the amount that you can withdraw on a dollar for dollar basis in the next contract year. However, if you set up a systematic withdrawal program on a monthly, quarterly or semi-annual basis, we will adjust the guaranteed earnings income base at the beginning of the next contract year so that it equals the guaranteed earnings income base at the beginning of the current contract year as long as (a) you have not made any withdrawals before the earlier of (i) 31 days after the rider was issued, or (ii) the end of the first such periodic payment period, and (b) you have no amounts allocated to the Fixed Accumulation Account.

Any withdrawals you take in the first 30 days after the rider is issued and any withdrawals in excess of the GMIB withdrawal amount will reduce the guaranteed earnings income base pro rata. Under a pro rata reduction, the guaranteed earnings income base will be reduced by the same percentage that the withdrawal in excess of the GMIB withdrawal amount reduces your Contract Value. Only the portion of a withdrawal that is in excess of the GMIB withdrawal amount will reduce the guaranteed earnings income base pro rata. A pro rata reduction may materially reduce the income available under the GMIB rider in future years. Unless you are within the “no lapse” period described below, if you take an excess withdrawal and your Contract Value falls to zero, your rider and contract will terminate.

As an example of how withdrawals work under the GMIB Plus with Annual Reset (2009), assume your guaranteed earnings income base is $100,000 at the beginning of a contract year, so your GMIB withdrawal amount is $5,000 ($100,000 x .05). That means you can withdraw $5,000 dollar for dollar during that contract year. Assume your Contract Value is $90,000 and you take a withdrawal of $6,000. First, we process the portion of the withdrawal that is dollar for dollar, $5,000. Taking into account that portion of the withdrawal, your Contract Value is reduced to $85,000 and your guaranteed earnings income base to $95,000. Then, we process the portion of the withdrawal in excess of the GMIB withdrawal amount, $1,000. Because you have already taken your GMIB withdrawal amount, the $1,000 withdrawal will reduce the guaranteed earnings income base pro rata. Your guaranteed earnings income base is then reduced to $93,882, i.e. $95,000 – ([$1,000/$85,000] x $95,000).

The guaranteed earnings income base shall not exceed 15 times your total net purchase payments, minus amounts for any withdrawals from your contract. This means that, unless the step-up base is higher, the guaranteed income base, which is used to determine the monthly annuity payments under this rider, will not exceed 15 times your total net purchase payments. Any withdrawals you take during a contract year less than or equal to the GMIB withdrawal amount will reduce this limit by

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the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of the GMIB withdrawal amount will reduce this limit pro rata.

Step-up base.

At contract issue, the step-up base equals net purchase payments. The step-up base will increase automatically each contract anniversary, until the anniversary following the annuitant’s 85th birthday, if the Contract Value is higher than the previous step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis. That means the step-up base will be reduced by the same percentage the withdrawal reduces your Contract Value.

Annuitization.

You may not annuitize your contract under the rider until the GMIB Plus with Annual Reset (2009) rider has been in effect for at least 10 years. We may refer to this time period as the “10 year annuitization waiting period.” If you choose to receive annuity payments as provided in the contract or under a single premium annuity we offer instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider’s 10th anniversary (or 10th anniversary of the date the rider was last reset, if applicable) or within 30 days after any later anniversary before the annuitant is age 91.

If the amount of annuity payments under the contract or under a single premium immediate annuity we offer at the time you elect to annuitize would be greater than the amount of payments under the GMIB Plus with Annual Reset (2009) rider, we will pay the larger amounts.

The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a Contract Value or guarantee performance of any investment option. The level of lifetime income guaranteed by a GMIB rider may be less than the income that our current annuity factors would provide because (a) GMIB payments may assume a lower interest rate and (b) GMIB payments may be based on an assumption that you will live longer than the mortality assumed in our then-offered immediate annuities.

In those states where permitted, you may qualify for guaranteed minimum annual annuitization levels if you meet the conditions described below. The guaranteed minimum annual annuitization levels equal the percentages specified below of the guaranteed income base if you take no withdrawals before the contract anniversary immediately prior to the corresponding annuitant’s birthday specified below and your Contract Value is reduced to zero on or after the contract anniversary immediately prior to the annuitant’s birthday specified below.

Annuitant’s Birthday	Minimum Annuitization Level
60th	5%
65th	5.5%
70th	6%

These guaranteed minimum annuitization levels only apply if (i) after you begin withdrawals on or after the ages specified above, you have never withdrawn in any one contract year more than 5% of the guaranteed earnings income base and (ii) you select annuity option 1, life annuity with period certain, paid in monthly installments, under the rider. The effect of these guaranteed annuitization levels is to allow you to continue to receive payments equal to or greater than what you were receiving prior to annuitization if you were withdrawing 5% of the guaranteed earnings income base at that time. For example, if you do not take any withdrawals until the annuitant is 65 and then only take withdrawals that are no more than 5% of the guaranteed earnings income base, you will receive payments of at least 5.5% when your Contract Value is reduced to zero. This only applies if you select annuity option 1, life annuity with period certain, paid in monthly installments.

No Lapse.

With the GMIB Plus with Annual Reset (2009) rider, there is a “no lapse” provision allowing annuitization if your Contract Value is reduced to zero before the initial 10 year annuitization waiting period ends. With this provision, if prior to the time you are eligible to annuitize using your guaranteed income base, your Contract Value becomes zero, you can, at your option, annuitize your contract using your guaranteed income base at the annuitization rates provided under the rider for your age at the time of annuitization. However, if during any one contract year you withdraw more than the GMIB withdrawal amount, the “no lapse” protection is not available from the point of that “excess” withdrawal forward and you will forfeit this protection. If the GMIB rider is reset and your Contract Value at time of reset is greater than the guaranteed income base, then the “no lapse” protection will be reinstated. If the GMIB rider is reset and your Contract Value at the time of reset is less than the guaranteed income base, the “no-lapse” protection will not be reinstated.

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Investment Restrictions.

If you purchase the GMIB Plus with Annual Reset (2009) rider, you must abide by investment restrictions. You must allocate any variable account portion of your purchase payments and Contract Value to (a) one of Asset Allocation Models 2, 3 or 4 or the Managed Volatility Model or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders.” You may allocate all or any portion of your purchase payments and Contract Value to the Fixed Accumulation Account, if available. The GMIB Plus with Annual Reset (2009) rider will be cancelled if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.” If the rider is so terminated, a prorated annual rider charge will be assessed.

Resets.

Subject to certain limitations, the GMIB Plus with Annual Reset (2009) rider provides you the option of resetting the guaranteed earnings income base to the current Contract Value each and every contract anniversary prior to the annuitant’s 81st birthday. If the Contract Value at the time of reset is higher than the guaranteed earnings income base and you reset, you may make larger withdrawals on a dollar for dollar basis from the new guaranteed earnings income base. At every eligible reset anniversary, you can reset the guaranteed earnings income base by notifying us within 30 days after the contract anniversary date in writing or other method we agree to. If you reset, the maximum guaranteed earnings income base will be reset to 15 times the then-current Contract Value. The guaranteed earnings income base is not reset automatically to the current Contract Value. You must elect to reset it.

If you elect to reset the guaranteed earnings income base, a new 10 year annuitization waiting period will begin. That is, you will not be eligible to annuitize using the guaranteed income base for the ten year period following the reset. You may choose to receive annuity payments as provided in your contract during the ten year period or under a single premium, immediate annuity we may generally make available at the time, but your GMIB rider will then be of no further value to you.

When the optional death benefit ARDBR (2009) has also been purchased, resetting the GMIB Plus with Annual Reset (2009) also resets the ARDBR (2009) earnings base. Resetting the GMIB Plus with Annual Reset (2009) is the only way in which the ARDBR (2009) can be reset.

Charge.

There is an additional annual charge for the GMIB Plus with Annual Reset (2009) rider of 0.95% of your guaranteed income base. Effective May 15, 2013, the annual charge will be 1.15%. This new charge will apply to your rider if you elect to reset the rider. We may increase the charge for this rider on any reset. The new charge will be no higher than the then current charge for new issues of the GMIB Plus with Annual Reset (2009) rider, which we guarantee will not exceed 1.50%.

If you have notified us that you elect to reset and we notify you of a charge increase effective upon reset, you may decline to accept an increase in the charge for the rider by revoking your request to reset. If you wish to decline an increase in charge by revoking the reset, you must notify us in writing, or in any other manner acceptable to us, within 30 days after the contract anniversary the guaranteed earnings income base is reset. If you elect to reset the guaranteed earnings income base in the future, however, your rate will be increased upon reset to the then-current charge for the GMIB Plus with Annual Reset (2009) rider.

Please note that if you have purchased the ARDBR (2009) and you decline a charge increase with the GMIB Plus with Annual Reset (2009) rider by refusing a reset of the guaranteed earnings income base, you will not be able to reset the ARDBR (2009).

The annual charge for the rider will continue even if the underlying Funds’ investment performance surpasses the GMIB guarantees. The charge for the GMIB Plus with Annual Reset (2009) rider ends when you begin to receive annuity or GMIB payments, or the rider has expired at the first contract anniversary after the annuitant’s 90th birthday.

You may withdraw the GMIB withdrawal amount under the rider without a surrender charge even if that amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and will not affect the amount you receive under this rider. In addition, the withdrawal fee will not be considered a withdrawal under the rider.

Since you may only purchase the ARDBR (2009) if you purchase the GMIB Plus with Annual Reset (2009) rider, any termination of the GMIB Plus with Annual Reset (2009) rider will automatically terminate the ARDBR (2009) as well. If you have purchased the ARDBR (2009) and subsequently violate the investment restrictions of the GMIB Plus with Annual Reset (2009), both the GMIB Plus with Annual Reset (2009) rider and the ARDBR (2009) will be cancelled.

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Required Minimum Distributions.

Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Your required minimum distribution per year may exceed your GMIB withdrawal amount which would result in a pro rata reduction in the guaranteed earnings income base. See “Federal Tax Status” and “Appendix A —IRA Disclosure Statement.” You could be subject to tax penalties if you do not begin taking withdrawals until after your required minimum distribution beginning date. Please consult your tax advisor to determine if the GMIB Plus with Annual Rest (2009) rider is appropriate for you.

Other versions.

This section describes the other optional GMIB riders that we may offer if the GMIB Plus with Annual Reset (2009), GLWB or Joint GLWB is not available. Not all of the riders may be available in all states and not all riders may be currently available for issue. You may only have one of the GMIB riders on your contract.

GMIB Plus with Annual Reset (2008).

You may add a GMIB rider to your contract at the time the contract is issued. We may, at our sole option, also offer the GMIB riders to existing contracts, in which case they may be added on a contract anniversary. You may purchase the GMIB Plus with Annual Reset (2008) rider until the annuitant is age 79. The GMIB riders guarantee minimum lifetime fixed income in monthly annuity payments. Guarantees are based upon the claims-paying ability of Ohio National Life.

The amount of these payments for the GMIB riders is determined by applying the “guaranteed income base” to the annuity tables in the GMIB rider. The guaranteed income base is the greater of (a) your “guaranteed earnings income base,” which is your total purchase payments, from the time the GMIB rider is issued until the earlier of the time GMIB payments begin or the contract anniversary after the annuitant’s 85th birthday, accumulated at an annual rate of 6% or (b) your “step-up base,” which is your highest total contract value as of any contract anniversary before the annuitant attains age 86.

Subject to certain limitations, the GMIB riders provide you the option of resetting the guaranteed earnings income base to the then-current contract value. The GMIB Plus with Annual Reset (2008) rider allows you to reset each and every contract anniversary prior to the annuitant’s 81st birthday.

If the amount of annuity payments under the contract or under a single premium immediate annuity we offer at the time you elect to annuitize would be greater than the amount of payments under the GMIB rider, we will pay the larger amounts.

The charge for the GMIB rider ends when you begin to receive annuity or GMIB payments, or the rider has expired at the first contract anniversary after the annuitant’s 90th birthday. If you choose a GMIB rider, you cannot later discontinue it. The annual charge for the GMIB rider will continue even if the underlying Funds’ investment performance surpasses the GMIB guarantees.

You may not begin to receive GMIB payments until the GMIB rider has been in effect for at least 10 years. We may refer to this time period as the “10 year annuitization waiting period.” If you choose to receive annuity payments as provided in the contract or under a single premium annuity we offer instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider’s 10th anniversary (or 10th anniversary of the date the rider was last reset, if applicable) or within 30 days after any later anniversary before the annuitant is age 91.

The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a contract value or guarantee performance of any investment option. The level of lifetime income guaranteed by a GMIB rider may be less than the income that our current annuity factors would provide because (a) GMIB payments may assume a lower interest rate and (b) GMIB payments may be based on an assumption that you will live longer than the mortality assumed in our currently-offered annuities.

With the GMIB riders, there is a “no lapse” provision allowing annuitization if your contract value is reduced to zero before the initial 10 year annuitization waiting period ends. With this provision, if prior to the time you are eligible to annuitize using your guaranteed income base, your contract value becomes zero, you can, at your option, annuitize your contract using your then-guaranteed income base at the annuitization rates provided under the GMIB rider for your then-age. However, if during the 10 year rider period you withdraw more than amounts eligible for dollar-for-dollar treatment to the guaranteed earnings base, you will forfeit this protection. That is to say, if during any one contract year you withdraw more than 6% of the guaranteed earnings income base the “no lapse” protection is not available from the point of that “excess” withdrawal forward. We may allow you to reinstate the “no lapse” protection if the GMIB rider is reset and your contract value at time of reset is greater than the guaranteed income base.

There is a guaranteed minimum annuitization level equal to 6% of the guaranteed earnings income base if you take no withdrawals before the contract anniversary prior to the annuitant’s 60th birthday and your contract value is reduced to zero

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on or after the contract anniversary prior to the annuitant’s 60th birthday. This guaranteed minimum annuitization level only applies if (i) you do not withdraw in any one contract year more than 6% of the guaranteed earnings income base and (ii) you select annuity option 1, life annuity with period certain, paid in monthly installments, under the rider. The effect of this guaranteed annuitization level is to allow you to continue to receive payments equal to what you were receiving prior to annuitization if you were withdrawing 6% of the guaranteed earnings income base at that time.

Optional Investment Restrictions.

At the time a GMIB rider is issued you may choose to accept optional investment restrictions. After issue, you may choose to accept investment restrictions at any time by notifying us in writing, or in any other manner acceptable to us. On the first contract anniversary the guaranteed income base is set equal to the step-up base after you select investment restrictions, your charge for the rider will be changed to the then current charge for the GMIB rider with investment restrictions.

If you choose to abide by the investment restrictions, you must allocate any variable account portion of your purchase payments and contract value to (a) an Asset Allocation Model or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders.” You may allocate all or any portion of your purchase payments and contract value to the Fixed Accumulation Account, if available. Once you have accepted investment restrictions with a GMIB rider, you may not revoke that selection. The GMIB riders will be cancelled if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.” If the rider is so terminated, a prorated annual rider charge will be assessed.

Charge.

The annual charge for the GMIB Plus with Annual Reset (2008) rider with investment restrictions is 0.85% of the guaranteed income base. Effective May 15, 2013, the annual charge is 1.05%. This new charge will apply to your rider if you elect to reset the rider. We may increase the charge for the rider on any contract anniversary the guaranteed earnings income base is reset once the surrender charge period for your contract ends. The new charge will be no higher than the then current charge for new issues of the rider with investment restrictions, which we guarantee will not exceed 1.50% for the GMIB Plus with Annual Reset (2008). You may decline to accept an increase in the charge for the rider with investment restrictions by refusing the reset. If you elect to reset the guaranteed earnings income base in the future, however, your rate will be increased upon reset to the then-current charge for the GMIB Plus with Annual Reset (2008) with investment restrictions. If you wish to decline an increase in charge by refusing the reset, you must notify us in writing, or in any other manner acceptable to us, within 30 days after the contract anniversary the guaranteed earnings income base is reset.

The annual charge for the GMIB Plus with Annual Reset (2008) rider without investment restrictions is 1.00% of the guaranteed income base. Effective May 15, 2013, the annual charge is 1.35%. This new charge will apply to your rider if you elect to reset the rider. We may increase the charge for the rider on any contract anniversary the guaranteed earnings income base is reset once the surrender charge period for your contract ends. The new charge will be no higher than the then current charge for new issues of the rider without investment restrictions, which we guarantee will not exceed 1.65% for the GMIB Plus with Annual Reset (2008). You may decline to accept a charge increase if you choose to accept the investment restrictions. If you choose to abide by the investment restrictions, on the first subsequent contract anniversary your charge for the rider will be changed to the then current charge for the GMIB Plus with Annual Reset (2008) rider with investment restrictions. You may also decline to accept an increase in the charge for the rider without choosing to comply with the investment restrictions by refusing the reset to the guaranteed earnings income base. If you elect to reset the guaranteed earnings income base in the future, however, your rate will be increased upon reset to the then-current charge for the GMIB Plus with Annual Reset (2008) without investment restrictions. If you wish to decline an increase in charge by refusing the reset or by making an irrevocable commitment to investment restrictions, you must notify us in writing, or in any other manner acceptable to us, within 30 days after the contract anniversary the guaranteed earnings income base is reset.

Please note that if you have purchased the ARDBR (2008) and you decline a charge increase with the GMIB Plus with Annual Reset (2008) rider by refusing a reset of the guaranteed earnings income base, you will not be able to reset the ARDBR.

Withdrawals.

The effect of the GMIB Plus with Annual Reset (2008) is to allow you to withdraw an amount equal to the amount by which your guaranteed earnings income base has grown without reducing the guaranteed earnings income base below its amount as of the beginning of the current contract year. The GMIB Plus with Annual Reset (2008) allows those contract owners to access cash values for income immediately, provided no more than 6% of the guaranteed earnings income base is withdrawn yearly, while leaving the guaranteed earnings income base at or above the level it began the contract year at. You could for instance take withdrawals of 6% of the contract year’s beginning guaranteed earnings income base year after year and the guaranteed earnings income base would then remain at its original level if you make no other purchase payments or withdrawals. In contrast, withdrawals in excess of 6% will reduce the guaranteed earnings income base pro rata which could

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materially reduce the income available under any of the GMIB Plus with Annual Reset (2008) in future years. In any event, the step-up base is adjusted pro rata for any withdrawals. Beginning on the contract anniversary after the annuitant reaches age 85, the guaranteed earnings income base will no longer be eligible for any annual accumulation, but withdrawals you make during a contract year equal to or less than 6% of the guaranteed earnings income base will not reduce the guaranteed earnings income base.

You may withdraw 6% of the guaranteed earnings income base under the rider without a surrender charge even if that amount exceeds 10% of your contract value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your contract value and will not affect the amount you withdraw under this rider.

Resets.

The GMIB Plus with Annual Reset (2008) rider allows you to reset each and every contract anniversary prior to the annuitant’s 81st birthday. If the contract value at the time of reset is higher than the guaranteed earnings income base, you may make larger withdrawals on a dollar for dollar basis from the new guaranteed earnings income base. At every eligible reset anniversary, you can reset the guaranteed earnings income base by notifying us within 30 days after the contract anniversary date in writing or other method we agree to. If you elect to reset the guaranteed earnings income base, a new 10 year annuitization waiting period will begin. That is, you will not be eligible to annuitize using the guaranteed income base for the ten year period following the reset. You may choose to receive annuity payments as provided in your contract during the ten year period or under a single premium, immediate annuity we may generally make available at the time, but your GMIB rider will then be of no further value to you.

Because you may not reset after the annuitant reaches certain ages, you should consider whether the reset features of these riders are of benefit to you if the annuitant is near the maximum issue ages for the riders.

When the optional death benefit ARDBR (2008) has also been purchased, resetting the GMIB Plus with Annual Reset (2008) also resets the ARDBR (2008) earnings base. Resetting the GMIB Plus with Annual Reset (2008) is the only way in which the ARDBR (2008) can be reset. Please note that if you have purchased the ARDBR (2008) and you decline a charge increase with the GMIB Plus with Annual Reset (2008) rider by refusing a reset of the guaranteed earnings income base, you will not be able to reset the ARDBR (2008) earnings base.

Since you may only purchase the ARDBR (2008) if you purchase the GMIB Plus with Annual Reset (2008) rider, any termination of the GMIB Plus with Annual Reset (2008) rider will automatically terminate the ARDBR (2008) as well. If you have purchased the ARDBR (2008), have chosen to abide by the investment restrictions with the GMIB Plus with Annual Reset (2008) rider and subsequently violate the investment restrictions, both the GMIB Plus with Annual Reset (2008) rider and the ARDBR (2008) will be cancelled.

Required minimum distributions.

Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Participants may be required to begin receiving payments from a tax qualified contract before the rider’s 10th anniversary. See “Federal Tax Status” and “Appendix A —IRA Disclosure Statement.” You could be subject to tax penalties if you do not begin taking withdrawals until after your required minimum distribution beginning date. Please consult your tax advisor to determine if the GMIB riders are appropriate for you.

GMIB Plus with Annual Reset

In those states where the GMIB Plus with Annual Reset (2009), GMIB Plus with Annual Reset (2008), GLWB or Joint GLWB are not available, we may offer an earlier version of the GMIB Plus with Annual Reset rider. The GMIB Plus with Annual Reset is identical to the GMIB Plus with Annual Reset (2008) except as described below:

(1) You cannot purchase the GMIB Plus with Annual Reset once the annuitant is 75 years old.

(2) The guaranteed earnings income base stops accumulating at the annuitant’s 85th birthday. For issue ages 76 and higher, the guaranteed earnings income base accumulates at a rate of 4% (as opposed to 6%). Withdrawals made after the annuitant’s 85th birthday reduce the guaranteed earnings income base pro-rata. The step-up base is your highest total contract value as of any contract anniversary before the annuitant attains age 85.

(3) The GMIB Plus with Annual Reset rider allows you to reset every contract anniversary up to the later of annuitant’s 75th birthday or fifth rider anniversary.

(4) There are no investment restrictions.

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(5) There is no guaranteed minimum annuitization level equal to 6% of the guaranteed earnings income base if you take no withdrawals before the contract anniversary prior to the annuitant’s 60th birthday and your contract value is reduced to zero on or after the contract anniversary prior to the annuitant’s 60th birthday.

(6) The annual charge for GMIB Plus with Annual Reset is 0.70% of your guaranteed income base.

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Appendix E

GLWB Preferred I.S. Example

The following provides an example of how the annual credit base and withdrawals work under the GLWB Preferred I.S.

GLWB Preferred I.S.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Preferred I.S. rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first 15 years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next 15 years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $7,000 credit on the first contract anniversary (7% of $100,000 Annual Credit Calculation Base) and your annual credit base is $107,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $9,100 (7% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $139,100 after year two ($130,000 prior GLWB base + $9,100 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $189,100 ($139,100 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $12,600 (7% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $201,700 ($139,100 prior GLWB base + $50,000 purchase payment + $12,600 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $12,600 (7% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $214,300 ($201,700 prior GLWB base + $12,600 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $12,001 (5.60% of $214,300), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal. Further, because you took a withdrawal, your prorated annual credit for year five is $11,550 (6.42% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year five is $225,850 ($214,300 prior GLWB base + $11,550 annual credit).

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $12,648 (5.60% of $225,850), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $37,352 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $12,648 was $166,352 ($179,000 — $12,648). Upon the excess withdrawal, your GLWB base is set equal to $175,138, i.e. $225,850 x (1 — $37,352/$166,352). Because the GLWB base after adjustment for the excess withdrawal of $175,138 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $175,138.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $12,260 (7% of $175,138 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $187,398 ($175,138 prior GLWB base + $12,260 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $197,398 ($187,398 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $185,138 ($175,138 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $12,960 (7% of $185,138 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $210,358 ($187,398 prior GLWB base + $10,000 additional purchase payment + $12,960 annual credit), and your GLWB base is set equal to your annual credit base.

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Since you take no more withdrawals and add no more purchase payments in years nine through 15, for each year, your annual credit will be $12,960 (7% of $185,138 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $223,317 for year nine, $236,277 for year ten, $249,237 for year 11, $262,196 for year 12, $275,156 for year 13, $288,116 for year 14, and $301,075 for year 15.

Since the annual credit period is only for 15 years, you will receive no additional annual credits starting in year 16.

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Appendix F

GLWB Preferred I.S. Lifetime Annuity Period Example

The following provide some examples of how the lifetime annuity payment is calculated during the Lifetime Annuity Period with the GLWB Preferred I.S. rider.

Example 1 – Contract Value reduced to zero after 15 years

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Preferred I.S. rider. Further assume (i) the annuitant is 65 years old; (ii) you immediately begin taking your maximum annual withdrawals of $5,500 (5.5% maximum annual withdrawal percentage x $100,000 GLWB base); (iii) your GLWB base is not reset on any anniversary to the step-up base; and (iv) your Contract Value is reduced to zero other than because of an excess withdrawal in the 20th year the rider is in effect. Because you enter the Lifetime Annuity Period after the 15th rider anniversary and before the contract anniversary immediately following the annuitant’s 95th birthday, your lifetime annuity amount will be based on your GLWB base on the date your Contract Value was reduced to zero and the indexed annual withdrawal percentage, which is calculated as follows:

(a) your then current maximum annual withdrawal percentage on the date you enter the Lifetime Annuity Period, plus

(b) the Treasury Average Rate, minus

(c) 6%.

The indexed annual withdrawal percentage cannot be less than 3% and not more than 9%.

The following table shows what your annual payment of the lifetime annuity amount would be based on different Treasury Average Rates:

(Maximum annual withdrawal percentage	+	Treasury Average Rate	–	6%)	x	GLWB base	=	Annual lifetime annuity amount
(5.5%	+	4%	–	6%)	x	$100,000	=	$3,500
(5.5%	+	6%	–	6%)	x	$100,000	=	$5,500
(5.5%	+	8%	–	6%)	x	$100,000	=	$7,500

Because the indexed annual withdrawal percentage cannot be below 3%, if the Treasury Average Rate is 2% in this example, the indexed annual withdrawal percentage would be 3% (which is greater than 5.5% + 2% – 6%) and your annual lifetime annuity amount would be $3,000. Similarly, if the Treasury Average Rate is 10% in this example, the indexed annual withdrawal percentage would be 9% (which is less than 5.5% + 10% – 6%) and your annual lifetime annuity amount would be $9,000.

Example 2 – Contract Value reduced to zero in year 10

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Preferred I.S. rider. Further assume (i) the annuitant is 65 years old; (ii) you immediately begin taking your maximum annual withdrawals of $5,500 (5.5% maximum annual withdrawal percentage x $100,000 GLWB base); (iii) your GLWB base is not reset on any anniversary to the step-up base; and (iv) your Contract Value is reduced to zero other than because of an excess withdrawal in the 10th year the rider is in effect. Because you enter the Lifetime Annuity Period before the 15th rider anniversary, your lifetime annuity amount until the 15th rider anniversary will be the greater of your maximum annual withdrawal ($5,500) and the indexed annual withdrawal amount.

If, for example, the Treasury Average Rate is 4% when you enter the Lifetime Annuity Period, you will continue to receive $5,500 until the 15th rider anniversary, since it is greater than the $3,500 indexed annual withdrawal amount. After the 15th rider anniversary, you will receive $3,500 a year for your lifetime. If the Treasury Average Rate is 8% when you enter the Lifetime Annuity Period, you will receive $7,500 a year for your lifetime since it is greater than the $5,500 maximum annual withdrawal when you enter the Lifetime Annuity Period.

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Example 3 – Enter the Lifetime Annuity Period because the annuitant reaches age 95

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Preferred I.S. rider. Further assume (i) the annuitant is 65 years old; (ii) you immediately begin taking your maximum annual withdrawals of $5,500 (5.5% maximum annual withdrawal percentage x $100,000 GLWB base); (iii) your GLWB base is not reset on any anniversary to the step-up base; and (iv) your Contract Value is not reduced to zero before the contract anniversary immediately following the annuitant’s 95th birthday, at which time you enter the Lifetime Annuity Period. Because you enter the Lifetime Annuity Period on the contract anniversary following the annuitant’s 95th birthday, your lifetime annuity amount will be the greater of your maximum annual withdrawal ($5,500) and the indexed annual withdrawal amount.

If, for example, the Treasury Average Rate is 4% when you enter the Lifetime Annuity Period, you will continue to receive $5,500 a year for your lifetime. If the Treasury Average Rate is 8% when you enter the Lifetime Annuity Period, you will receive $7,500 a year for your lifetime since it is greater than the $5,500 maximum annual withdrawal when you enter the Lifetime Annuity Period.

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Appendix G

GLWB (2012) and GLWB Plus Examples

The following provide examples of how the annual credit base and withdrawals work under the GLWB (2012) and GLWB Plus.

GLWB Plus applied for on or after May 1, 2013

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $6,000 credit on the first contract anniversary (6% of $100,000 Annual Credit Calculation Base) and your annual credit base is $106,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $7,800 (6% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $137,800 after year two ($130,000 prior GLWB base + $7,800 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $187,800 ($137,800 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $10,800 (6% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $198,600 ($137,800 prior GLWB base + $50,000 purchase payment + $10,800 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $10,800 (6% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $209,400 ($198,600 prior GLWB base + $10,800 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,470 (5.0% of $209,400), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $209,400. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,470 (5.0% of $209,400), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,530 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,470 was $168,530 ($179,000 — $10,470). Upon the excess withdrawal, your GLWB base is set equal to $160,284, i.e. $209,400 x (1 — $39,530/$168,530). Because the GLWB base after adjustment for the excess withdrawal of $160,284 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $160,284.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $9,617 (6% of $160,284 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $169,901 ($160,284 prior GLWB base + $9,617 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $179,901 ($169,901 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $170,284 ($160,284 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $10,217 (6% of $170,284 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $190,118 ($169,901 prior GLWB base + $10,000 additional purchase payment + $10,217 annual credit), and your GLWB base is set equal to your annual credit base.

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Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $10,217 (6% of $170,284 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $200,335 for year nine and $210,552 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $10,217 (6% of $170,284 Annual Credit Calculation Base) and your GLWB base after year eleven is $220,769 ($210,552 prior GLWB base + $10,217 annual credit).

GLWB Plus applied for between March 25, 2013 and May 1, 2013

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $6,000 credit on the first contract anniversary (6% of $100,000 Annual Credit Calculation Base) and your annual credit base is $106,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $7,800 (6% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $137,800 after year two ($130,000 prior GLWB base + $7,800 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $187,800 ($137,800 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $10,800 (6% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $198,600 ($137,800 prior GLWB base + $50,000 purchase payment + $10,800 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $10,800 (6% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $209,400 ($198,600 prior GLWB base + $10,800 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $9,423 (4.50% of $209,400), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $209,400. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $9,423 (4.50% of $209,400), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $40,577 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $9,423 was $169,577 ($179,000 — $9,423). Upon the excess withdrawal, your GLWB base is set equal to $159,294, i.e. $209,400 x (1 — $40,577/$169,577). Because the GLWB base after adjustment for the excess withdrawal of $159,294 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $159,294.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $9,558 (6% of $159,294 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $168,852 ($159,294 prior GLWB base + $9,558 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $178,852 ($168,852 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $169,294 ($159,294 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $10,158 (6% of $169,294 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $189,009 ($168,852 prior GLWB base + $10,000 additional purchase payment + $10,158 annual credit), and your GLWB base is set equal to your annual credit base.

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Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $10,158 (6% of $169,294 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $199,167 for year nine and $209,325 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $10,158 (6% of $169,294 Annual Credit Calculation Base) and your GLWB base after year eleven is $219,482 ($209,325 prior GLWB base + $10,158 annual credit).

GLWB Plus applied for between December 3, 2012 and March 25, 2013

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $7,000 credit on the first contract anniversary (7% of $100,000 Annual Credit Calculation Base) and your annual credit base is $107,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $9,100 (7% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $139,100 after year two ($130,000 prior GLWB base + $9,100 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $189,100 ($139,100 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $12,600 (7% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $201,700 ($139,100 prior GLWB base + $50,000 purchase payment + $12,600 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $12,600 (7% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $214,300 ($201,700 prior GLWB base + $12,600 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,715 (5.00% of $214,300), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $214,300. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,715 (5.00% of $214,300), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,285 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,715 was $168,285 ($179,000 — $10,715). Upon the excess withdrawal, your GLWB base is set equal to $164,273, i.e. $214,300 x (1 — $39,285/$168,285). Because the GLWB base after adjustment for the excess withdrawal of $164,273 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $164,273.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $11,499 (7% of $164,273 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $175,772 ($164,273 prior GLWB base + $11,499 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $185,772 ($175,772 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $174,273 ($164,273 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $12,199 (7% of $174,273 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $197,971 ($175,772 prior GLWB base + $10,000 additional purchase payment + $12,199 annual credit), and your GLWB base is set equal to your annual credit base.

Form 8577	116

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $12,199 (7% of $174,273 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $210,170 for year nine and $222,370 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $12,199 (7% of $174,273 Annual Credit Calculation Base) and your GLWB base after year eleven is $234,569 ($222,370 prior GLWB base + $12,199 annual credit).

GLWB Plus applied for between August 20, 2012 and December 3, 2012

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5.00% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5.00% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040 ($179,000 — $10,960). Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 x (1 — $38,821/$167,821). Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Form 8577	117

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

GLWB Plus applied for before August 20, 2012

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $11,179 (5.10% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $11,179 (5.10% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $38,821 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $11,179 was $167,821 ($179,000 — $11,179). Upon the excess withdrawal, your GLWB base is set equal to $168,494, i.e. $219,200 x (1 — $38,821/$167,821). Because the GLWB base after adjustment for the excess withdrawal of $168,494 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,494.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,480 (8% of $168,494 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $181,974 ($168,494 prior GLWB base + $13,480 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,974 ($181,974 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,494 ($168,494 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,280 (8% of $178,494 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $206,254 ($181,974 prior GLWB base + $10,000 additional purchase payment + $14,280 annual credit), and your GLWB base is set equal to your annual credit base.

Form 8577	118

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,280 (8% of $178,494 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,534 for year nine and $234,814 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,280 (8% of $178,494 Annual Credit Calculation Base) and your GLWB base after year eleven is $249,094 ($234,814 prior GLWB base + $14,280 annual credit).

GLWB (2012)

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB (2012) rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040 ($179,000 — $10,960). Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 x (1 — $39,040/$168,040). Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Form 8577	119

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

Form 8577	120

Statement of Additional Information Contents

Ohio National Life

Custodian

Independent Registered Public Accounting Firm

Underwriter

Calculation of Money Market Yield

Total Return

Financial Statements

1940 Act File Number 811-1978

1933 Act File Number 333-156430

Form 8577	121

Ohio National Variable Account A

of

The Ohio National Life Insurance Company

One Financial Way

Montgomery, Ohio 45242

Telephone 1-888-925-6446

ONcore Lite II VA

Statement of Additional Information

May 1, 2014

This Statement of Additional Information is not a prospectus. Read it along with the prospectus for Ohio National Variable Account A ("VAA") flexible purchase payment individual variable annuity contracts dated May 1, 2014. To get a free copy of the prospectus for VAA, write or call us at the above address.

TABLE OF CONTENTS

Ohio National Life	2
Custodian	2
Independent Registered Public Accounting Firm	2
Underwriter	2
Calculation of Money Market Yield	2
Total Return	2

Ohio National Life

The Ohio National Life Insurance Company was organized under the laws of Ohio on September 9, 1909. We write life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently we have assets of approximately $34.7 billion and equity of approximately $2.1 billion. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company ultimately wholly-owned by Ohio National Financial Services, Inc., which is wholly-owned by a mutual insurance holding company (Ohio National Mutual Holdings, Inc.). Our policyholders own the holding company.

Custodian

The Ohio National Life Insurance Company, the depositor, One Financial Way, Montgomery, Ohio 45242 , holds custody of VAA’s assets.

Independent Registered Public Accounting Firm

The financial statements of Ohio National Variable Account A and the consolidated financial statements and schedules of The Ohio National Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, Ohio, 43215.

Underwriter

We offer the contracts continuously. The principal underwriter of the contracts is Ohio National Equities, Inc. (“ONEQ”), a wholly-owned subsidiary of ours. The aggregate amount of commissions paid to ONEQ for contracts issued by VAA, and the amounts retained by ONEQ, for each of the last three years have been:

Year	Aggregate Commissions	Retained Commissions
2012	$157,888,643	$34,591,557
2011	$89,832,750	$19,517,109
2010	$78,700,175	$15,846,834

Calculation of Money Market Yield

The annualized current yield of the Money Market subaccount is calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one Money Market accumulation unit at the beginning of the seven-day period, subtracting a hypothetical charge reflecting deductions from the contract, and dividing the difference by the beginning value to obtain the seven-day return, and multiplying the difference by 365/7 (or 366/7 during a leap year). The result is rounded to the nearest hundredth of one percent.

Total Return

The average annual compounded rate of return for a contract for each subaccount over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

where:  P = a hypothetical initial payment of $1,000,

T = the average annual total return,

n = the number of years, and

ERV = the ending redeemable value of a hypothetical $1,000 beginning-of-period payment at the end of the period (or fractional portion thereof).

2

We will up-date standardized total return data based upon Fund performance in the subaccounts within 30 days after each calendar quarter.

In addition, we may present non-standardized total return data, using the above formula but based upon Fund performance before the date we first offered this series of contracts. This will be presented as if the same charges and deductions applying to these contracts had been in effect from the inception of each Fund. Note that, for purposes of these calculations, the $30 annual contract administration charge is equal to an annual percentage charge of 0.08%. There is no annual contract administration charge for contracts over $50,000. The effect of the waiver of that charge on contracts with total value more than $50,000 would be to increase the returns. The returns assume surrender of the contract and the waiver of deduction of the applicable surrender charge at the ends of the periods shown. However, these returns do not reflect any additional charges for optional additional benefit riders. If those charges were to apply, the returns below would be decreased accordingly.

3

Ohio National Variable Account A

Form N-4

Part C

Other Information

Item 24. Financial Statements and Exhibits

(a) The following financial statements of the Registrant are included in Part B of this Registration Statement.

[to be filed by amendment]

The following consolidated financial statements of the Depositor and its subsidiaries are also incorporated by reference in Part B of this Registration Statement.

[to be filed by amendment]

(b) Exhibits:

(1) Resolution of Board of Directors of the Depositor authorizing establishment of the Registrant was filed as Exhibit A(1) of the Registrant’s registration statement on Form S-6 on August 3, 1982 (File no. 2-78652) and is incorporated by reference herein.

(2) N/A

(3)(a) Principal Underwriting Agreement for Variable Annuities between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant’s Form N-4 on December 30, 1997 (File no. 333-43513) and is incorporated by reference herein.

(3)(b) Registered Representative’s Sales Contract with Variable Annuity Supplement was filed as Exhibit (3)(b) of the Registrant’s Form N-4, Post-effective Amendment no. 9 on February 27, 1991 (File no. 2-91213) and is incorporated by reference herein.

(3)(c) Variable Annuity Sales Commission Schedule was filed as Exhibit A(3)(c) of the Registrant’s registration statement on Form S-6 on May 18, 1984 (File no. 2-91213) and is incorporated by reference herein.

(3)(d) Selling Agreement and commission schedule between Ohio National Equities, Inc. and other broker-dealers for the distribution of “ONcore” Variable Annuities was filed as Exhibit (3)(d) of the Registrant’s Form N-4, Pre-effective Amendment No. 2 on April 16, 1998 and is incorporated by reference herein.

(4)(a) Variable Deferred Annuity Contract, Form 09-VA-1, was filed as Exhibit 99(4)(a) of the Registrant’s Form N-4 on April 10, 2009 (File no. 333-156430) and is incorporated by reference herein.

(4)(b) Guaranteed Minimum Income Benefit (Annual Reset Option), Form 08-GMI-1 was filed as Exhibit 99(4)(c) of the Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 31 on December 5, 2008 (File no. 333-43513) and is incorporated by reference herein.

(4)(c) Guaranteed Minimum Income Benefit (Five Year Reset Option), Form 08-GMI-2 was filed as Exhibit 99(4)(d) of the Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 31 on December 5, 2008 (File no. 333-43513) and is incorporated by reference herein.

(4)(d) Annual Reset Death Benefit, Form 08-ARD-1 was filed as Exhibit 99(4)(e) of the Registrant’s registration statement on Form N- 4, Post-Effective Amendment No. 31 on December 5, 2008 (File no. 333-43513) and is incorporated by reference herein.

(4)(e) Guaranteed Minimum Income Benefit, Form 09-GMI-1, was filed as Exhibit 99(4)(e) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156430) and is incorporated by reference herein.

(4)(f) Annual Reset Death Benefit, Form 09-ARD-1, was filed as Exhibit 99(4)(f) of the Registrant’s registration statement on Form N- 4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(4)(g) Guaranteed Minimum Death Benefit, Form 09-GMD-1, was filed as Exhibit 99(4)(g) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(4)(h) Guaranteed Minimum Death Benefit, Form 09-GMD-2, was filed as Exhibit 99(4)(h) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(4)(i) Annual Step-Up Death Benefit Rider, Form 05-AMD-1, was filed as Exhibit 99(4)(i) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156430) and is incorporated by reference herein.

(4)(j) Guaranteed Principal Protection, Form 03-GPP-1, was filed as Exhibit 99(4)(j) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(4)(k) Form of Guaranteed Lifetime Withdrawal Benefit Rider, Form 10-GLW-1, was filed as Exhibit 99(4)(g) of the Registrant’s Form N-4, Post-Effective Amendment No. 37 on April 30, 2010 (333-43515) and is incorporated by reference herein.

(4)(l) Form of Guaranteed Lifetime Withdrawal Benefit (Joint Life) Rider, Form 10-GLW-2, was filed as Exhibit 99(4)(h) of the Registrant’s Form N-4, Post-Effective Amendment No. 37 on April 30, 2010 (333-43515) and is incorporated by reference herein.

(4)(m) Form of Guaranteed Lifetime Withdrawal Benefit (Single Life) Rider, Form 12-GLW-1, was filed as Exhibit 99(4)(p) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(n) Form of Guaranteed Lifetime Withdrawal Benefit (Joint Life) Rider, Form 12-GLW-2, was filed as Exhibit 99(4)(q) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(o) Form of Guaranteed Lifetime Withdrawal Benefit Plus (Single Life) Rider, Form 12-GLWP-1, was filed as Exhibit 99(4)(r) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

4(p) Form of Guaranteed Lifetime Withdrawal Benefit Plus (Joint Life) Rider, Form 12-GLWP-2, was filed as Exhibit 99(4)(s) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(q) Form of Deferral Credit for the Guaranteed Lifetime Withdrawal Benefit Rider, Form 12-DC-GLW-1, was filed as Exhibit 99(4)(t) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(r) Form of Deferral Credit with Minimum Age Requirements for the Guaranteed Lifetime Withdrawal Benefit Rider (Single Life), Form 12-DCMAR-GLW-1, was filed as Exhibit 99(4)(u) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(s) Form of Deferral Credit with Minimum Age Requirements for the Guaranteed Lifetime Withdrawal Benefit Rider (Joint Life), Form 12-DCMAR-GLW-2, was filed as Exhibit 99(4)(v) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(t) Form of Guaranteed Principal Protection for the Guaranteed Lifetime Withdrawal Benefit, Form 12-GPP-GLW-1, was filed as Exhibit 99(4)(w) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(u) Form of Guaranteed Principal Protection, Form 12-GPP-1, was filed as Exhibit 99(4)(x) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(v) Form of Premium Protection Death Benefit (Single Life) Rider, Form 12-GPD-1, was filed as Exhibit 99(4)(y) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(w) Form of Premium Protection Death Benefit (Joint Life) Rider, Form 12-GPD-2, was filed as Exhibit 99(4)(z) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(x) Form of Premium Protection Plus Death Benefit (Single Life) Rider, Form 12-PPDP-1, was filed as Exhibit 99(4)(aa) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(y) Form of Premium Protection Plus Death Benefit (Joint Life) Rider, Form 12-PPDP-2, was filed as Exhibit 99(4)(bb) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(4)(z) Form of Guaranteed Lifetime Withdrawal Benefit Plus (Single Life) Rider, Form 12-GLWP-1.10, was filed as Exhibit 99(4)(z) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 10 on July 31, 2012 (File No. 333-164070) and is incorporated by reference herein.

(4)(aa) Form of Guaranteed Lifetime Withdrawal Benefit Plus (Joint Life) Rider, Form 12-GLWP-2.10, was filed as Exhibit 99(4)(aa) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 10 on July 31, 2012 (File No. 333-164070) and is incorporated by reference herein.

(4)(bb) Form of Guaranteed Principal Protection, Form 12-GPP-1.10, was filed as Exhibit 99(4)(bb) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 10 on July 31, 2012 (File No. 333-164070) and is incorporated by reference herein.

(4)(cc) Form of Guaranteed Principal Protection for the Guaranteed Lifetime Withdrawal Benefit, Form 12-GPP-GLW-1, was filed as Exhibit 99(4)(cc) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 10 on July 31, 2012 (File No. 333-164070) and is incorporated by reference herein.

(4)(dd) Form of Guaranteed Lifetime Withdrawal Benefit Preferred I.S. (Single Life) Rider, Form 13-GLW-I.1, was filed as Exhibit 99(4)(n) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 2 on April 26, 2013 (File No. 333-182250) and is incorporated by reference herein.

(4)(ee) Form of Guaranteed Lifetime Withdrawal Benefit Preferred I.S. (Joint Life) Rider, Form 13-GLW-I.2, was filed as Exhibit 99(4)(o) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 2 on April 26, 2013 (File No. 333-182250) and is incorporated by reference herein.

(5)(a) Tax-Qualified Variable Annuity Application, Form V-4890-A, was filed as Exhibit (5)(a) of the Registrant’s registration statement on Form N-4, Post-effective Amendment no. 18 on April 25, 1996 (File No. 2-91213) and is incorporated by reference herein.

(6)(a) Articles of Incorporation of the Depositor were filed as Exhibit A(6)(a) of Ohio National Variable Interest Account registration statement on Form N-8B-2 on July 11, 1980 (File no. 811-3060) and is incorporated by reference herein.

(6)(b) Code of Regulations (by-laws) of the Depositor were filed as Exhibit A(6)(b) of Ohio National Variable Interest Account registration statement on Form N-8B-2 on July 11, 1980 (File no. 811-3060) and is incorporated by reference herein.

(7)(a) Variable Annuity GEB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(a) of Registrant’s registration statement on Form N-4, post-effective amendment no. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(7)(b) Variable Annuity GMIB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(b) of Registrant’s registration statement on Form N-4, post-effective amendment no. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(7)(c) Variable Annuity Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(c) of Registrant’s registration statement on Form N-4, post-effective amendment no. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(7)(d) Variable Annuity GMDB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(d) of Registrant’s registration statement on Form N-4, post-effective amendment no. 29 (File No. 333- 43515) on April 30, 2008 and is incorporated by reference herein.

(8)(a) Fund Participation Agreement between the Depositor and Janus Aspen Series was filed as Exhibit (3)(e) of the Registrant’s Form N-4, Pre-effective Amendment no. 1 on April 10, 1998 (File no. 333-43515) and is incorporated by reference herein.

(8)(b) Participation Agreement between the Depositor and Strong Variable Insurance Funds, Inc. was filed as Exhibit (3)(f) of the Registrant’s Form N-4, Pre-effective Amendment no. 1 on April 10, 1998 (File no. 333-43515) and is incorporated by reference herein.

(8)(c) Fund Participation Agreement between the Depositor and Prudential Funds were filed as Exhibit (3)(g) of the Registrant’s Post Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(8)(d) Fund Participation Agreement between the Depositor and Neuberger Berman Advisers Management Trust were filed as Exhibit (3)(h) of the Registrant’s Post Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(8)(e) Amendment to Fund Participation Agreement between the Depositor and The Universal Institutional Funds were filed as Exhibit (3)(i) of the Registrant’s Post Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(8)(f) Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Ohio national Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(8)(g) Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Ohio national Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(8)(h) First Amendment to the Participation Agreement by and between Salomon Brothers Variable Series Funds Inc, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Ohio national Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900). and is incorporated by reference herein

(9) Opinion of Counsel and consent to its use filed herewith as Exhibit 99(9)

(10) Consent of KPMG LLP [to be filed by amendment]

(13)(a) Form of Asset Allocation Model Investor Risk Profile was filed as Exhibit 99(13)(a) of the Registrant’s registration statement, Form N-4, Post-Effective Amendment No. 31 on April 30, 2009 (File No. 333-43515) and is incorporated by reference herein.

(13)(b) Form of Asset Allocation Model Determining Your Investor Risk Profile brochure was filed as Exhibit 99(13)(b) of the Registrant’s registration statement, Form N-4, Post-Effective Amendment No. 31 on April 30, 2009 (File No. 333-43515) and is incorporated by reference herein.

(13)(c) Form of Asset Allocation Model Descriptions effective July 2, 2012 is filed herewith as Exhibit 99(13)(c) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 10 on July 31, 2012 (File No. 333-164070) and is incorporated by reference herein.

(13)(d) Form of Managed Volatility Model Description effective July 2, 2012 is filed herewith as Exhibit 99(13)(d) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 10 on July 31, 2012 (File No. 333-164070) and is incorporated by reference herein.

(24) Powers of Attorney filed herewith as Exhibit 99(24)

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address	Position and Offices with Depositor

Thomas A. Barefield*	Director, Executive Vice President, Distribution
Howard C. Becker*	Director, Executive Vice President & Chief Administrative Officer
G. Timothy Biggs*	Vice President, Mortgages & Real Estate

Jeffery A. Bley*	Vice President, Operations

Richard J. Bodner*	Senior Vice President, Insurance Operations

Jack E. Brown 50 E. Rivercenter Blvd. Covington, KY 41011	Director

Victoria B. Buyniski Gluckman 2343 Auburn Avenue Cincinnati, OH 45219	Director
Philip C. Byrde*	Vice President, Fixed Income Securities

Christopher J. Calabro*	Vice President, Career Marketing
Joseph A. Campanella 6179 Paderbourne Drive Hudson, OH 44236	Director
Christopher A. Carlson*	Director, Executive Vice President & Chief Investment Officer
Thomas G. Cody 7 West Seventh Street Cincinnati, OH 45202	Director

J. Craig Collins*	Vice President, PGA Marketing, Southeast Division

Robert W. Conway*	Vice President, PGA Marketing, Eastern Division

H. Douglas Cooke, III*	Senior Vice President, Institutional Sales

Rocky Coppola*	Vice President and Controller
Cletus L. Davis*	Senior Tax Officer

John A. DelPozzo*	Senior Vice President, PGA Marketing
Michael J. DeWeirdt*	Vice President, Derivatives

Ronald J. Dolan*	Director, Vice Chairman and Chief Risk Officer
Anthony G. Esposito*	Senior Vice President, Human Resources and Corporate Services
Joseph M. Fischer*	Assistant Secretary
Rosemary L. Gatto*	Vice President, Claims
Paul J. Gerard*	Senior Vice President, Investments

Robert K. Gongwer*	Vice President, Taxes
Diane S. Hagenbuch*	Senior Vice President, Corporate Relations & Communications

Kristal E. Hambrick*	Executive Vice President and Chief Product Officer
Michael F. Haverkamp*	Senior Vice President, General Counsel and Assistant Secretary
John W. Hayden 7000 Midland Blvd Batavia, OH 45103	Director

Ronald G. Heibert*	Senior Vice President, Corporate Actuarial
David D. Herr, Jr.*	Senior Vice President & Chief Risk Officer
Cynthia Howell*	Vice President, Information Technology

Gary T. Huffman*	Director, Chairman, President and Chief Executive Officer

Lori A. Landrum*	Vice President and Counsel
John M. Lennon*	Vice President, National Sales Manager Group Retirement Plans

Jed R. Martin*	Vice President, Private Placements

Elizabeth F. Martini*	Vice President and Counsel
Therese S. McDonough*	Vice President & Secretary

William J. McFadden*	Vice President, PGA Marketing, Western Division
Angela C. Meehan*	Vice President, Corporate and Marketing Communications
Stephen R. Murphy*	Senior Vice President, Capital Management
Jeffrey K. Oehler*	Vice President, Information Systems
James F. Orr 201 East Fourth Street Cincinnati, OH 45202	Director

John R. Philips 200 E. Randolph Drive, 43rd Floor Chicago, IL 60601	Director

William C. Price*	Vice President & Assistant General Counsel
Arthur J. Roberts*	Senior Vice President & Chief Financial Officer
Joseph R. Sander*	Vice President and Treasurer
William G. Schlechter M.D.*	Vice President and Medical Director
J. Michael Schlotman The Kroger Company 1014 Vine Street Cincinnati, OH 45202	Director
James C. Smith*	Senior Vice President, Internal Audit and Compliance
Raymond D. Spears*	Vice President, Chief Underwriting Officer

Tracey L. Spikes*	Vice President, PGA Marketing, South Central Division
Kenneth E. Stehlin*	Vice President, Disability Income Sales
Annette Teders*	Vice President, Investments
Gregory J. Trankle*	Vice President, PGA Marketing, Southwest Division
Barbara A. Turner*	Senior Vice President and Chief Compliance Officer; President and Chief Executive Officer, ONESCO

Paul J. Twilling*	Senior Vice President, Information Technology

Andrew J. VanHoy*	Vice President, ONESCO Compliance

Michael C. Vogel*	Vice President, Information Systems
Pamela A. Webb*	Vice President, Human Resources
Trisha M. Weiner*	Vice President, Internal Marketing

Gary E. Wendlandt 45 Gramercy Park North, Apt 2B New York, NY 10010	Director
Peter Whipple*	Senior Vice President & Chief Corporate Actuary
Nicholas A. Vision*	Tax Officer

*The principal business address for these individuals is: One Financial Way, Montgomery, Ohio 45242

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of the Depositor.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company	Ohio	100%
OnFlight, Inc. (aviation)	Ohio	100%
Fiduciary Capital Management, Inc. (investment adviser)	Connecticut	51%
Financial Way Realty, Inc.	Ohio	100%
Suffolk Capital Management LLC (investment adviser)	Delaware	83%
Sycamore Re, Ltd. (captive reinsurance company)	Bermuda	100%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
Ohio National Life Assurance Corporation	Ohio	100%
Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%
Ohio National Investments, Inc. (investment adviser)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
Ohio National Fund, Inc. (registered investment company)	Maryland	83%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Dow Target Variable Fund LLC (registered investment company)	Ohio	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
National Security Life and Annuity Company	New York	100%

(insurance company)

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

Sycamore Re, Ltd. owns 100% of the voting securities of ON Global Holdings, LLC, an insurance holding company organized under the laws of Delaware.

ON Global Holdings, LLC owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

Separate financial statements are filed with the Commission for Ohio National Life Assurance Corporation under registrant Ohio National Variable Account R and National Security Life and Annuity Company under registrant National Security Variable Account L and National Security Variable Account N. All subsidiaries of the Depositor are included in the consolidated financial statements of the Depositor, The Ohio National Life Insurance Company.

Item 27. Number of Contract Owners

As of March 31, 2013, this series of Registrant’s contracts were owned by 12,324 owners.

Item 28. Indemnification

The sixth article of the Depositor’s Articles of Incorporation, as amended, provides as follows:

Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, judgments, fine and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law.

In addition, Article XII of the Depositor’s Code of Regulations states as follows:

If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Sixth of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation’s request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled.

Item 29. Principal Underwriters

The principal underwriter of the Registrant’s securities is presently Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of the Depositor. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts B and D, other separate accounts of the Depositor which are registered as unit investment trusts; and Ohio National Variable Account R, a separate account of the Depositor’s subsidiary, Ohio National Life Assurance Corporation, which separate account is also registered as a unit investment trust. ONEQ also serves as the principal underwriter of securities issued by National Security Variable Accounts N and L, separate accounts of the Depositor’s affiliate, National Security Life and Annuity Company.

The directors and officers of ONEQ are:

Name	Position with ONEQ
John J. Palmer	Director
Gary T. Huffman	Director and President
Thomas A. Barefield	Director and Executive Vice President
Michael F. Haverkamp	Director and Secretary
Barbara A. Turner	Director, Vice President of Operations & Comptroller and Treasurer
Jeffery A. Bley	Chief Compliance Officer
Kimberly A. Plante	Assistant Secretary

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
$157,888,643	None	None	None

Item 30. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

(1) Journals and other records of original entry:

The Ohio National Life Insurance Company (“Depositor”)

One Financial Way

Montgomery, Ohio 45242

(2) General and auxiliary ledgers:

Depositor

(3) Securities records for portfolio securities:

Depositor

(4) Corporate charter, by-laws and minute books:

Registrant has no such documents.

(5) Records of brokerage orders:

Not applicable.

(6) Records of other portfolio transactions:

Depositor

(7) Records of options:

Not applicable

(8) Records of trial balances:

Depositor

(9) Quarterly records of allocation of brokerage orders and commissions:

Not applicable

(10) Records identifying persons or group authorizing portfolio transactions:

Depositor

(11) Files of advisory materials:

Not applicable

(12) Other records

Depositor

Item 31. Management Services

Not applicable.

Item 32. Undertakings and Representations

(a) Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, The Ohio National Life Insurance Company, hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Ohio National Life Insurance Company.

(b) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure audited financial statements in this registration statement are never more than 16 months old for so long as payments under variable annuity contracts may be accepted.

(c) The Registration hereby undertakes to include either (1) as part of any application to purchase any contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(d) The Registration hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made under Form N-4 promptly upon written or oral request.

(e) Rule 484 Undertaking — Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Signatures

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account A certifies that it has caused this post-effective amendment to the registration statement to be filed and signed on its behalf in the City of Montgomery and the State of Ohio on this 26th day of February, 2014.

Ohio National Variable Account A
(Registrant)
By: The Ohio National Life Insurance Company
(Depositor)
By: /s/ Kristal E. Hambrick
Kristal E. Hambrick, Executive Vice President and Chief Product Officer

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the depositor, The Ohio National Life Insurance Company, has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Montgomery and the State of Ohio on the 26th day of February, 2014.

The Ohio National Life Insurance Company
(Depositor)
By: /s/ Kristal E. Hambrick
Kristal E. Hambrick, Executive Vice President and Chief Product Officer

As required by the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary T. Huffman Gary T. Huffman	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	February 26, 2014
Thomas A. Barefield	Director	February 26, 2014
Howard C. Becker	Director	February 26, 2014
*/s/ Jack E. Brown Jack E. Brown	Director	February 26, 2014
*/s/ Victoria B. Buyniski Gluckman Victoria B. Buyniski Gluckman	Director	February 26, 2014
*/s/ Joseph A. Campanella Joseph A. Campanella	Director	February 26, 2014
*/s/ Christopher A. Carlson_______ Christopher A. Carlson	Director	February 26, 2014
*/s/ Thomas G. Cody Thomas G. Cody	Director	February 26, 2014
*/s/ Ronald J. Dolan Ronald J. Dolan	Director	February 26, 2014
*/s/ John W. Hayden John W. Hayden	Director	February 26, 2014
*/s/ James F. Orr James F. Orr	Director	February 26, 2014
*John R. Phillips John R. Phillips	Director	February 26, 2014
/s/ Arthur J. Roberts Arthur J. Roberts	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	February 26, 2014
*/s/ J. Michael Schlotman J. Michael Schlotman	Director	February 26, 2014
Gary E. Wendlandt	Director	February 26, 2014

*By: Therese S. McDonough Therese S. McDonough, Attorney in Fact pursuant to Powers of Attorney filed herewith

Index of Consents and Exhibits

Exhibit Number	Description	Page Number
99(9)	Opinion of Counsel
99(24)	Powers of Attorney